As filed with the Securities and Exchange Commission on March 27, 2020

Securities Act File No. 333-148826

Investment Company Act File No. 811-22175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post Effective Amendment No. 299	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 300	[X]

(Check appropriate box or boxes)

ALPS ETF TRUST

(Exact Name of Registrant as Specified in its Charter)

1290 Broadway
Suite 1000
Denver, Colorado 80203
(Address of Principal Executive Offices)

(303) 623-2577
Registrant’s Telephone Number

Richard C. Noyes, Esq.
ALPS Fund Services, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203
(Name and Address of Agent for Service)

Copy to:

Adam T. Teufel, Esq.
Dechert LLP
1900 K Street, NW

Washington, D.C. 20006

It is proposed that this filing will become effective:

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On March 31, 2020 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

March 31, 2020

ALPS ETF Trust

ALPS Equal Sector Weight ETF (NYSE ARCA:EQL)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	5
Tax-Advantaged Product Structure	5
ALPS Equal Sector Weight ETF	5
Underlying Sector ETFs	5
Additional Information About the Fund’s Principal Investment Risks	6
Risks of Underlying Sector ETFs	7
Secondary Investment Strategies	10
Additional Risk Considerations	11
Investment Advisory Services	12
Purchase and Redemption of Shares	13
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	15
Fund Service Providers	15
Index Provider	15
Disclaimers	15
Federal Income Taxation	16
Other Information	17
Financial Highlights	17
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS EQUAL SECTOR WEIGHT ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (ticker symbol NYXLEW) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.37%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and Reimbursement of Distribution Fee of Underlying Sector ETFs(1)	-0.03%
Fee Waiver and Expense Reimbursement(2)	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.28%

(1)

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs, and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

(2)

The Adviser has contractually agreed, through March 31, 2021, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$29	$132	$244	$573

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR®ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs. The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the ten Underlying Sector ETFs represent the Underlying Index as a whole.

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PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money. See also the section “Risks of Underlying Sector ETFs” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Sector ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the Underlying Sector ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Sector ETFs that comprise the Underlying Index.

Underlying Sector ETFs Risk. Investment in the Underlying Sector ETFs may subject the Fund to the following risks: Market Risk and Non-Correlation Risk. The Fund may also be subject to certain other risks specific to each Underlying Sector ETF.

Market Risk. The Fund’s investment in an Underlying Sector ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic, political and social developments, inflation (or expectations for inflation), changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. Absent any applicable fee waivers and/or expense reimbursements, performance would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	13.28%	(March 31, 2019)
Lowest Quarterly Return	-14.12%	(September 30, 2011)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

www.alpsfunds.com	3

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	10 Years
Return Before Taxes	27.86%	9.59%	12.20%
Return After Taxes on Distributions	27.23%	8.93%	11.67%
Return After Taxes on Distributions and Sale of Fund Shares	16.88%	7.42%	10.06%
NYSE® Equal Sector Weight Index* (reflects no deduction for fees, expenses or taxes)	28.02%	9.75%	12.47%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EQL and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | March 31, 2020

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds. This prospectus relates to the ALPS Equal Sector Weight ETF (the “Fund”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Equal Sector Weight ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The investment policies of the Underlying Sector ETFs are described generally in the section “Underlying Sector ETFs.” The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The NYSE® Equal Sector Weight Index was created in 2017 and is a U.S. equity index comprised, in equal weights, of all active Select Sector SPDR® ETFs. These are the Communication Services Select Sector SPDR®Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund.

The Underlying Index is rebalanced quarterly after the close of trading on the third Friday of March, June, September, and December to ensure that the selection and weightings of the constituents continues to reflect as closely as possible the Underlying Index’s objective of representing an equal-weighted portfolio of the Underlying Sector ETFs. NYSE Arca serves as calculation agent. The Underlying Index is disseminated publicly through the NYSE Global Index Feed and made available to major market data vendors such as Reuters and Bloomberg.

Underlying Sector ETFs

Each Underlying Sector ETF seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Underlying Sector ETFs and the Underlying Sector Indexes are as follows:

The Consumer Discretionary Select Sector SPDR Fund
(Symbol: XLY)

The Consumer Discretionary Select Sector Index includes companies from the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; auto components; distributors; leisure equipment & products; and diversified consumer services.

The Communication Services Select Sector SPDR® Fund
(Symbol: XLC)

The Communication Services Select Sector Index includes companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services industries.

The Consumer Staples Select Sector SPDR Fund
(Symbol: XLP)

The Consumer Staples Select Sector Index includes companies from the following industries: food & staples retailing; household products; food products; beverages; tobacco; and personal products.

www.alpsfunds.com	5

The Energy Select Sector SPDR Fund (Symbol: XLE)

The Energy Select Sector Index includes companies from the following industries: oil, gas & consumable fuels; and energy equipment & services.

The Financial Select Sector SPDR Fund (Symbol: XLF)

The Financial Select Sector Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts & mortgage finance.

The Health Care Select Sector SPDR Fund (Symbol: XLV)

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care equipment & supplies; health care providers & services; biotechnology; life sciences tools & services; and health care technology.

The Industrial Select Sector SPDR Fund (Symbol: XLI)

The Industrial Select Sector Index includes companies from the following industries: aerospace & defense; industrial conglomerates; machinery; road & rail; air freight & logistics; commercial services & supplies; professional services; electrical equipment; construction & engineering; trading companies & distributors; airlines; and building products.

The Materials Select Sector SPDR Fund (Symbol: XLB)

The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials.

The Real Estate Select Sector SPDR Fund (Symbol: XLRE)

The Real Estate Select Sector Index includes securities of companies from the following industries: real estate management and development and REITs, excluding mortgage REITs.

The Technology Select Sector SPDR Fund (Symbol: XLK)

The Technology Select Sector Index includes companies from the following industries: computers & peripherals; software; diversified telecommunication services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics.

The Utilities Select Sector SPDR Fund (Symbol: XLU)

The Utilities Select Sector Index includes companies from the following industries: electric utilities; multi-utilities; independent power producers & energy traders; and gas utilities.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Sector ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying Sector ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Sector ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Sector ETFs in which it invests. In addition, at times, certain of the segments of the market represented by constituent Underlying Sector ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying Sector ETFs Risk. Investment in the Underlying Sector ETFs may subject the Fund to the following risks: Market Risk and Non-Correlation Risk. The Fund may also be subject to certain other risks specific to each Underlying Sector ETF.

Market Risk. The Fund’s investment in an Underlying Sector ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic, political and social developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an

6	Prospectus | March 31, 2020

adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Risks of Underlying Sector ETFs

Investments in the Fund are subject to the risks associated with an investment in the Underlying Sector ETFs. These include the following risks:

Trading Issues

Although the shares of the Underlying Sector ETFs are listed for trading on the NYSE Arca, and may be listed or traded on U.S. and non-U.S. stock exchanges other than the NYSE Arca, there can be no assurance that an active trading market for the Underlying Sector ETFs will develop or be maintained. Trading in the Underlying Sector ETFs on the NYSE Arca may be halted due to market conditions for reasons that, in the view of the NYSE Arca, make trading in the Underlying Sector ETFs inadvisable. In addition, trading in the Underlying Sector ETFs is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of an Underlying Sector ETF will continue to be met or will remain unchanged or that the Underlying Sector ETFs will trade with any volume, or at all, on any stock exchange.

Non-Correlation Risk

An Underlying Sector ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur a number of operating expenses not applicable to its underlying index, and incur costs in buying and selling securities, especially when rebalancing its securities holdings to reflect changes in composition of its underlying index. In addition, the performance of an Underlying Sector ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying Sector ETF’s portfolio and its underlying index resulting from legal restrictions (such as diversification requirements that apply to an Underlying Sector ETF but not to its Underlying Sector Index).

Since an Underlying Sector Index is not subject to the diversification requirements to which its respective Underlying Sector ETF must adhere, an Underlying Sector ETF may be required to deviate its investments from the securities and relative weightings of its Underlying Sector Index. An Underlying Sector ETF may not invest in certain securities included in its Underlying Sector Index due to liquidity constraints. Liquidity constraints may delay an Underlying Sector ETF’s purchase or sale of securities included in its Underlying Sector Index.

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For tax efficiency purposes, an Underlying Sector ETF may sell certain securities to realize losses, causing it to deviate from the Underlying Sector Index.

An Underlying Sector ETF may not be fully invested at times, either as a result of cash flows into the Underlying Sector ETF or reserves of cash held by the Underlying Sector ETF to meet redemptions and expenses. If an Underlying Sector ETF utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stock in its underlying index with the same weightings as the underlying index.

Passive Strategy/Index Risk

Each Underlying Sector ETF is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Underlying Sector ETF may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underlying Sector ETF’s return to be lower than if the Underlying Sector ETF employed an active strategy.

Non-Diversification Risk

Each Underlying Sector ETF is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Underlying Sector ETF’s performance may be disproportionately impacted by the performance of relatively few securities.

Risks Specific to Each Underlying Sector ETF

Each Underlying Sector ETF is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets, and the Fund is subject to these risks as well. Additional Underlying Sector ETF specific risks include:

Communication Services Sector Risk (The Communication Services Select Sector SPDR® Fund): Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk (The Consumer Discretionary Select Sector SPDR Fund): The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk (The Consumer Staples Select Sector SPDR Fund): Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk (The Energy Select Sector SPDR Fund): Energy companies typically develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Financial Sector Risk (The Financial Select Sector SPDR Fund): Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope

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of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets in the aftermath of the 2007-2008 financial crisis generally caused the financial sector to experience an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk (The Health Care Select Sector SPDR Fund): Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrial Sector Risk (The Industrial Select Sector SPDR Fund): Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials Sector Risk (The Materials Select Sector SPDR Fund): Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Real Estate Sector Risk (The Real Estate Select Sector SPDR Fund): An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment.

Technology Sector Risk (The Technology Select Sector SPDR Fund): Market or economic factors impacting technology companies and companies that rely heavily on technology

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advances could have a major effect on the value of the stocks in the technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Utilities Sector Risk (The Utilities Select Sector SPDR Fund): Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 90% of its total assets in the shares of Underlying Sector ETFs that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally will invest in all of the Underlying Sector ETFs in proportion to their weight in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the Underlying Sector ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying Sector ETFs in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

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The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets (“Advisory Fee”). The Adviser has contractually agreed, through March 31, 2021, to reduce its Advisory Fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs (as defined above), and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, in addition to the waiver described above, the Adviser will also reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Portfolio Management

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and

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SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol EQL.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the

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principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities of the Underlying Sector ETFs representing the stocks included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund

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Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. (“ALPS”) is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

ICE Data Indices, LLC (“ICE Data”) is the Index Provider for the ALPS Equal Sector Weight ETF. ICE Data is not affiliated with the Trust, the Adviser, ALPS or the Distributor. The Adviser has entered into a license agreement with ICE Data to use the Underlying Index.

Disclaimers

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by ALPS Advisors, Inc. (the “Adviser”) in connection with ALPS Equal Sector Weight ETF (the “Fund”). Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY

www.alpsfunds.com	15

SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund will not be able to offset gains distributed by one underlying fund in which it invests against losses in another underlying fund in which the Fund invests. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale

16	Prospectus | March 31, 2020

rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

If you are not a citizen or permanent resident of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The Fund’s investment in underlying funds could affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Fund, since the Fund operates as a “fund-of-funds” by investing in the Underlying Sector ETFs.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www. alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, can be found at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.675.2639. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

www.alpsfunds.com	17

Financial highlights

For a share outstanding throughout the years presented

ALPS Equal Sector Weight ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$70.34	$69.28	$59.74	$56.16	$57.01

INCOME FROM OPERATIONS:
Net investment income(a)	1.53	1.50	1.37	1.66	1.09
Net realized and unrealized gain/(loss)	8.03	1.02	10.03	3.11	(0.84)
Total from investment operations	9.56	2.52	11.40	4.77	0.25

DISTRIBUTIONS:
From net investment income	(1.57)	(1.46)	(1.86)	(1.19)	(1.10)
Total distributions	(1.57)	(1.46)	(1.86)	(1.19)	(1.10)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	7.99	1.06	9.54	3.58	(0.85)
NET ASSET VALUE, END OF PERIOD	$78.33	$70.34	$69.28	$59.74	$56.16
TOTAL RETURN(b)	13.86%	3.66%	19.46%	8.62%	0.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$168,407	$154,742	$166,284	$140,391	$140,407

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.15%	0.15%	0.15%	0.21	%(c)
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.89%	1.92%	1.92%	2.71%	1.78%
Ratio of net investment income including waiver/reimbursement to average net assets	2.11%	2.14%	2.14%	2.93%	1.94	%(c)
Portfolio turnover rate(d)	4%	14%	5%	13%	6%

(a)	Based on average shares outstanding during the period.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.

(c)	The effective expense ratio including waivers changed from 0.34% to 0.15% effective April 1, 2015 through March 31, 2016.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

18	Prospectus | March 31, 2020

Intentionally Left Blank

Intentionally Left Blank

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.675.2639

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

A Statement of Additional Information dated March 31, 2020, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.675.2639. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF TRUST

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information	2
Alerian MLP ETF	2
Alerian Energy Infrastructure ETF	7
Introduction—ALPS ETF Trust	11
Additional Information About the Funds’ Principal Risks	13
Secondary Investment Strategies	18
Additional Risk Considerations	18
Investment Advisory Services	19
Purchase and Redemption of Shares	20
How to Buy and Sell Shares	21
Frequent Purchases and Redemptions	23
Fund Service Providers	23
Index Provider	23
Disclaimers	23
Dividends, Distributions and Taxes	25
Federal Income Taxation of the Alerian MLP ETF	25
Federal Income Taxation for the Alerian Energy Infrastructure ETF	29
Other Information	30
Financial Highlights	30
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

SUMMARY SECTION

Alerian MLP ETF (“AMLP” OR THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (ticker symbol AMZI) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Other Expenses	0.00%
Income Tax Expense(a)	0.02%
Total Annual Fund Operating Expenses	0.87%

(a)

The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ‘‘C’’ corporation. As a ‘‘C’’ corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2019, the Fund had net operating losses of $794,734,546, accrued $0 in deferred income tax expense and accrued $1,343,316 in current income tax expense.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower based on these assumptions, your costs would be:	$89	$277	$482	$1,072

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” - or indexing - investment approach designed to track the performance of the Underlying Index. The Underlying Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index was developed by Alerian, a leading provider of objective energy infrastructure and MLP benchmarks, data and analytics. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage and processing of energy commodities. As of December 31, 2019, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $1.45 billion to approximately $61.46 billion.

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

Energy infrastructure MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management

2	Prospectus | March 31, 2020

ALERIAN MLP ETF

of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by the underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. Under recent tax legislation, individuals and certain other non-corporate investors will be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. Neither the Fund directly nor the Fund’s shareholders indirectly will be entitled to this deduction with respect to the Fund’s MLP investments.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors associated with investing in the Fund which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV, but only to the extent of previously accrued deferred tax liability, i.e., no deferred tax asset will be accrued. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 21%, and an assumed rate attributable to state taxes.

Potential Substantial After-Tax Tracking Error from Underlying Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any current and deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

www.alpsfunds.com	3

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Industry Specific Risks. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, the following:

●	fluctuations in energy commodity prices which may impact the volume of energy commodities transported, processes, stored or distributed;
●	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
●	new construction risks and acquisition risk which can limit growth potential;
●	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
●	changes in the regulatory environment;
●	extreme weather;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities;
●	global, political and economic instability; and
●	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level, although under the centralized audit regime, MLPs are audited and imputed underpayments at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of your investment in the Fund.

Liquidity Risk. Certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund is required to do so based on changes in the Underlying Index or to fund redemptions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, the Fund’s return may not match the return of the Underlying Index for other reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to

4	Prospectus | March 31, 2020

ALERIAN MLP ETF

sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to redeemers of Creation Units in the form of redemption transaction fees.

FUND PERFORMANCE

On July 1, 2011, ALPS Advisors, Inc. assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by a prior sub-advisor to the Fund. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 877.398.8461.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	19.13%	(June 30, 2016)
Lowest Quarterly Return	-18.20%	(September 30, 2015)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	Since Inception (August 24, 2010)
Return Before Taxes	5.95%	-6.15%	1.04%
Return After Taxes on Distributions	5.95%	-6.49%	0.73%
Return After Taxes on Distributions and Sale of Fund Shares	3.52%	-4.51%	0.86%
Alerian MLP Infrastructure Index* (reflects no deduction for fees, expenses or taxes)	6.68%	-7.04%	3.24%
Alerian MLP Index* (reflects no deduction for fees, expenses or taxes)	6.56%	-7.00%	2.66%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND SALE INFORMATION

ALPS ETF Trust (the “Trust”) issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The consideration for a purchase of Creation Units of the Fund is the deposit or delivery of in-kind securities in the Underlying Index and/or cash. Redemptions of Creation Units are effected principally for cash.

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Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol AMLP and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s taxable distributions will generally be treated as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Prospectus | March 31, 2020

ALERIAN ENERGY INFRASTRUCTURE ETF

SUMMARY SECTION

Alerian Energy Infrastructure ETF (“ENFR” OR THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (ticker symbol AMEI) (the “Underlying Index”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower based on these assumptions, your costs would be:	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. Developed by Alerian, a leading provider of objective energy infrastructure and master limited partnership (“MLP”) benchmarks, data and analytics (“Alerian”), the Underlying Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies.

The Underlying Index is a composite of North American energy infrastructure companies engaged midstream activities involving energy commodities including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream MLPs and midstream corporations, either based in the United States or Canada.

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code (as defined below).

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

Pursuant to Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

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PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Industry Specific Risks. The Fund invests primarily in companies in the North American energy infrastructure sector. Companies in the North American energy infrastructure sector are subject to risks specific to the industry they serve including, but not limited to, the following:

●	fluctuations in energy commodity prices which may impact the volume of energy commodities transported, processes, stored or distributed;
●	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
●	new construction risks and acquisition risk which can limit growth potential;
●	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
●	changes in the regulatory environment;
●	extreme weather;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities;
●	global, political and economic instability; and
●	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level, although under the centralized audit regime, MLPs are audited and imputed underpayments at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of your investment in the Fund.

Canadian Investment Risk. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Underlying Index. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

8	Prospectus | March 31, 2020

ALERIAN ENERGY INFRASTRUCTURE ETF

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (“NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	21.84%	(March 31, 2019)
Lowest Quarterly Return	-23.18%	(September 30, 2015)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Year	Since Inception (October 31, 2013)
Return Before Taxes	21.20%	-2.51%	0.44%
Return After Taxes on Distributions	20.75%	-3.05%	-0.11%
Return After Taxes on Distributions and Sale of Fund Shares	12.84%	-1.93%	0.31%
Alerian Midstream Energy Select Index* (reflects no deduction for fees, expenses or taxes)	22.35%	-1.74%	1.29%
Alerian MLP Index* (reflects no deduction for fees, expenses or taxes)	6.56%	-7.00%	-4.61%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGER

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol ENFR and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Prospectus | March 31, 2020

Introduction—ALPS ETF Trust

The Trust is an investment company currently consisting of multiple separate exchange traded funds. This Prospectus relates to the Alerian MLP ETF (the “AMLP Fund”) and the Alerian Energy Infrastructure ETF (the “ENFR Fund”) (each a “Fund,” and collectively, the “Funds”). The AMLP Fund and the ENFR Fund are classified as “non-diversified.”

Each Fund’s Shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares trade at market prices that may differ from the NAV of the Shares.

Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued in exchange for an in-kind deposit of a designated portfolio of securities and/or for cash. With respect to the ENFR Fund, Creation Units are redeemed principally for securities included in the Alerian Midstream Energy Select Index. With respect to the AMLP Fund, Creation Units generally are redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

ALERIAN MLP ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian MLP Infrastructure Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Additional Information about the Index

Index Construction

An MLP must meet the following criteria in order to be eligible for inclusion in the Alerian MLP Infrastructure Index:

●	Be a publicly traded partnership or limited liability company (“LLC”)
●	Earn the majority of its cash flow from qualifying midstream activities involving energy commodities
●	Represent the primary limited partner interests of a partnership or LLC that is an operating company
●	Declared a distribution for the trailing two quarters
●	Have a median daily trading volume of at least $5 million for the six-month period preceding the data analysis date

A non-constituent will only be added to the index during the (a) quarterly rebalancing process if it meets all criteria, or (b) special rebalancing process if it (i) is acquiring the constituent that is being removed, and (ii) meets all criteria. A constituent will remain in the index if it (a) continues to meet the first four criteria, (b) has a median daily trading volume of at least $4.0 million for the six-month period preceding the data analysis date. Constituents will only be removed from the index for failing to meet criteria during the quarterly rebalancing process. A non-constituent that has entered into a merger agreement to be acquired is not eligible to be added to the index.

These criteria are reviewed regularly to ensure consistency with industry trends. Any material changes will be announced on www.alerian.com.

Index rebalancings fall into two groups: quarterly rebalancings and special rebalancings. Quarterly rebalancings occur on the third Friday of each March, June, September, and December, and are effective at the open of the next trading day. In the event that the major U.S. exchanges are closed on the third Friday of March, June, September, or December, the rebalancing will take place after market close on the immediately preceding trading day. Data relating to constituent eligibility, additions, and deletions are compiled and analyzed as of 16:00 EST on the last trading day of February, May, August, and November. Each constituent’s index shares are then calculated according to the capping system described below, and assigned after market close on the quarterly rebalancing date. Since index shares are assigned based on prices on the first Friday of March, June, September, and December, the weight of each constituent on the quarterly rebalancing date may differ from its target weight due to market movements.

After market close on the last trading day of February, May, August, and November, the post-rebalancing constituents are weighted and ranked by float-adjusted market capitalization. If the weight of the largest constituent exceeds 10.00%, it is assigned a weight of 10.00% and its excess weight is proportionately distributed to the remaining constituents. After this distribution, if the weight of the next largest constituent exceeds 10%, it is assigned a weight of 10% and its excess weight is proportionately distributed to the remaining constituents. This process is repeated until none of the remaining constituents has a weight that exceeds 10%.

Special rebalancings are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Generally, in a merger between two index constituents, the special rebalancing will take place one full trading session after the constituent’s issuance of a press release indicating all needed merger votes have passed. If the stock is delisted before market open on the day after all needed merger votes have passed, the delisted security will trade at the conversion price, including any cash consideration. Data are analyzed as of 16:00 EST two trading days prior to the last required merger vote. Only the units outstanding and investable weight factors of new and surviving constituents in a merger will be updated

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to reflect the latest information available. Index shares are then calculated to the weighting scheme above and assigned after market close on the rebalancing date.

The information contained herein regarding the Alerian MLP Infrastructure Index was provided by Alerian.

ALERIAN ENERGY INFRASTRUCTURE ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian Midstream Energy Select Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies.

Index Construction

A midstream energy business must meet the following criteria to be included in the Alerian Midstream Energy Select Index, depending on the category of the midstream energy business:

●	Have its principal executive offices located in the United States or Canada
●	Earn the majority of its cash flow from qualifying midstream activities involving energy commodities
●	Have a median daily trading volume of at least $2.5 million U.S. dollars for the six-month period preceding the data analysis date

A non-constituent will only be added to the Underlying Index during the quarterly rebalancing process if it meets all criteria or special rebalancing process if it is meets all criteria and is acquiring the constituent that is being removed. A non-constituent that is party to an announced transaction that will lead to a delisting of the security is not eligible to be added to the Underlying Index. A constituent will remain in the Underlying Index if it continues to meet the first two criteria and has a median daily trading volume of at least USD 2.0 million for the six-month period preceding the data analysis date. Constituents will only be removed from the Underlying Index for failing to meet criteria during the quarterly rebalancing process.

These criteria are reviewed regularly to ensure consistency with industry trends. Any material changes will be announced on www.alerian.com.

Underlying Index rebalancings fall into two groups: quarterly rebalancings and special rebalancings. Quarterly rebalancings occur on the third Friday of each March, June, September, and December, and are effective at the open of the next trading day. In the event that the major U.S. and Canadian exchanges are closed on the third Friday of March, June, September, or December, the rebalancing will take place after market close on the immediately preceding trading day. Data relating to constituent eligibility, additions, and deletions are compiled and analyzed as of 16:00 EST on the last trading day of February, May, August, and November. The Underlying Index shares of each constituent are then calculated to the system described below and assigned after market close on the quarterly rebalancing date. Since Underlying Index shares are assigned based on prices on the last trading day of February, May, August, and November, the weight of each constituent on the quarterly rebalancing date may differ from its target weight due to market movements.

After market close on the last trading day of February, May, August, and November, any non-GP is removed for redundancy if its GP remains among the eligible securities, and the non-GP’s AMC is added to the GP’s AMC. The post-rebalancing constituents are assigned a raw index weight and ranked by AMC. The constituents are then assigned to either the Pass-Through or Corporate group based on their tax election. The Pass-Through group is assigned an index weight of 25%.

Each Pass-Through constituent with a raw index weight of at least 5% (“PT5-plus”) is assigned an index weight by dividing its AMC by the sum of all Pass-Through constituent AMCs and multiplying by 25%. If the index weight of the largest PT5-plus exceeds 10%, it is assigned an index weight of 10% and its excess weight is proportionately distributed to the remaining PT5-pluses. This process is repeated until none of the remaining PT5-pluses has an index weight that exceeds 10%. If the index weight of any PT5-plus exceeds its raw index weight, it is assigned an index weight equal to its raw index weight and its excess weight is proportionately distributed to the remaining PT5-pluses. This process is repeated until none of the remaining PT5-pluses has an index weight that exceeds its raw index weight. If the index weight of any PT5-plus is less than 5%, it is assigned an index weight of 5%. Each Pass-Through constituent with a raw index weight less than 5% (“PT5-minus”) is assigned an index weight by dividing its AMC by the sum of all PT5-minus AMCs and multiplying by the difference of 25% and the sum of all PT5-plus index weights. If the index weight of any PT5-minus is greater than 5%, it is assigned an index weight of 5% and its excess weight is proportionately distributed to the remaining PT5-minuses. This process is repeated until none of the remaining PT5-minuses has an index weight greater than 5%.

Each Corporate constituent with a raw index weight of at least 5% (“C5-plus”) is assigned an index weight by dividing its AMC by the sum of all C5-plus AMCs and multiplying by the difference of 50% and the sum of all PT5-plus index weights. If the index weight of the largest C5-plus exceeds 10%, it is assigned an index weight of 10% and its excess weight is

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proportionately distributed to the remaining C5-pluses. This process is repeated until none of the remaining C5-pluses has an index weight that exceeds 10%. If the index weight of any C5-plus exceeds its raw index weight, it is assigned an index weight equal to its raw index weight and its excess weight is proportionately distributed to the remaining C5-pluses. This process is repeated until none of the remaining C5-pluses has an index weight that exceeds its raw index weight. If the index weight of any C5-plus is less than 5%, it is assigned an index weight of 5%. Each Corporate constitutent with a raw index weight less than 5% (“C5-minus”) is assigned an index weight by dividing its AMC by the sum of all C5-minus AMCs and multiplying by the difference of 100% and the sum of all PT5-plus, PT5-minus, and C5-plus index weights. If the index weight of any C5-minus is greater than 5%, it is assigned an index weight of 5% and its excess weight is proportionately distributed to the remaining C5-minuses. This process is repeated until none of the remaining C5-minuses has an index weight greater than 5%.

Special rebalancings are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Generally, in a merger between two or more Underlying Index constituents, the special rebalancing will take place one trading day after the constituent’s issuance of a press release indicating all needed merger votes have passed. If the stock is delisted before market open on the first trading day after all needed merger votes have passed, the delisted security will trade at the conversion price, including any cash consideration. Only the shares outstanding and investable weight factors of the surviving constituents in a merger will be updated to reflect the latest information available. Data are analyzed as of 16:00 ET two trading days prior to the last required merger vote. Index shares are then calculated to the weighting scheme above and assigned after market close on the rebalancing date.

The information contained herein regarding the Alerian Midstream Energy Select Index was provided by Alerian.

Additional Information About the Funds’ Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s Summary Information Section along with additional risk information.

Investment Risk. An investment in a Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics.

Tax Status of the Fund. With respect to the AMLP Fund, the Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Deferred Tax Liability. With respect to the AMLP Fund, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV, but only to the extent of previously accrued deferred tax liability, i.e., no deferred tax asset will be accrued. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or

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assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 21%, and an assumed rate attributable to state taxes.

Potential Substantial After-Tax Tracking Error from Underlying Index Performance. With respect to the AMLP Fund, as discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any current and deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of each Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Industry Specific Risk. Companies engaged in the energy infrastructure sector also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business include the following:

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

Companies engaged in the energy infrastructure sector employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies engaged in the energy infrastructure sector may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy infrastructure industry could reduce the growth rate of cash flows received by the Fund from companies engaged in the energy infrastructure sector that grow through acquisitions.

Oil prices have declined significantly in recent years, and the volatility of energy commodity prices can indirectly affect certain entities engaged in the energy infrastructure sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most energy infrastructure entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of an energy infrastructure security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

In addition, a significant decrease in the production of natural gas, oil or other energy commodity due to a decline in production from existing facilities, import supply disruption or otherwise would reduce revenue and operating income of certain MLPs in the energy infrastructure sector and, therefore, the ability of MLPs to make distributions would be reduced.

The profitability of companies engaged in the energy infrastructure sector could be adversely affected by changes in the regulatory environment. Most assets of such companies are heavily regulated by federal and state governments in diverse matters, such as the way in which such company assets are constructed, maintained and operated and the prices such companies may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of a process may be declared hazardous by a regulatory agency and unexpectedly increase production costs for a company engaged in the energy infrastructure sector. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure such a company may face.

Extreme weather patterns, such as major hurricanes, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which each Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of companies engaged in the energy infrastructure sector. Rising interest rates could limit the capital appreciation of equity units of such companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this industry. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

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Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies in the North American energy infrastructure sector. Companies in the North American energy infrastructure sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Global political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resource supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks. Market disruptions arising out of geopolitical events could also prevent the Funds from executing advantageous investment decisions in a timely manner.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, earnings power and coverage ratios.

The AMLP Fund derives substantially all of its cash flow from investments in equity securities of MLPs, and the ENFR Fund derives a significant amount of its cash flow from investments in equity securities of MLPs and MLP affiliates. The amount of cash that each Fund will have available to pay or distribute to you depends largely on the ability of the MLPs that the relevant Fund owns to make distributions to their partners and shareholders, respectively, and the tax character of those distributions. Neither Fund nor the Adviser has control over the actions of underlying MLPs. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. In addition, certain MLPs are dependent on their parents or sponsors for revenues, and a failure by the MLP’s parent or sponsor may impact the MLP’s ability to make distributions. Each Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the relevant Fund may not have the ability to make cash distributions as investors expect from investments focused on MLPs.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect each Fund or the MLPs in which each Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, Congress could take actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits each Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and each Fund’s ability to pay distributions treated as return-of-capital

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distributions (for tax purposes) may be adversely impacted. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.

An MLP’s distributions to each Fund generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds each Fund’s basis in its interest in the MLP. Distributions received by each Fund from an MLP will reduce each Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by each Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to each Fund (and, in certain cases, the value of marketable securities distributed by an MLP to each Fund) in excess of each Fund’s basis in the MLP will generally be taxable to each Fund as capital gain. The AMLP Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

Depreciation or other cost recovery deductions passed through to each Fund from investments in MLPs in a given year will generally reduce each Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in each Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when each Fund disposes of its interests in the MLPs. When deductions are recaptured, each Fund may owe a tax (the payment of which will reduce each Fund’s net assets) and distributions to each Fund’s shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in each Fund at the time the deductions were taken by each Fund, and even though each Fund does not have corresponding economic gain on its investment at the time of the recapture.

The tax treatment of all items allocated to each Fund each year by the MLPs will not be known until each Fund receives a schedule K-1 for that year with respect to each of its MLP investments. Each Fund’s tax liability will not be known until each Fund completes its annual tax return. Each Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of each Fund’s actual tax liability may have a material adverse effect on the value of an investment in each Fund. The payment of corporate income taxes imposed on each Fund will decrease cash available for distribution to shareholders. With respect to the AMLP Fund, high portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the AMLP Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. Under recent tax legislation, individuals and certain other non-corporate investors will be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. Neither the Fund directly nor the Fund’s shareholders indirectly will be entitled to this deduction with respect to the Fund’s MLP investments.

Canadian Investment Risk. With respect to the ENFR Fund, the Fund may be subject to risks relating to its investment in Canadian securities. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Underlying Index. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Liquidity Risk. With respect to the AMLP Fund, although common units of MLPs trade on the NYSE and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when a Fund is required to do so based on changes in its Underlying Index or to fund redemptions. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely a Fund’s ability to make dividend distributions to you.

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Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. Each Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the AMLP Fund will not elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, there are no regulatory requirements under the 1940 Act (or with respect to the AMLP Fund, the Code) that limit the proportion of either Fund’s assets that may be invested in securities of a single issuer. Accordingly, each Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Each Fund will select its investments from the small pool of energy infrastructure MLPs (and, with respect to the ENFR Fund, U.S. general partners and other energy infrastructure companies) that qualify for inclusion in its respective Underlying Index. An investment in each Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Shares.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of a Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, a Fund would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, a Fund’s return may not match the return of its Underlying Index for other reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the ENFR Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its Underlying Index.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, futures or other derivative positions or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that a Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Risk of Cash Transactions. Unlike many ETFs, the AMLP Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable

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brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Secondary Investment Strategies

As a principal investment strategy, each Fund will normally invest at least 90% of its total assets in component securities that comprise its Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Although neither Fund currently intends to engage in securities lending, it may do so in the future.

Each Fund operates as an index fund and is not actively managed. Each Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because each Fund uses a passive management approach to seek to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, each Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. Each Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem

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its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in a Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for a Fund’s Shares. Additionally, in stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s underlying portfolio holdings.

Securities Lending. Although the ENFR Fund will receive collateral in connection with all loans of its securities holdings, the ENFR Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the ENFR Fund). In the event of a bankruptcy of the borrower, the ENFR Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the ENFR Fund. In addition, the ENFR Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to each Advisory Agreement, the Alerian MLP ETF pays the Adviser a unitary fee of 0.85% and the Alerian Energy Infrastructure ETF pays the Adviser a unitary fee of 0.65% for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets. Fees are subject to the following breakpoints:

Fund	Advisory Fee
Alerian MLP ETF	Assets below $10 billion	0.85%
	Assets between $10 - $15 billion	0.80%
	Assets between $15 - $20 billion	0.70%
	Assets between $20 - $25 billion	0.55%
	Assets above $25 billion	0.40%
Alerian Energy Infrastructure ETF		0.65%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Fund’s business.

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The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

Each Fund enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Advisory Agreement is available in the Funds’ annual report to shareholders for the period ended November 30, 2019 and will be available in the Funds’ annual report to shareholders for the period ending November 30, 2020.

Manager of Managers Structure

With respect to the ENFR Fund, the Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser, if any, and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of a new sub-adviser or the implementation of any material change in a sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by a Fund at net asset value per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of a Fund in secondary market transactions through brokers. Shares of the Funds are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that a Fund’s Shares can be issued and redeemed in Creation

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Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
Alerian MLP ETF	AMLP
Alerian Energy Infrastructure ETF	ENFR

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to a Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of either Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. Neither Fund is involved in nor responsible for, the calculation or dissemination of the approximate value and neither Fund makes any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”) usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses and accrued deferred tax liabilities), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and

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generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”), with respect to AMLP only, or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process (for AMLP only) or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of ENFR’s portfolio securities (“Fund Securities”) and, with respect to AMLP, the amount of cash, that will be applicable that day to redemption requests in proper form. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. AMLP typically effects redemptions for cash. With respect to ENFR, unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected for cash redemptions effected outside the Clearing Process (for AMLP only) or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. AMLP typically effects redemptions for cash. With

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respect to ENFR, a shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Funds. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Funds over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, Fund Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to a Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Funds.

State Street Bank and Trust Company is the custodian and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Provider

Alerian is the index provider for each Fund. Alerian is an independent company that provides objective market information and is a leader of MLP and energy infrastructure market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders. Its benchmarks are widely used by industry executives, investment professionals, research analysts and national media. The company started its business of developing and maintaining financial indexes, including each Underlying Index, on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of each Underlying Index for the operation of relevant Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

Disclaimers

Alerian is the designer of the construction and methodology for the Underlying Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Midstream Energy Select Index,” “Alerian Midstream Energy Index,”Alerian MLP Index,” “Alerian Index Series,” “AMZI,” “AMEI,” “AMNA,” and “AMZ” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index or the Alerian Midstream Energy Select Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure

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Total Return Index, AMZI, AMZIX, Alerian Midstream Energy Select Index, Alerian Midstream Energy Select Total Return Index, Alerian Midstream Energy Index, Alerian MLP Index, AMEI, AMEIX, AMNA and AMZ are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EACH INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EACH INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF EITHER FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Each Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain each Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

Each Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of either Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of each Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to each Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to each Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of either Fund or the timing of the issuance or sale of either Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of either Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within each Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR EACH COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF

24	Prospectus | March 31, 2020

EACH UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

Dividends, Distributions and Taxes

Net Investment Income and Capital Gains (AMLP Fund only)

As an AMLP Fund shareholder, you are entitled to your share of the AMLP Fund’s distributions of net investment income and net realized capital gains on its investments. The AMLP Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

It is the policy of the Trust each fiscal year to distribute substantially all of the AMLP Fund’s net investment income (i.e., generally, the income that it earns from cash distributions and interest on its investments, and any capital gains, net of the AMLP Fund’s expenses). A portion of the AMLP Fund’s distributions are also expected to be treated as a return of capital for tax purposes. The AMLP Fund expects to make distributions on a quarterly basis.

To permit the AMLP Fund to maintain more stable quarterly distributions, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.

AMLP Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital by a written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act. Shareholders should read any such disclosures carefully, and should not assume that the source of any distribution from the AMLP Fund is net profit.

Distributions in cash may be reinvested automatically in additional Shares of the AMLP Fund only if the broker through which you purchased Shares makes such option available.

Dividends and Capital Gains (ENFR Fund only)

ENFR Fund shareholders are entitled to their share of the ENFR Fund’s income and net realized gains on its investments. The ENFR Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

These amounts, net of expenses, are passed along to ENFR Fund shareholders as “income dividend distributions.” The ENFR Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the ENFR Fund). ENFR Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital by a written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act. Shareholders should read any such disclosures carefully, and should not assume that the source of any distribution from the ENFR Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Federal Income Taxation of the Alerian MLP ETF

The discussion below is applicable to the Alerian MLP ETF only.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Please note that you are still subject to taxes on withdrawals that you make from an IRA plan.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Funds, to Fund shareholders that are, or that are holding Shares through, a partnership (or other pass-through entity) or

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to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Funds has not rendered any legal opinion regarding any tax consequences relating to the Funds or your investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Funds’ Shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in the Funds’ Shares.

Federal Income Taxation of the Fund

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular corporate tax rate on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to a large extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Investment Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 21% and an assumed rate attributable to state taxes.

Federal Income Taxation of Holders of the Fund’s Shares —
U.S. Shareholders

Receipt of Distributions

Distributions made to you by the Fund (other than distributions in redemption of Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intend to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such

26	Prospectus | March 31, 2020

Shares. To the extent you hold such Shares as a capital asset and have no further basis in the Shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of either 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts. For a dividend to constitute qualified dividend income, the shareholder generally must hold the Shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in Shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Redemptions and Sales of Shares

A redemption of common Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your Shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your Shares and the amount you receive when you sell them. An exchange of Shares of the Fund for Shares of another fund will be treated as a taxable sale of such Fund’s Shares with an amount realized equal to the fair market value of the Shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts. The deductibility of capital losses is subject to limitations under the Code.

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of any of the Fund’s Shares will not report on its federal income tax return any items of income, gain, loss, and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of such Fund’s Shares unless its ownership is debt-financed. In general, Shares are considered to be debt-financed if the tax-exempt owner of the Shares incurred debt to acquire the Shares or otherwise incurred a debt that would not have been incurred if the Shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund’s Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, the Fund’s Shares will generally constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund’s Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Federal Income Taxation of Holders of the Fund’s Shares —
Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s Shares that is not a U.S. Shareholder.

Receipt of Distributions

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder

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will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

“FATCA” and Estate Tax

Non-U.S. Shareholders of the Fund may be subject to U.S. estate tax with respect to their Shares of the Fund.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s Shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s Shares, such excess will be treated as gain from the sale of the Shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Redemptions and Sales of Shares

A redemption of common Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s Shares, except in the following cases:

●

the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

●	the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or
●

the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common Shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common Shares.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, Form W-8BEN-E or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year, and treated as short-term capital gain or loss if the Shares have been held for one year or less.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no

28	Prospectus | March 31, 2020

significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Federal Income Taxation for the Alerian Energy Infrastructure ETF

The discussion below relates to the Alerian Energy Infrastructure ETF only.

General Taxation

The ENFR Fund intends to qualify as a regulated investment company under Subchapter M of the Code. This is in contrast to the AMLP Fund, which as described above, will be classified as a “C corporation” for U.S. federal income tax purposes. The discussion below assumes that the ENFR Fund will qualify as a regulated investment company under Subchapter M of the Code.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Non-U.S. Shareholders

Non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their shares of the Fund.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences described above.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation

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Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Funds’ portfolio holdings will be disclosed each day on their website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 877.398.8461. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

30	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

Alerian MLP ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.55	$10.37	$12.31	$12.25	$18.10

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.07)	(0.09)	(0.22)	0.04	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.87)	0.08	(0.86)	1.04	(4.53)
Total from investment operations	(0.94)	(0.01)	(1.08)	1.08	(4.66)

DISTRIBUTIONS:
From net realized gains	—	(0.81)	—	—	—
From tax return of capital	(0.78)	—	(0.86)	(1.02)	(1.19)
Total distributions	(0.78)	(0.81)	(0.86)	(1.02)	(1.19)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.72)	(0.82)	(1.94)	0.06	(5.85)
NET ASSET VALUE, END OF PERIOD	$7.83	$9.55	$10.37	$12.31	$12.25
TOTAL RETURN(b)	(10.79)%	(0.55)%	(9.27)%	9.76%	(26.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,249,005	$8,699,748	$9,405,284	$9,378,019	$7,203,754

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(c)	0.87%	0.85%	0.41%	1.42%	(11.40)%
Expenses (including current and deferred tax expenses/benefits)(d)	0.85%	0.85%	1.81%	(0.36)%	1.57%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.77)%	(0.85)%	(0.85)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(d)	(0.77)%	(0.85)%	(1.81)%	0.36%	(1.57)%
PORTFOLIO TURNOVER RATE(e)	34%	26%	23%	31%	21%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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Financial highlights

For a share outstanding throughout the periods presented

Alerian Energy Infrastructure ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$20.34	$22.30	$22.95	$18.97	$28.55

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.88	0.85	0.79	0.80	0.83
Net realized and unrealized gain/(loss) on investments	(0.64)	(2.23)	(0.72)	3.95	(9.78)
Total from investment operations	0.24	(1.38)	0.07	4.75	(8.95)

DISTRIBUTIONS:
From net investment income	(0.50)	(0.47)	(0.47)	(0.63)	(0.48)
Tax return of capital	(0.89)	(0.11)	(0.25)	(0.14)	(0.15)
Total distributions	(1.39)	(0.58)	(0.72)	(0.77)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.15)	(1.96)	(0.65)	3.98	(9.58)
NET ASSET VALUE, END OF PERIOD	$19.19	$20.34	$22.30	$22.95	$18.97
TOTAL RETURN(b)	1.09%	(6.27)%	0.21%	25.63%	(31.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$51,809	$41,699	$42,370	$18,357	$12,331

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.23%	3.86%	3.39%	4.04%	3.31%
PORTFOLIO TURNOVER RATE(c)	26%	73%	37%	38%	47%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

32	Prospectus | March 31, 2020

Intentionally Left Blank

For More
Information

Existing Shareholders or Prospective Investors

●	Call your financial professional
●	www.alpsfunds.com

Dealers

●	www.alpsfunds.com
●	Distributor Telephone: 877.398.8461

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1601 Wewatta Street

Suite 400

Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Funds in their annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 877.398.8461. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	7
RiverFront Strategic Income Fund	7
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	11
Additional Risk Considerations	11
Investment Advisory Services	13
Purchase and Redemption of Shares	15
How to Buy and Sell Shares	15
Frequent Purchases and Redemptions	17
Fund Service Providers	18
Federal Income Taxation	18
Other Information	19
Financial Highlights	19
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

RIVERFRONT STRATEGIC INCOME FUND
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks total return, with an emphasis on income as the source of that total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.46%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.47%

[1]	The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund utilizes various investment strategies in a broad array of fixed income sectors. The Fund allocates its investments based upon the analysis of RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) of the pertinent economic and market conditions, as well as yield, maturity and currency considerations.

The Fund’s portfolio is constructed through a two-step process. The first step is setting the strategic allocation among different fixed income asset classes, with the objective being to construct an allocation that is designed to balance the probability of upside returns with downside risks for investors with a three- to five-year time horizon for their investments.

The second step is tactically adjusting these allocations as market conditions warrant and determining security selection within those asset classes in order to maximize potential returns over time. The strategic allocation across long-term, medium-term and short-term investment grade securities, long-term and short-term high yield securities and emerging market debt is adjusted at least annually or as market conditions warrant and is determined by a quantitative methodology. This methodology models historical returns as a function of initial valuation conditions and creates estimates of potential returns and downside risks consistent with historical market behavior. The capital market assumptions produced by this methodology are then incorporated into a proprietary Mean Reversion Optimization (“MRO”) process to produce the model weighting for each of the major fixed income asset classes.

The Fund may purchase fixed income securities issued by U.S. or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by the U.S. government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“government entities”) or issued or guaranteed by international organizations designated or supported by multiple government entities to promote economic reconstruction or development (“supranational entities”). The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in fixed income securities.

The Fund has not established any credit rating criteria for the fixed income securities in which it may invest, and it may invest entirely in high yield securities (“junk bonds”). Junk bonds are debt securities that are rated below investment grade by nationally recognized statistical rating organizations

2	Prospectus | March 31, 2020

(“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. The Sub-Adviser considers the credit ratings assigned by NRSROs as one of several factors in its independent credit analysis of issuers.

The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers in developed markets. Additionally, the Fund can invest up to 50% of its assets in non-dollar denominated securities. The Fund may also invest up to 50% of its assets in the securities of issuers located in emerging markets. In certain circumstances, the Sub-Adviser may attempt to offset a portion or all of the foreign currency exposure in these securities by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund may elect to enter into swap contracts that effectively bundle the purchase of foreign bonds and the hedging of foreign currency into a single transaction.

The average maturity or duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund’s portfolio so that it has an average duration of between one and five years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes. The longer the duration, the more sensitive the Fund’s portfolio will be to a change in interest rates. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. Rising interest rates may also lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell its bond investments at any given time.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

U.S. Government Securities Risk. There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Fannie Mae or Freddie Mac, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks of loss that are not typically associated with investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility

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than U.S. securities and less public or complete financial information than is required for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments; may present heightened risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Foreign Currency Risk. The value of the Fund’s investments denominated in foreign currencies may fluctuate relative to the value of the U.S. dollar. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into foreign currency forward contracts, but its attempts may not be successful. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken.

Risk of Investment in Other Investment Companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. The Fund’s use of swap agreements may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. OTC swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-

4	Prospectus | March 31, 2020

counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Forward Currency Contracts Risk. A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. None of the Fund, the Adviser or the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Fund’s benchmark index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

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Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	3.35%	(March 31, 2019)
Lowest Quarterly Return	-2.21%	(September 30, 2015)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	Since Inception (October 7, 2013)
Return Before Taxes	6.92%	4.13%	4.23%
Return After Taxes on Distributions	5.23%	2.31%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	4.08%	2.34%	2.46%
Bloomberg Barclays U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.37%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Tim Anderson, CFA; Rob Glownia, CFA, CFP; and Kevin Nicholson, CFA, are the co-portfolio managers of the Fund. Mr. Anderson has served as a portfolio manager of the Fund since its inception in October 2013. Mr. Glownia has served as a portfolio manager of the Fund since 2015. Mr. Nicholson has served as a portfolio manager of the Fund since March 2020.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares listed for trading on NYSE Arca under the ticker symbol RIGS, and because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Prospectus | March 31, 2020

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds. This Prospectus relates to the RiverFront Strategic Income Fund. ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Fund. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for portfolio securities, and the Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

RiverFront Strategic Income Fund

Investment Objective

The Fund seeks total return, with an emphasis on income as the source of that total return. The Board of Trustees of the Trust may change the Fund’s investment objective and strategies and other policies without shareholder approval, except as otherwise indicated.

The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the und to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

The average duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser manages the Fund’s portfolio so that it has an average duration of between two and ten years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security’s issuer is obligated to pay the principal due on such security; however, a fixed income security’s duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in the Fund’s portfolio, the more sensitive the Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and

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interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund may invest up to 15% of its assets in illiquid securities which may include securities that are offered pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”). Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Sub-Adviser will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. However, such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk may also result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities, which may occur to the extent traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or exchange-traded funds may be higher than normal, causing increased supply in the market due to selling activity.

U.S. Government Securities Risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of U.S. government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by (1) the full faith and credit of the U.S.; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the U.S. in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a material negative impact on the Fund.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. The Sub-Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

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Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s investments consist of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of the Fund.

Foreign Currency Risk. The Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may lower the Fund’s return. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other ETFs and/or closed-end funds which invest in fixed income securities. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on the gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date, than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

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Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Forward Currency Contracts Risk. A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

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Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. Changes in the value of the swap agreement may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of swap agreements may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For swap agreements traded on exchanges, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange itself.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. None of the Fund, the Adviser or the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest part of its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index), and in swaps, options and futures contracts. The Fund may also invest, to a limited extent, in municipal securities. The Fund may invest up to 5% of its assets in MBS (which may include commercial mortgage-backed securities (“CMBS”) or other asset-backed securities issued or guaranteed by private entities. The Fund may also invest in money market instruments, cash, or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of an economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy

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and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations.

Risks of Private Mortgage and Asset-Backed Securities. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments issued or guaranteed by private entities. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased after 2007 and may continue to increase, and a decline in or flattening of housing values (as had been experienced after 2007 and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. This means that it may be harder to buy and sell MBS, especially on short notice, and MBS may be more difficult for the Fund to value accurately than other fixed income instruments.

Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain MBS in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain real estate mortgage investment conduits that include Fannie Mae mortgages) are not considered government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares.

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There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

Located in Denver, Colorado, ALPS Holdings was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of December 31, 2019, ALPS Advisors, Inc. managed over $17.5 billion in assets. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides equal to 0.11% of the Fund’s average daily net assets.

Sub-Adviser

RiverFront Investment Group, LLC acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Trust (the “Sub Advisory Agreement”). RiverFront, established in April 2008, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-adviser to a series of mutual funds and ETFs.

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As of December 31, 2019, RiverFront had approximately $7.3 billion in assets under advisement (discretionary and non-discretionary assets).

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The individuals listed below are members of the investment management team at RiverFront that manages the Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Tim Anderson, CFA

Mr. Anderson is the firm’s Global Fixed Income CIO. Mr. Anderson co-manages the Fund and in that capacity is primarily responsible for determining the specific fixed income securities and alternative investments (and related ETFs) to buy and sell for the Fund. Mr. Anderson has served as portfolio manager of the Fund since its inception in September 2013. Mr. Anderson served as Chief Fixed Income Officer of RiverFront from June 2008 to January 2018. Previously, he was Chief Fixed Income Strategist for Wachovia Securities since 2004. Prior to 2004, he was the senior high yield trader for Calamos Investments and high yield portfolio manager for Harris Investment Management. He has more than 25 years of investment experience. Mr. Anderson received his BS from DePaul University and his MBA from the University of Chicago.

Rob Glownia, CFA, CFP

Mr. Glownia is a co-manager of the Fund. In this role, he is responsible for both asset allocation and selection decisions. He is a Co-Chair of RiverFront’s Investment Committee and also serves on the firm’s Executive Committee. Mr. Glownia has over a decade’s worth of industry experience through various roles at RiverFront. Earlier in his career, Mr. Glownia served as the Head Equity Trader and oversaw the Portfolio Administration and Trading Team. Mr. Glownia joined RiverFront Investment Group in 2008. He earned his degree in Managerial Economics from Allegheny College. Mr. Glownia holds FINRA Series 7 and 66 licenses. He received his CFA Designation in 2012 and his CFP Certification in 2017.

Kevin Nicholson, CFA

Mr. Nicholson is a co-manager of the Fund. In this role, he is responsible for both asset allocation and selection decisions. Kevin’s career has spanned over 25 years and during that time he has served in various capacities in trading, portfolio management and risk management. He joined RiverFront in 2010 and served as the senior Fixed Income Portfolio Manager for 2 years and the Chief Risk Officer for 4 years. Kevin serves on the firm’s Investment Committee. Kevin earned a BA in

14	Prospectus | March 31, 2020

Business and Economics from Randolph-Macon College and an MBA from Virginia Commonwealth University. He earned his Chartered Financial Analyst® designation in 2014.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol RIGS.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

The Fund’s debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or

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other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.

Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of securities (the “Deposit Securities”) (and/or an amount in cash in lieu of some or all of the Deposit Securities) and generally make a cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, and in such other circumstances as the Sub-Adviser believes are in the best interests of the Fund, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that either the AP may not be eligible to trade or the Sub-Adviser believes are in the best interests of the Fund not to accept in kind.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

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Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact

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the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund is not expected to qualify for the lower tax rates.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest from non-U.S. investments received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

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Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in the exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, is available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

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Financial highlights

For a share outstanding throughout the periods presented

RiverFront Strategic Income Fund

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$24.27	$25.21		$25.02		$24.36		$25.02

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.94	1.06		1.11		1.05		0.88
Net realized and unrealized gain/(loss)	0.48	(0.92)		0.19		0.71		(0.65)
Total from investment operations	1.42	0.14		1.30		1.76		0.23

DISTRIBUTIONS:
From net investment income	(1.00)	(1.08)		(1.11)		(1.10)		(0.87)
From net realized gains	—	—		—		—		(0.02)
Total distributions	(1.00)	(1.08)		(1.11)		(1.10)		(0.89)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.42	(0.94)		0.19		0.66		(0.66)
NET ASSET VALUE, END OF PERIOD	$24.69	$24.27		$25.21		$25.02		$24.36
TOTAL RETURN(b)	5.96%	0.57%		5.29%		7.38%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$167,889	$152,880		$337,769		$326,515		$464,007

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%		0.46%		0.46%		0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.17	%(c)	0.16	%(d)	0.17	%(d)	0.22%
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.83%	4.31%		4.41%		4.26%		3.54%
Portfolio turnover rate(e)	44%	35%		32%		52%		36%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)

Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.

(d)

Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser voluntarily waived all of its 0.30% annual sub-advisory fee payable by the Fund until November 1, 2018.

(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

20	Prospectus | March 31, 2020

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.513.5856

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Sub-Adviser

RiverFront Investment Group, LLC
1214 East Cary Street
Richmond, Virginia 23219

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1095 Avenue of the Americas
New York, New York 10036

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA:EDOG)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
Alps Sector Dividend Dogs ETF	2
Alps International Sector Dividend Dogs ETF	5
Alps Emerging Sector Dividend Dogs ETF	8
Introduction—Alps ETF Trust	11
Tax-Advantaged Product Structure	11
Alps Sector Dividend Dogs ETF	11
Alps International Sector Dividend Dogs ETF	12
Alps Emerging Sector Dividend Dogs ETF	12
Additional Information About the Funds’ Principal Investment Risks	13
Risks of Underlying Sectors	15
Secondary Investment Strategies	17
Additional Risk Considerations	18
Investment Advisory Services	19
Purchase and Redemption Of Shares	20
How to Buy and Sell Shares	20
Frequent Purchases and Redemptions	23
Fund Service Providers	23
Index Provider	23
Disclaimers	23
Federal Income Taxation	25
Other Information	26
Financial Highlights	26
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

Alps Sector Dividend Dogs ETF
(The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (ticker symbol SDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$41	$128	$224	$505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500 on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S&P 500 which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S&P 500 Index, the leading benchmark index for US large capitalization stocks. The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S&P 500 which offer the highest dividend yields as of the last business day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If a GICS sector does not contain five stocks which offer dividend yields as computed in the manner described above, then only those stocks in the sector which offer such dividend yields will be included in the Underlying Index. The Underlying Index is rebalanced quarterly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

2	Prospectus | March 31, 2020

ALPS SECTOR DIVIDEND DOGS ETF

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	14.11%	(March 31, 2013)
Lowest Quarterly Return	-13.81%	(December 31, 2018)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	Since Inception (June 29, 2012)
Return Before Taxes	24.09%	8.00%	12.73%
Return After Taxes on Distributions	23.05%	7.10%	11.76%
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	6.16%	10.23%
S-Network® Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	24.72%	8.49%	13.27%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	14.55%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

www.alpsfunds.com	3

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol SDOG and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | March 31, 2020

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

SUMMARY SECTION

Alps International Sector Dividend Dogs ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (ticker symbol IDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 58% of the average value of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network Developed Markets (ex NA) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Net Developed Markets which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Net Developed Markets universe, which includes stocks whose domicile and primary exchange listings are in countries in Europe, Australia and the Far East and identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) and d) whose companies, in the opinion of the Index Provider (defined below), have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Net Developed Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

www.alpsfunds.com	5

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	10.55%	(March 31, 2019)
Lowest Quarterly Return	-10.32%	(December 31, 2018)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

6	Prospectus | March 31, 2020

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	Since Inception (June 27, 2013)
Return Before Taxes	20.86%	5.22%	5.63%
Return After Taxes on Distributions	19.54%	4.36%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	13.63%	4.13%	4.48%
S-Network® International Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	21.36%	5.62%	6.05%
Morningstar Developed Markets ex-North America Index*(1) (reflects no deduction for fees, expenses or taxes)	22.26%	5.94%	6.42%
MSCI EAFE Index* (reflects no deduction for fees, expenses or taxes)	22.01%	5.67%	6.20%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

(1)

Effective December 13, 2019, the Fund replaced the MSCI EAFE Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Developed Markets ex-North America Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol IDOG and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	7

SUMMARY SECTION

Alps Emerging Sector Dividend Dogs ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (ticker symbol EDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek to match the performance, before fees and expenses, of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Network Emerging Markets universe, which includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income. The Underlying Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included. Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e. those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded. The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

8	Prospectus | March 31, 2020

ALPS EMERGING SECTOR DIVIDEND DOGS ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments; may present heightened risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to redeemers of Creation Units in the form of redemption transaction fees.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

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Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	14.43%	(March 31, 2016)
Lowest Quarterly Return	-12.90%	(September 30, 2015)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	Since Inception (March 27, 2014)
Return Before Taxes	12.70%	1.68%	1.63%
Return After Taxes on Distributions	11.61%	0.88%	0.83%
Return After Taxes on Distributions and Sale of Fund Shares	8.63%	1.38%	1.33%
S-Network Emerging Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	13.59%	2.51%	2.49%
Morningstar Emerging Markets Index*(1) (reflects no deduction for fees, expenses or taxes)	18.12%	5.85%	5.29%
MSCI EM Index* (reflects no deduction for fees, expenses or taxes)	18.44%	5.61%	4.89%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

(1)

Effective December 13, 2019, the Fund replaced the MSCI EM Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Emerging Markets Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EDOG, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—Alps ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds. This Prospectus relates to the ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF.

Each Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism utilized by most exchange-traded funds, including the Funds, generally will not lead to a tax event for a Fund or its ongoing shareholders.

Alps Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S&P 500 which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Sector Dividend Dogs Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The selection criteria for the S&P 500 include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. At the time of selection for the Sector Dividend Dogs Underlying Index, all constituents of the Sector Dividend Dogs Underlying Index must be constituents of the S&P 500.

Individual securities to be included in the Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Sector Dividend Dogs Underlying Index are then equally weighted. Companies deleted from the S&P 500 and the S&P 1500 that are constituents of the Sector Dividend Dogs Underlying Index are also deleted from the Sector Dividend Dogs Underlying Index the same day and the deleted stock’s weight is distributed equally among the remaining Sector Dividend Dogs Underlying Index constituents, until the next quarterly rebalancing date, when a replacement stock is added. Companies deleted from the S&P 500 that are constituents of the Underlying Index will be deleted from the Sector Dividend Dogs Underlying Index on the next quarterly rebalancing date, provided the stock remains a member of the S&P 1500.

The Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”) May 1, 2012, and its publication began on May 1, 2012. Standard & Poor’s Custom Indices serves as calculation agent. Sector Dividend Dogs Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “SDOGX.”

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Alps International Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “International Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The International Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Developed Markets (ex NA) Index which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The S-Net Developed Markets universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon (which was an economic alliance of countries in Eastern Europe, including Bulgaria, Czechoslovakia, Hungary, Poland, Romania and the USSR, and also included Cuba, Vietnam and Mongolia) and d) whose companies, in the opinion of the Index Provider, have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The universe is screened to eliminate stocks that have less than $10 million (USD) per day in average daily trading volume and whose shares trade at a price of less than $1.00 (USD). The selection criteria for the S-Net Developed Markets also includes requirements for sector inclusion, minimum market capitalization, and other factors. At the time of selection for the International Sector Dividend Dogs Underlying Index, all constituents of the International Sector Dividend Dogs Underlying Index must be constituents of the S-Net Developed Markets.

Individual securities to be included in the International Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the International Sector Dividend Dogs Underlying Index are then equally weighted.

Additions and deletions to the International Sector Dividend Dogs Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the International Sector Dividend Dogs Underlying Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider, the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the International Sector Dividend Dogs Underlying Index. Additions are made only upon the effective date of the quarterly rebalancing.

The International Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”), and its publication began on June 10, 2013. Standard & Poor’s serves as calculation agent. International Sector Dividend Dogs Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “IDOGX.”

Alps Emerging Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Emerging Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

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Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Emerging Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The S-Network® Emerging Markets universe includes stocks whose domicile and primary exchange listings are in countries in identified by the World Bank as Upper Middle Income. The Emerging Sector Dividend Dogs Underlying Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included. Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e., those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded. The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita. The universe is screened to eliminate stocks that have less than $1 million (USD) per day in average daily trading volume and whose shares trade at a price of less than $1.00 (USD). The selection criteria for the S-Network® Emerging Markets also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. At the time of selection for the Emerging Sector Dividend Dogs Underlying Index, all constituents of the Emerging Sector Dividend Dogs Underlying Index must be constituents of the S-Network® Emerging Markets.

Individual securities to be included in the Emerging Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Emerging Sector Dividend Dogs Underlying Index are then equally weighted. If there are less than five eligible securities represented in any sector, then the Emerging Sector Dividend Dogs Underlying Index will include only those securities that qualify.

Additions and deletions to the Emerging Sector Dividend Dogs Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the Emerging Sector Dividend Dogs Underlying Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider, the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the Index. Additions are made only upon the effective date of the quarterly rebalancing.

The Emerging Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”), and its publication began on January 20, 2014. Standard & Poor’s serves as calculation agent. Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “EDOGX.”

Additional Information About the Funds’ Principal Investment Risks

Investors should consider the following additional information about the Funds’ principal investment risks.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. A principal risk of investing in each Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation),

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interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The ALPS International Sector Dividend Dogs ETF’s and ALPS Emerging Sector Dividend Dogs ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of each Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. Each Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Emerging Markets Risk. The ALPS Emerging Sector Dividend Dogs ETF is subject to emerging markets risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that a Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that a Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s

14	Prospectus | March 31, 2020

or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Index Management Risk. Unlike many investment companies, each Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. With respect to the ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF, to the extent an Underlying Index and a Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance.

Underlying Sector Risk. Each Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While a Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in a Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of an Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Risk of Cash Transactions. Unlike many ETFs, the EDOG Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Risks of Underlying Sectors

Each sector of the Sector Dividend Dogs Underlying Index, the International Sector Dividend Dogs Underlying Index and the Emerging Sector Dividend Dogs Index (collectively, the “Underlying Index”) is subject to the additional risks associated with concentrating its investments in companies in the market sector, and the Funds are subject to these risks as well. Additional underlying sector specific risks include:

Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples Sector Risk: Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

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Energy Sector Risk: Energy companies typically develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Financials Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets in the aftermath of the 2007-2008 financial crisis generally caused the financial sector to experience an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, change in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk: Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Information Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

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Materials Sector Risk: The materials sector includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Communication Services Sector Risk: The communication services industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the communication services companies. The communication services industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of communication services companies obsolete. Other risks include substantial capital requirements and uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Utilities Sector Risk: Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Secondary Investment Strategies

As a principal investment strategy each Fund will normally invest at least 90% of its total assets in component equity securities that comprise its Underlying Index and, with respect to the ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF, depositary receipts based on the securities in the Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

Each Fund operates as an index fund and is not actively managed. Each Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying

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Index. Because each Fund uses a passive management approach to seek to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. Each Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objectives and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to each Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for each Fund except ALPS Sector Dividend Dogs ETF, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of a Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage

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in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In the event of a bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Funds’ assets and administers the affairs of each Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%

From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Each Fund enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

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Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for each of the Funds is available in the Funds’ annual report to shareholders for the period ended November 30, 2019 and will be available in the Funds’ annual report to shareholders for the period ending November 30, 2020.

Portfolio Management

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

Purchase and Redemption Of Shares

General

The Shares are issued or redeemed by a Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of a Fund in secondary market transactions through brokers. Shares of the Funds are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that a Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
ALPS Sector Dividend Dogs ETF	SDOG
ALPS International Sector Dividend Dogs ETF	IDOG
ALPS Emerging Sector Dividend Dogs ETF	EDOG

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to a Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. With respect to the ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF, the approximate value calculations are based on local market prices and may not reflect events that occur subsequent to markets close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value

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should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

With respect to ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF, trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading on a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of Shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i) with respect to ALPS Sector Dividend Dogs ETF, a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) with respect to all of the Funds, a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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A fixed creation transaction fee of $500 per transaction for ALPS Sector Dividend Dogs ETF, $1,500 per transaction for ALPS International Sector Dividend Dogs ETF and $2,500 per transaction for ALPS Emerging Sector Dividend Dogs ETF (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF) or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of Shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction for ALPS Sector Dividend Dogs ETF, $1,500 per transaction for ALPS International Sector Dividend Dogs ETF and $1,500 per transaction for ALPS Emerging Sector Dividend Dogs ETF (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for transactions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF) for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Funds or other series of the Trust over another investment. More information regarding these payments is contained in

22	Prospectus | March 31, 2020

the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, each Fund intends to distribute at least quarterly amounts representing the full dividend yield net of expenses on the underlying investment securities as if the relevant Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV for a basket of securities intended to mirror the relevant Fund’s portfolio, plus a small amount of cash, and each Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to a Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Funds.

State Street Bank and Trust Company is the custodian and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Provider

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use each Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

Disclaimers

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED

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THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs (Ticker: SDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in exchange-traded funds generally or in the Funds in particular or the ability of the Morningstar Index Data to track general exchange-traded fund performance. The

24	Prospectus | March 31, 2020

Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Funds. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Funds into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABLITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. A Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the relevant Fund. Dividends paid out of a Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the relevant Fund is eligible to and elects to pass through these taxes to them. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the relevant Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the relevant Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the relevant Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the relevant Fund’s foreign income taxes. It is expected that more than 50% of the ALPS International Sector Dividend Dog ETF’s and ALPS Emerging Sector Dividend Dogs ETF’s assets will consist of foreign stock or securities.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital

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gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.675.2639. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

26	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

ALPS Sector Dividend Dogs ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$44.26	$45.61	$42.29	$36.23	$38.80

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.71	1.54	1.40	1.26	1.21
Net realized and unrealized gain/(loss)	1.34	(1.31)	3.39	6.15	(2.47)
Total from investment operations	3.05	0.23	4.79	7.41	(1.26)

DISTRIBUTIONS:
From net investment income	(1.53)	(1.58)	(1.42)	(1.34)	(1.31)
Tax return of capital	—	—	(0.05)	(0.01)	—
Total distributions	(1.53)	(1.58)	(1.47)	(1.35)	(1.31)

Net increase/(decrease) in net asset value	1.52	(1.35)	3.32	6.06	(2.57)
NET ASSET VALUE, END OF PERIOD	$45.78	$44.26	$45.61	$42.29	$36.23
TOTAL RETURN(b)	7.26%	0.51%	11.59%	20.86%	(3.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,746,784	$2,166,709	$2,322,205	$1,702,405	$1,014,899

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.97%	3.40%	3.24%	3.23%	3.25%
Portfolio turnover rate(c)	55%	61%	48%	49%	55%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.06	$0.04	$0.03	$0.06	$0.06

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

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Financial highlights

For a share outstanding throughout the periods presented

ALPS International Sector Dividend Dogs ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$25.14	$28.27	$22.84	$24.25	$27.33

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.20	1.15	0.94	1.00	1.06
Net realized and unrealized gain/(loss)	1.69	(3.19)	5.41	(1.47)	(3.13)
Total from investment operations	2.89	(2.04)	6.35	(0.47)	(2.07)

DISTRIBUTIONS:
From net investment income	(1.15)	(1.09)	(0.92)	(0.94)	(0.99)
Tax return of capital	—	—	—	—	(0.02)
Total distributions	(1.15)	(1.09)	(0.92)	(0.94)	(1.01)

Net increase/(decrease) in net asset value	1.74	(3.13)	5.43	(1.41)	(3.08)
NET ASSET VALUE, END OF PERIOD	$26.88	$25.14	$28.27	$22.84	$24.25
TOTAL RETURN(b)	11.79%	(7.47)%	28.21%	(1.95)%	(7.76)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$221,741	$285,327	$349,184	$161,042	$135,778

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.65%	4.16%	3.55%	4.28%	4.05%
Portfolio turnover rate(c)	58%	72%	37%	47%	67%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.04	$0.05	$0.12	$0.09	$0.05

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

28	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

ALPS Emerging Sector Dividend Dogs ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$21.33	$24.29	$21.17	$20.78	$26.57

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.89	0.91	0.80	0.67	1.26
Net realized and unrealized gain/(loss)	(0.33)	(3.02)	3.06	0.39	(6.15)
Total from investment operations	0.56	(2.11)	3.86	1.06	(4.89)

DISTRIBUTIONS:
From net investment income	(1.22)	(0.85)	(0.74)	(0.67)	(0.90)
Total distributions	(1.22)	(0.85)	(0.74)	(0.67)	(0.90)

Net increase/(decrease) in net asset value	(0.66)	(2.96)	3.12	0.39	(5.79)
NET ASSET VALUE, END OF PERIOD	$20.67	$21.33	$24.29	$21.17	$20.78
TOTAL RETURN(b)	2.67%	(8.76)%	18.37%	5.10%	(18.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$28,941	$35,201	$47,356	$19,057	$9,349

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.16%	3.88%	3.33%	3.11%	5.34%
Portfolio turnover rate(c)	83%	85%	42%	68%	96%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.01	$0.10	$0.05	$0.36	$0.03

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

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FOR MORE
INFORMATION

Existing Shareholders or Prospective Investors ● Call your financial professional ● 866.675.2639	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.675.2639

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1601 Wewatta Street

Suite 400

Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.675.2639. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	6
Tax-Advantaged Product Structure	6
ALPS REIT Dividend Dogs ETF	6
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	10
Additional Risk Considerations	10
Investment Advisory Services	12
Purchase and Redemption of Shares	12
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	15
Fund Service Providers	15
Index Provider	15
Disclaimers	15
Federal Income Taxation	16
Other Information	18
Financial Highlights	18
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section*

ALPS REIT DIVIDEND DOGS ETF (THE “FUND”)

*	Effective January 2, 2020, the Cohen & Steers Global Realty Majors ETF (Ticker: GRI) changed its name and ticker symbol to the ALPS REIT Dividend Dogs ETF (Ticker: RDOG).

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of an index called the S-Network® REIT Dividend Dogs Index (ticker symbol RDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	Restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$36	$113	$196	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® US Composite REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT”), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include REITs, American depositary receipts (“ADRs”), American depositary shares (“ADSs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index. The Fund may invest in companies with a market capitalization of greater than $50 million as of the annual reconstitution date, which is the third Friday of December each year. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each segment that selects the top five REITs in the segment by indicated dividend yield as of the last trading day of November that have funds from operations per share greater than their trailing-12-month dividends per share. Indicated dividend yield is computed based on the last regular cash dividend paid by the company multiplied by the payment frequency, divided by the share price. (Special dividends are not included). The eligible REITs that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

2	Prospectus | March 31, 2020

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Underlying Segment Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each segment of the Underlying Index.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

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Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Portfolio Turnover Risk. The Fund will experience increased portfolio turnover in connection with the change in the Fund’s investment objective and Underlying Index and the Fund’s repositioning, which will result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

On July 1, 2011, ALPS Advisors, Inc., the Fund’s investment adviser, assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by the prior sub-advisor to the Fund. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund’s total returns shown below for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and other benchmarks of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	18.50	(September 30, 2010)
Lowest Quarterly Return	-17.11	(September 30, 2011)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4	Prospectus | March 31, 2020

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Return Before Taxes	20.46%	5.55%	8.41%
Return After Taxes on Distributions	19.13%	4.23%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	12.28%	3.74%	6.15%
S-Network® REIT Dividend Dogs Index*(1) (reflects no deduction for fees, expenses or taxes)	29.19%	9.22%	12.21%
Cohen & Steers Global Realty Majors Portfolio Index* (reflects no deduction for fees, expenses or taxes)	21.46%	6.33%	9.21%
S-Network® Composite US REIT Index*(2) (reflects no deduction for fees, expenses or taxes)	28.47%	8.45%	12.39%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
FTSE EPRA/NAREIT Developed Real Estate Index* (reflects no deduction for fees, expenses or taxes)	23.06%	6.53%	9.25%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(1)

Effective January 2, 2020, the Fund replaced the Cohen & Steers Global Realty Majors Portfolio Index as the Fund’s primary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new primary benchmark, the S-Network® REIT Dividend Dogs Index more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

(2)

Effective January 2, 2020, the Fund replaced the S&P 500® Index and the FTSE EPRA/NAREIT Developed Real Estate Index as the Fund’s secondary benchmarks for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the S-Network® Composite US REIT Index, more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on NYSE Arca under the ticker symbol RDOG and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds. This Prospectus relates to the ALPS REIT Dividend Dogs ETF. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser for the Fund (the “Adviser”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS REIT Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Construction

The Underlying Index, like the S-Network® US Composite REIT Index (“S-Net U.S. REIT”) from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of S-Network® Global Indexes, Inc. (the “Index Provider”):

●	Diversified REITs
●	Health Care REITs
●	Industrial REITs
●	Retail REITs
●	Technology REITs
●	Office REITs
●	Hotel & Resort REITs
●	Residential REITs
●	Specialized REITs

The selection criteria for S-Net U.S. REIT include requirements for segment inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of the Underlying Index must be constituents of S-Net U.S. REIT. The Underlying Index excludes all operating companies within the real estate sector as well as Mortgage REITs.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each segment that selects the top five REITs in the segment by indicated dividend yield as of the last trading day of November that have funds from operations per share greater than their trailing-12-month dividends per share. Indicated dividend yield is computed based on the last regular cash dividend paid by the company multiplied by the payment frequency, divided by the share price. (Special dividends are not included). The eligible REITs that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Underlying Index changes take place at each rebalancing date, except in the event of certain corporate actions, such as mergers, acquisitions, and delistings. In such cases, the change is applied on the effective date of the action, unless otherwise determined by the Index Provider. Share increases and decreases are reflected on the rebalancing date.

Additions and deletions to the Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of the December of each year and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next rebalancing date.

The Underlying Index was developed by the Index Provider, and its publication began in October 2019. The Index Provider serves as calculation agent. Underlying Index values are

6	Prospectus | March 31, 2020

distributed to the public via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “RDOGX.”

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. Other countries have REIT-like structures (in which the Fund may invest) with associated tax requirements.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to

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extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Small- and Mid-Capitalization Company Risk. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

Underlying Segment Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each segment of the Underlying Index.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate

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company to make payments of interest and principal on their loans will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Due to legal and regulatory rules and limitations (including exchange listing standards) imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares of the Fund.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

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Portfolio Turnover Risk. The Fund will experience increased portfolio turnover in connection with the change in the Fund’s investment objective and Underlying Index and the Fund’s repositioning, which will result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 90% of its total assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (“NYSE”) is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Underlying Index in proportions expected by ALPS Advisors, Inc., the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Underlying Index. The Fund may also deviate from the index weightings in an attempt to recognize capital gains or losses. In addition, from time to time stocks are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase stocks that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions,

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adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Tax Risk. Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a mechanism for a regulated investment

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company such as the Fund to pass through the 20% deduction to shareholders although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.35% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the prior Advisory Agreement is available in the Fund’s annual report to shareholders for the period ending November 30, 2019. A discussion regarding the basis for the Board of Trustees’ approval of the current Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending May 31, 2020 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Portfolio Management

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 18 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like

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other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol RDOG.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

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Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per

14	Prospectus | March 31, 2020

Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. (“ALPS”) is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

Disclaimers

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY S-NETWORK® GLOBAL INDEXES, INC. (“INDEX PROVIDER”). THE INDEX PROVIDER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. THE INDEX PROVIDER’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF THE INDEX PROVIDER AND OF ONE OR MORE OF THE INDEX PROVIDER’S INDEXES, INCLUDING THE S-NETWORK REIT DIVIDEND DOGS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY THE INDEX PROVIDER WITHOUT REGARD TO ALPS OR THE FUND. THE INDEX PROVIDER HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING S-NETWORK® REIT DIVIDEND DOGS INDEX. THE INDEX PROVIDER IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS.

www.alpsfunds.com	15

THE INDEX PROVIDER HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

16	Prospectus | March 31, 2020

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Recently proposed IRS regulations allow the Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to them. If more than 50% of the Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

Taxation of Fund Investments in Passive Foreign
Investment Companies

Certain of the Fund’s investments are expected to be in passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. The Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such Shares as of the close of the taxable year over the adjusted basis of such Shares and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Fund may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Fund does not make the “mark to market” election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor

www.alpsfunds.com	17

about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, can be found at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

18	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

ALPS REIT Dividend Dogs ETF(d)

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$44.18	$45.37	$41.31	$42.25	$44.07

INCOME FROM OPERATIONS:
Net investment income(a)	1.19	1.17	0.75	1.24	1.41
Net realized and unrealized gain/(loss)	4.45	(0.53)	4.45	(0.90)	(1.57)
Total from investment operations	5.64	0.64	5.20	0.34	(0.16)

DISTRIBUTIONS:
From net investment income	(1.40)	(1.83)	(1.14)	(1.28)	(1.66)
Total distributions	(1.40)	(1.83)	(1.14)	(1.28)	(1.66)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.24	(1.19)	4.06	(0.94)	(1.82)
NET ASSET VALUE, END OF PERIOD	$48.42	$44.18	$45.37	$41.31	$42.25
TOTAL RETURN(b)	13.00%	1.47%	12.77%	0.61%	(0.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$53,265	$55,222	$68,050	$80,550	$99,298

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.56%	2.67%	1.71%	2.86%	3.24%
Portfolio turnover rate(c)	10%	14%	10%	8%	7%

(a)	Based on average shares outstanding during the period.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(d)	Effective January 2, 2020, the Cohen & Steers Global Realty Majors ETF changed its name to the ALPS REIT Dividend Dogs ETF.

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Intentionally Left Blank

Intentionally Left Blank

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

PROSPECTUS

ALPS ETF TRUST | March 31, 2020

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

table of

www.alpsfunds.com

Summary Section

BARRON’S 400SM ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400SM Index (ticker symbol B400) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from MarketGrader’s U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Small- and Mid-Capitalization Company Risk. Smaller companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

2	Prospectus | March 31, 2020

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc., (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpfunds.com or by calling 855.724.0450.

Annual Total Returns (calendar years ending 12/31)

Highest Quarterly Return	12.95%	(March 31, 2019)
Lowest Quarterly Return	-20.28%	(December 31, 2018)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	Since Inception (June 4, 2013)
Return Before Taxes	21.30%	7.13%	9.30%
Return After Taxes on Distributions	21.10%	6.94%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	12.75%	5.58%	7.44%
Barron’s 400 IndexSM* (reflects no deduction for fees, expenses or taxes)	22.08%	7.82%	10.01%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGER

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol BFOR and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

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TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded “index funds.” This prospectus relates to the Barron’s 400SM ETF.

The Fund’s Shares are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the NAV of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

Barron’s 400SM ETF

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Index Provider, utilizing the Underlying Index methodology, selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The 400 stocks that are selected for inclusion in the portfolio are equally weighted.

The MarketGrader U.S. Coverage Universe is composed of equity securities of U.S. companies. The selection criteria for the MarketGrader U.S. Coverage Universe include market capitalization, trading volume, institutional holdings, and conversion rules (for companies with multiple share classes). All constituents of the Underlying Index must be constituents of the MarketGrader U.S. Coverage Universe.

Companies deleted from the MarketGrader U.S. Coverage Universe that are constituents of the Underlying Index are also deleted from the Underlying Index and the deleted stock’s weight is distributed equally among the remaining Underlying Index constituents, until the next semiannual rebalancing date, when a replacement stock is added.

Stocks in the index universe are evaluated for inclusion in the Underlying Index as follows:

1.

Stocks that have reported quarterly or annual results within the past six months are analyzed by MarketGrader to determine the strength of their fundamentals in four key areas: growth, value, profitability and cash flow.

2.	Stocks with the highest ratings based on the MarketGrader analyses of those four areas are put on a selection list for possible inclusion in the Underlying Index.
3.	Stocks on the selection list are then screened by MarketGrader using the following rules-based criteria:
a.	Real estate investment trusts (“REITs”) are not eligible for Underlying Index selection.
b.	The number of selections in the same MarketGrader Sector cannot exceed 20% of the Underlying Index (80 companies) for diversification.
c.	All selections must have a minimum three-month average daily trading dollar value of $2 million.
d.	All selections must have a minimum float-adjusted market cap of $250 million.
e.	At least 25% of all selections (100 companies) must have a total market cap of at least $3 billion.
4.	The top 400 companies that pass all above screens are included in the Underlying Index.

The Underlying Index was developed by the Index Provider and its publication began on August 29, 2007. NYSE Arca serves as the Underlying Index’s calculation agent. Underlying Index values are distributed to the public via the NYSE Global Index Feed throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “B400.”

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Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Small- and Mid-Capitalization Company Risk. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying

6	Prospectus | March 31, 2020

Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its total assets in the shares of the equity securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. ALPS Advisors, Inc. (the “Adviser”) anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the ALPS Advisors, Inc. (the “Adviser”) to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder

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may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

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Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Portfolio Management

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol BFOR.

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Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of Shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

10	Prospectus | March 31, 2020

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

www.alpsfunds.com	11

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Index Provider was founded in 2011 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a license agreement with Dow Jones & Company (the “DJ Master License Agreement”) to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index (the “MG Master License Agreement”). The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the DJ Master License Agreement and the MG Master License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR

12	Prospectus | March 31, 2020

ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of Dow Jones & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by Dow Jones or its affiliates. Dow Jones and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. Dow Jones and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones. Dow Jones has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. Dow Jones and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. Dow Jones and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN Dow Jones AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax

www.alpsfunds.com	13

requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the Investment Company Act of 1940, as amended (“1940 Act”), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

14	Prospectus | March 31, 2020

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 855.724.0450. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

www.alpsfunds.com	15

Financial highlights

For a share outstanding throughout the periods presented

BARRON’S 400SM ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$40.42	$41.54	$34.35	$31.75	$31.64

INCOME FROM OPERATIONS:
Net investment income(a)	0.44	0.40	0.29	0.33	0.32
Net realized and unrealized gain/(loss)	1.51	(1.27)	7.17	2.53	0.02
Total from investment operations	1.95	(0.87)	7.46	2.86	0.34

DISTRIBUTIONS:
From net investment income	(0.33)	(0.25)	(0.27)	(0.26)	(0.23)
Total distributions	(0.33)	(0.25)	(0.27)	(0.26)	(0.23)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.62	(1.12)	7.19	2.60	0.11
NET ASSET VALUE, END OF PERIOD	$42.04	$40.42	$41.54	$34.35	$31.75
TOTAL RETURN(b)	5.00%	(2.12)%	21.87%	9.12%	1.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$147,150	$163,708	$205,601	$178,612	$204,805

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.10%	0.93%	0.78%	1.07%	1.00%
Portfolio turnover rate(c)	109%	88%	84%	88%	87%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

16	Prospectus | March 31, 2020

For More Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.barrons400etf.com ● www.alpsfunds.com	Dealers ● www.barrons400etf.com ● www.alpsfunds.com ● Distributor Telephone: 855.724.0450

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 855.724.0450. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	5
Tax-Advantaged Product Structure	5
ALPS Medical Breakthroughs ETF	5
Additional Information About the Fund’s Principal Investment Risks	6
Secondary Investment Strategies	8
Additional Risk Considerations	9
Investment Advisory Services	10
Purchase and Redemption of Shares	11
How to Buy and Sell Shares	11
Frequent Purchases and Redemptions	13
Fund Service Providers	13
Index Provider	14
Disclaimers	14
Federal Income Taxation	15
Other Information	16
Financial Highlights	16
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS MEDICAL BREAKTHROUGHS ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the S-Network® Medical Breakthroughs Index (ticker symbol PMBI) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration (“FDA”) clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital (“cash burn rates”) for at least 24 months. As of December 31, 2019, the Underlying Index had 69 constituents. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December. The stocks in the Underlying Index are reviewed and rebalanced on the third Friday of the last month of each calendar quarter. The Underlying Index uses a modified capitalization weighting methodology, meaning components are weighted according to the total market value of their outstanding shares, which is not adjusted for the number of shares available for trading (“float”). The index weight of the largest stock is capped at 4.5%, and the excess weight is redistributed proportionately over the remainder of the Underlying Index. Share weights are based on prices as of the close of trading on the Thursday prior to the second Friday of the rebalancing month. In addition to the scheduled quarterly reviews, the Underlying Index is reviewed on an ongoing basis.

The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations

2	Prospectus | March 31, 2020

for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself currently is concentrated in the biotechnology industry and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Biotechnology Industry Risk. Biotechnology companies are subject to various risks, including the loss or impairment of patents or intellectual property rights and significant costs associated with developing, procuring and/or marketing of new drugs, products or technologies. Biotechnology companies may also experience difficulties obtaining financing and government approvals, sudden and dramatic changes in their stock price, and adverse effects resulting from government regulation. A biotechnology company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Foreign Investment Risk. Foreign securities may involve risks of loss resulting from less liquidity generally, greater market volatility than U.S. securities and less public or complete financial information than is required for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (“NYSE Arca”). ALPS Advisors, Inc. (the “Adviser”) cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 844.234.5852.

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Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	33.88%	(December 31, 2019)
Lowest Quarterly Return	-30.81%	(March 31, 2016)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	Since Inception (December 30, 2014)
Return Before Taxes	49.86%	12.31%	12.43%
Return After Taxes on Distributions	49.84%	11.90%	12.02%
Return After Taxes on Distributions and Sale of Fund Shares	29.52%	9.62%	9.72%
S-Network® Medical Breakthroughs Index* (reflects no deduction for fees, expenses or taxes)	50.10%	12.65%	12.78%
NASDAQ Biotechnology Index* (reflects no deduction for fees, expenses or taxes)	25.11%	4.04%	3.99%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc. are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on NYSE Arca under the ticker symbol SBIO, and because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | March 31, 2020

Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds. This prospectus relates to the ALPS Medical Breakthroughs ETF.

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Medical Breakthroughs ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Underlying Index was created by S-Network® Global Indexes, Inc. (the “Index Provider”) to provide a means of generally tracking the performance of small- and mid-cap biotechnology stocks that have one or more drugs in either Phase II or Phase III FDA clinical trials. The Underlying Index is disseminated publicly through sources such as Reuters and Bloomberg.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser to use the Underlying Index (the “License Agreement”).

Underlying Index Construction

The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital (“cash burn rates”) for at least 24 months. The Underlying Index is compiled by the Index Provider.

Underlying Index constituents are selected from a universe of approximately 200 biotechnology and health care stocks. As of December 31, 2019, the Underlying Index had 69 constituents. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December. Additions are made at the close of trading on the semi-annual reconstitution date and in the event of the deletion of a constituent stock due to a corporate action. Deletions are made at any time if a stock is liquidated, de-listed, files for bankruptcy, is acquired or mergers with another stock. In the event of a deletion, the deleted stock’s weight is reallocated proportionately to the remaining constituents. The stocks in the Underlying Index are reviewed and rebalanced on the third Friday of the last month of each calendar quarter. The Underlying Index uses a modified capitalization weighting methodology, meaning components are weighted according to the total market value of their outstanding shares, which is not adjusted for the number of shares available for trading (“float”). The index weight of the largest stock is capped at 4.5%, and the excess weight is redistributed proportionately over the remainder of the Underlying Index. Share weights are based on prices as of the close of trading on the Thursday prior to the second Friday of the rebalancing month.

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The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself currently is concentrated in the biotechnology industry and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable and may not necessarily lead to commercially successful products. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. Government regulation may delay or inhibit the release of new products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. The results of Phase II and Phase III clinical trials may lead to sudden and dramatic changes in a company’s stock price. Companies in the biotechnology sector may also be subject to expenses and losses from expensive insurance costs due to the risk of product liability lawsuits, and extensive litigation based on intellectual property, product liability and similar claims and resulting high insurance costs. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals that transact with companies in the biotechnology sector, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services.

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A biotechnology company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies in the biotechnology sector, especially those of smaller or newer companies, have been and will likely continue to be extremely volatile. Those without medical training will have a limited ability to assess

6	Prospectus | March 31, 2020

public information about early trial results and evaluate a biotechnology company’s products. Some of the companies in the Underlying Index are engaged in other lines of business unrelated to biotechnology, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional biotechnology activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Small- and Mid-Capitalization Company Risk. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Foreign Investment Risk. Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities may involve unique risks of loss resulting from less liquidity generally, greater market volatility than U.S. securities and less public or complete financial information than is required for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Additionally, financial reporting standards for companies based in foreign markets may differ from those in the United States.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

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The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca. ALPS Advisors, Inc. (the “Adviser”) cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund may sell securities that are

8	Prospectus | March 31, 2020

represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in

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the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser, if any, and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, if any, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

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The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser, if any, out of its management fee.

Portfolio Management

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors, are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol SBIO.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

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The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the Distributor, and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

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Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in index, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or with the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index.

The Adviser pays licensing fees to the Index Provider from the Adviser’s management fees or other resources.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by S-Network® Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.SM

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to

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compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

www.alpsfunds.com	15

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, as amended (the “1940 Act”), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 844.234.5852. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

16	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

ALPS Medical Breakthroughs ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$33.59	$31.70	$24.16	$32.23	$24.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	0.03	(0.10)	0.18	(0.09)	(0.13)
Net realized and unrealized gain/(loss)	6.67	2.57 (b)	7.36	(7.98)	7.72
Total from investment operations	6.70	2.47	7.54	(8.07)	7.59

DISTRIBUTIONS:
From net investment income	(0.78)	(0.58)	—	—	—
Total distributions	(0.78)	(0.58)	—	—	—

Net increase/(decrease) in net asset value	5.92	1.89	7.54	(8.07)	7.59
NET ASSET VALUE, END OF PERIOD	$39.51	$33.59	$31.70	$24.16	$32.23
TOTAL RETURN(c)	20.99%	7.81%	31.21%	(25.04)%	30.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$197,570	$221,694	$128,402	$118,370	$170,824

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income/(loss) to average net assets	0.09%	(0.27)%	0.66%	(0.38)%	(0.42	)%(d)
Portfolio turnover rate(e)	88%	48%	43%	62%	25%

(a)	Based on average shares outstanding during the period.
(b)

Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund’s portfolio.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

www.alpsfunds.com	17

For More Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● 866.675.2639	Dealers ● www.alpsfunds.com ● Distributor Telephone: 844.234.5852

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 844.234.5852. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

RiverFront Dynamic Unconstrained Income ETF (NYSE ARCA: RFUN)

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
Riverfront Dynamic Unconstrained Income ETF	2
Riverfront Dynamic Core Income ETF	7
Introduction—ALPS ETF Trust	12
Additional Information About the Funds’ Principal Investment Risks	12
Secondary Investment Strategies	16
Additional Risk Considerations	16
Investment Advisory Services	18
Purchase and Redemption of Shares	19
How to Buy and Sell Shares	20
Frequent Purchases and Redemptions	22
Fund Service Providers	22
Federal Income Taxation	22
Other Information	24
Financial Highlights	24
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

Riverfront Dynamic Unconstrained Income ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks total return, with an emphasis on income as the source of that total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.51%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.52%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$53	$167	$291	$652

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund allocates its investments based upon the analysis of RiverFront Investment Group, LLC (“RiverFront”, or the “Sub-Adviser”) of the pertinent economic and market conditions, as well as yield, maturity, credit and currency considerations.

The Fund’s portfolio is constructed by RiverFront through a two-step process. The first step involves setting the strategic allocation among a broad array of fixed income asset classes, with the objective being to construct an allocation that is designed to balance the probability of upside returns with downside risks, assuming a five-year time horizon.

The second step involves RiverFront tactically adjusting these allocations as market conditions warrant and determining security selection within the asset classes in order to seek to maximize potential returns. The Fund’s allocation across long-term, medium-term and short-term investment grade securities, long-term and short-term high yield securities, and emerging market debt is adjusted at least annually, but may be adjusted more frequently if, in the sole discretion of RiverFront, market conditions warrant. RiverFront’s allocation decisions will be based on a quantitative methodology, the inputs for which reflect RiverFront’s qualitative judgements about market conditions. This methodology models historical returns as a function of initial valuation conditions and creates estimates of potential returns and downside risks consistent with historical market behavior. The estimates produced by this methodology are then incorporated into a proprietary Mean Reversion Optimization (MRO) process to determine the weighting for each of the relevant fixed income asset classes.

The Fund may purchase fixed income securities issued by U.S. or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by the U.S. Government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“government entities”) or issued or guaranteed by international organizations designated or supported by multiple government entities to promote economic reconstruction or development (“supranational entities”). The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in fixed income securities.

The Fund has not established any credit rating criteria for the fixed income securities in which it may invest, and it may invest entirely in high yield securities (“junk bonds”). Junk bonds are debt securities that are rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. The Sub-Adviser considers the credit ratings assigned by NRSROs as one of several factors in its independent credit analysis of issuers.

2	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC UNCONSTRAINED INCOME ETF

The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers in developed markets. The Fund may invest up to 50% of its assets in securities denominated in foreign currencies and up to 50% of its assets in securities of issuers located in emerging markets. In certain circumstances, the Sub-Adviser may attempt to offset a portion or all of the foreign currency exposure in these securities by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund may elect to enter into swap contracts that effectively bundle the purchase of foreign bonds and the hedging of foreign currency into a single transaction.

The average maturity or duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund’s portfolio so that it has an average duration of between two and ten years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes. The longer the duration, the more sensitive the Fund’s portfolio will be to a change in interest rates. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. Rising interest rates may also lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell its bond investments at any given time.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks of loss that are not typically associated with investing in securities of U.S. issuers, including, among others, loss resulting from less liquidity generally, greater market volatility than U.S. securities and less public or complete financial information than is required for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments; may present heightened risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

www.alpsfunds.com	3

Foreign Currency Risk. The value of the Fund’s investments denominated in foreign currencies may fluctuate relative to the value of the U.S. dollar. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into foreign currency forward contracts, but its attempts may not be successful. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken.

Risk of Investment in Other Investment Companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Funds and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of

4	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC UNCONSTRAINED INCOME ETF

payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. The Fund’s use of swap agreements may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. OTC swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	6.43%	March 31, 2019
Lowest Quarterly Return	-3.99%	December 31, 2018

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	Since Inception (June 13, 2016)
Return Before Taxes	12.06%	5.68%
Return After Taxes on Distributions	9.87%	3.56%
Return After Taxes on Distributions and Sale of Fund Shares	7.10%	3.41%
ICE BofA Merrill Lynch U.S. High Yield Master II Index* (reflects no deduction for fees, expenses or taxes)	14.41%	7.59%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Tim Anderson, CFA; Rob Glownia, CFA, CFP; and Kevin Nicholson, CFA are the co-portfolio managers of the Fund. Mr. Anderson and Mr. Glownia have served as portfolio managers of the Fund since its inception in June 2016. Mr. Nicholson has served as a portfolio manager of the Fund since March 2020.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

www.alpsfunds.com	5

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol RFUN, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC CORE INCOME ETF

SUMMARY SECTION

Riverfront Dynamic Core Income ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks total return, with an emphasis on income as the source of that total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.51%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.52%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return, that dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$53	$167	$291	$652

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund allocates its investments based upon the analysis of RiverFront Investment Group, LLC (“RiverFront”, or the “Sub-Adviser”) of the pertinent economic and market conditions, as well as yield, maturity, credit and currency considerations.

The Fund’s portfolio is constructed by RiverFront through a two-step process. The first step involves setting the strategic allocation among a broad array of fixed income asset classes, with the objective being to construct an allocation that is designed to balance the probability of upside returns with downside risks, assuming a five-year time horizon.

The second step involves RiverFront tactically adjusting these allocations as market conditions warrant and determining security selection within the asset classes in order to seek to maximize potential returns. The Fund’s allocation across long-term, medium-term and short-term investment grade securities, long-term and short-term high yield securities and emerging market debt is adjusted at least annually, but may be adjusted more frequently if, in the sole discretion of RiverFront, market conditions warrant. RiverFront’s allocation decisions will be based on a quantitative methodology, the inputs for which reflect RiverFront’s qualitative judgements about market conditions. This methodology models historical returns as a function of initial valuation conditions and creates estimates of potential returns and downside risks consistent with historical market behavior. The estimates produced by this methodology are then incorporated into a proprietary Mean Reversion Optimization (MRO) process to determine the weighting for each of the relevant fixed income asset classes.

The Fund may purchase fixed income securities issued by U.S. or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by the U.S. Government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“government entities”) or issued or guaranteed by international organizations designated or supported by multiple government entities to promote economic reconstruction or development (“supranational entities”). The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in fixed income securities.

The Fund has established a credit rating criteria for the fixed income securities in which it may invest, and it may invest up to 15% in high yield securities (“junk bonds”). Junk bonds are debt securities that are rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of

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comparable quality. The Sub-Adviser considers the credit ratings assigned by NRSROs as one of several factors in its independent credit analysis of issuers.

The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers in developed markets. The Fund may invest up to 10% of its assets in securities denominated in foreign currencies and up to 10% of its assets in securities of issuers located in emerging markets. In certain circumstances, the Sub-Adviser may attempt to offset a portion or all of the foreign currency exposure in these securities by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund may elect to enter into swap contracts that effectively bundle the purchase of foreign bonds and the hedging of foreign currency into a single transaction.

The average maturity or duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund’s portfolio so that it has an average duration of between two and eight years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes. The longer the duration, the more sensitive the Fund’s portfolio will be to a change in interest rates. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration.

PRINCIPAL RISKS OF THE FUND

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. Rising interest rates may also lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell its bond investments at any given time.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks of loss that are not typically associated with investing in securities of U.S. issuers, including, among others, loss resulting from less liquidity generally, greater market volatility than U.S. securities and less public or complete financial information than is required for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments; may present heightened risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making

8	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC CORE INCOME ETF

them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Foreign Currency Risk. The value of the Fund’s investments denominated in foreign currencies may fluctuate relative to the value of the U.S. dollar. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into foreign currency forward contracts, but its attempts may not be successful. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken.

Risk of Investment in Other Investment Companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Funds and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

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Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. The Fund’s use of swap agreements may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. OTC swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	3.52%	March 31, 2019
Lowest Quarterly Return	-1.84%	March 31, 2018

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	Since Inception (June 13, 2016)
Return Before Taxes	8.56%	2.60%
Return After Taxes on Distributions	7.37%	1.57%
Return After Taxes on Distributions and Sale of Fund Shares	5.05%	1.53%
Bloomberg Barclays US Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	8.72%	2.86%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Tim Anderson, CFA; Rob Glownia, CFA, CFP; and Kevin Nicholson, CFA, are the co-portfolio managers of the Fund. Mr. Anderson and Mr. Glownia have served as portfolio managers of the Fund since its inception in June 2016. Mr. Nicholson has served as a portfolio manager of the Fund since March 2020.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol RFCI, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

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RIVERFRONT DYNAMIC CORE INCOME ETF

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company currently consisting of multiple separate exchange traded funds. This Prospectus relates to the RiverFront Dynamic Unconstrained Income ETF and the RiverFront Dynamic Core Income ETF (each a “Fund” and together, the “Funds”). ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Funds. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) is the Sub-Adviser to the Funds. The RiverFront Dynamic Unconstrained Income ETF is classified and “non-diversified.”

Each Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for portfolio securities, and each Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

RIVERFRONT DYNAMIC UNCONSTRAINED INCOME ETF

Investment Objective

The Fund seeks total return, with an emphasis on income as the source of that total return. The Board of Trustees of the Trust may change the Fund’s investment objective and strategies and other policies without shareholder approval, except as otherwise indicated.

The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

RIVERFRONT DYNAMIC CORE INCOME ETF

Investment Objective

The Fund seeks total return, with an emphasis on income as the source of that total return. The Board of Trustees of the Trust may change the Fund’s investment objective and strategies and other policies without shareholder approval, except as otherwise indicated.

The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About the Funds’ Principal Investment Risks

Investors should consider the following additional information about the Funds’ principal investment risks.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce a Fund’s income and Share price.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for a Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a Fund’s securities holdings. A low interest rate environment may pose additional risks to a Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

The average duration of a Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser manages the RiverFront Dynamic Unconstrained Income ETF’s and RiverFront Dynamic Core Income ETF’s portfolios so that it has an average duration of between two and ten years or two and eight years, respectively, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security’s issuer is obligated to pay the principal due on such security; however, a fixed income security’s duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in a Fund’s portfolio, the more sensitive a Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration

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of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Funds’, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Junk Bond Risk. Each Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in a Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund may invest up to an aggregate amount of 15% of its assets in illiquid assets (calculated at the time of investment), which may include securities that are offered pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”), deemed illiquid by the Sub-Adviser. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Sub-Adviser will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. However, such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If each Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because each Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk may also result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities, which may occur to the extent traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or exchange-traded funds may be higher than normal, causing increased supply in the market due to selling activity.

Foreign Investment Risk. A Fund’s investments in non-U.S. issuers may involve unique risks of loss that are not typically associated with investing in securities of U.S. issuers, including, among others, loss resulting from less liquidity generally, greater market volatility than U.S. securities and less public or complete financial information than is required for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of a Fund’s investments or prevent the Fund from realizing the full value of its investments. Additionally, financial reporting standards for companies based in foreign markets differ from those in the United States.

Emerging Markets Risk. Each Fund may invest in securities and instruments that are economically tied to emerging market countries. The Sub-Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of each Fund’s investments

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consist of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of each Fund.

Foreign Currency Risk. Each Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since each Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of each Fund’s assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging each Fund’s currency risks involves the risk of mismatching each Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which each Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for each Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Foreign Currency Transaction Risk. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If each Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may lower the Fund’s return. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the Securities and Exchange Commission (the “SEC”), each Fund may acquire shares in other ETFs, business development companies, and/or closed-end funds which invest in fixed income securities. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, each Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which each Fund may invest may be leveraged. As a result, each Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose each Fund to higher volatility in the market value of such securities and the possibility that each Funds’ long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Convertible Securities Risk. A Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also maybe subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund’s portfolio securities, the Sub-Adviser will apply investment

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techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to a Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, a Fund’s yield at times could lag those of other similarly managed funds.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Funds and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Funds were developed to serve as, and will serve as, investment vehicles for such asset allocation portfolios. As the manager of the Funds and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in a Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Non-Diversified Fund Risk. The RiverFront Dynamic Unconstrained Income Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. In addition, unlike conventional ETFs, the Funds are not index funds. The Funds are actively managed and do not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a more limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Risk of Cash Transactions. Unlike many ETFs, each Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in each Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because each Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If each Fund recognizes gain on these sales, this generally will cause each Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Each Fund generally distributes these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if each Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of each Fund’s Shares than for more conventional ETFs.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Swaps Risk. The Funds expect to use cleared and over-the-counter (“OTC”) swap agreements. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e.,

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the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a bank, dealer or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in a Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Funds, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Secondary Investment Strategies

As a non-principal investment strategy, each Fund may invest part of its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index), and in swaps, options and futures contracts. Each Fund may also invest, to a limited extent, in municipal securities. Each Fund may also invest in money market instruments, cash, or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of each Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of an economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There

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can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to each Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for each Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In the event of a bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system

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failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

Located in Denver, Colorado, ALPS Holdings was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of December 31, 2019, ALPS Advisors, Inc. managed over $17.5 billion in assets. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Unconstrained Income ETF	0.51%
RiverFront Dynamic Core Income ETF	0.51%

With respect to each Fund, the unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.

Sub-Adviser

RiverFront Investment Group, LLC acts as each Fund’s Sub Adviser pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Sub Advisory Agreement”). RiverFront, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2019, RiverFront had approximately $7.3 billion in assets under advisement (discretionary and non-discretionary).

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of each Fund, and ALPS Advisors, RiverFront furnishes an investment program for each Fund and manages the investment operations and composition of each Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Funds’ annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a

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Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for each Fund, manages the investment portfolio of each Fund and directs the purchase and sale of each Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day operation of each Fund. The individuals listed below are members of the investment management team at RiverFront that manages each Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Tim Anderson, CFA

Mr. Anderson is the firm’s Global Fixed Income CIO. Mr. Anderson co-manages each Fund and in that capacity is primarily responsible for determining the specific fixed income securities and alternative investments (and related ETFs) to buy and sell for each Fund. Mr. Anderson has served as portfolio manager of each Fund since its inception in June 2016. Mr. Anderson served as Chief Fixed Income Officer of RiverFront from June 2008 to January 2018. Previously, he was Chief Fixed Income Strategist for Wachovia Securities since 2004. Prior to 2004, he was the senior high yield trader for Calamos Investments and high yield portfolio manager for Harris Investment Management. He has more than 25 years of investment experience. Mr. Anderson received his BS from DePaul University and his MBA from the University of Chicago.

Rob Glownia, CFA, CFP

Mr. Glownia is a co-manager of each Fund. In this role, he is responsible for both asset allocation and selection decisions. He is a Co-Chair of RiverFront’s Investment Committee and also serves on the firm’s Executive Committee. Mr. Glownia has over a decade’s worth of industry experience through various roles at RiverFront. Earlier in his career, Mr. Glownia served as the Head Equity Trader and oversaw the Portfolio Administration and Trading Team. Mr. Glownia joined RiverFront Investment Group in 2008. He earned his degree in Managerial Economics from Allegheny College. Mr. Glownia holds FINRA Series 7 and 66 licenses. He received his CFA Designation in 2012 and his CFP Certification in 2017.

Kevin Nicholson, CFA

Mr. Nicholson is a co-manager of each Fund. In this role, he is responsible for both asset allocation and selection decisions. Kevin’s career has spanned over 25 years and during that time he has served in various capacities in trading, portfolio management and risk management. He joined RiverFront in 2010 and served as the senior Fixed Income Portfolio Manager for 2 years and the Chief Risk Officer for 4 years. Kevin serves on the firm’s Investment Committee. Kevin earned a BA in Business and Economics from Randolph-Macon College and an MBA from Virginia Commonwealth University. He earned his Chartered Financial Analyst® designation in 2014.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Each Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
RiverFront Dynamic Unconstrained Income ETF	RFUN
RiverFront Dynamic Core Income ETF	RFCI

Share prices are reported in dollars and cents per Share.

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Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of a Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, nor responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Each Fund’s debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. Each Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent a Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and be accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities (the “Deposit Securities”) (and/or an amount in cash in lieu of some or all of the Deposit Securities) and generally make a cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, and in such other circumstances as the Sub-Adviser believes are in the best interests of a Fund, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by the Funds’ custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that either the AP may not be eligible to trade or the Sub-Adviser believes are in the best interests of a Fund not to accept in kind.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for a Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any

www.alpsfunds.com	21

transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to a Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ Shares trade at or close to NAV. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent for the Funds.

State Street Bank and Trust Company is the custodian, and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Funds make distributions,
●	You sell your Shares listed on the NYSE Arca, and

22	Prospectus | March 31, 2020

●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of each Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder. Most of the income of the Funds is not expected to qualify for the lower tax rates.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest from non-U.S. investments received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if a Fund is eligible to and elects to pass through these taxes to you. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the relevant Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the relevant Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the relevant Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the relevant Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable

www.alpsfunds.com	23

tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, a Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in the exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.759.5679. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

24	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

RiverFront Dynamic Unconstrained Income ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$24.48	$26.13	$25.55	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.20	1.24	1.22	0.63
Net realized and unrealized gain/(loss)	0.99	(1.63)	0.56	0.55
Total from investment operations	2.19	(0.39)	1.78	1.18

DISTRIBUTIONS:
From net investment income	(1.23)	(1.15)	(1.20)	(0.63)
From net realized gains	—	(0.09)	—	—
Tax return of capital	—	(0.02)	—	—
Total distributions	(1.23)	(1.26)	(1.20)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.96	(1.65)	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$25.44	$24.48	$26.13	$25.55
TOTAL RETURN(b)	9.15%	(1.52)%	7.06%	4.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$16,533	$24,481	$11,759	$5,110

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51	%(c)
Ratio of net investment income to average net assets	4.77%	4.93%	4.65%	5.31	%(c)
Portfolio turnover rate(d)	23%	51%	30%	11%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

www.alpsfunds.com	25

Financial highlights

For a share outstanding throughout the periods presented

RiverFront Dynamic Core Income ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$23.52	$24.60	$24.32	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.68	0.68	0.53	0.24
Net realized and unrealized gain/(loss)	1.70	(1.10)	0.23	(0.68)
Total from investment operations	2.38	(0.42)	0.76	(0.44)

DISTRIBUTIONS:
From net investment income	(0.68)	(0.66)	(0.48)	(0.24)
Total distributions	(0.68)	(0.66)	(0.48)	(0.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.70	(1.08)	0.28	(0.68)
NET ASSET VALUE, END OF PERIOD	$25.22	$23.52	$24.60	$24.32
TOTAL RETURN(b)	10.22%	(1.74)%	3.15%	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$134,951	$150,527	$47,962	$6,081

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51	%(c)
Ratio of net investment income to average net assets	2.74%	2.83%	2.15%	2.12	%(c)
Portfolio turnover rate(d)	6%	15%	18%	26%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

26	Prospectus | March 31, 2020

Intentionally Left Blank

Intentionally Left Blank

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Sub-Adviser

RiverFront Investment Group, LLC
1214 East Cary Street
Richmond, Virginia 23219

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www. alpsfunds.com.

The Funds sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.Any representation to the contrary is a criminal offense.

Summary Section	2
Riverfront Dynamic US Dividend Advantage ETF	2
Riverfront Dynamic US Flex-Cap ETF	6
Introduction—ALPS ETF Trust	10
Additional Information About the Funds’ Principal Investment Risks	10
Secondary Investment Strategies	12
Additional Risk Considerations	13
Investment Advisory Services	16
Purchase and Redemption of Shares	18
How to Buy and Sell Shares	18
Frequent Purchases and Redemptions	20
Fund Service Providers	21
Federal Income Taxation	21
Other Information	22
Financial Highlights	22
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

Riverfront Dynamic US Dividend Advantage ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation and dividend income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.52%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$53	$167	$291	$652

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend income. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

In selecting the Fund’s portfolio securities, RiverFront Investment Group, LLC, the Fund’s sub-adviser (“RiverFront” or the “Sub-Adviser”), assembles a portfolio of eligible securities based on several core attributes, including, but not limited to, value, quality and momentum. The Sub-Adviser will consider multiple proprietary factors within each core attribute, such as the price-to-book value of a security when determining value, a company’s cash as a percentage of the company’s market capitalization when determining quality and a security’s three month relative price change when determining momentum. Additionally, within a given sector, security selection will emphasize companies offering a meaningful dividend yield premium over alternative investments within that sector. The Sub-Adviser then assigns each qualifying security a score based on its core attributes, including its dividend yield, and selects the individual securities with the highest scores for investment. In doing so, the Sub-Adviser utilizes its proprietary optimization process to maximize the percentage of high-scoring securities included in the portfolio in accordance with sector and risk factor (e.g., beta, quality, volatility) limitations, subject to the Sub-Adviser’s fundamental active overlay. The Sub-Adviser will also consider the market capitalization of the companies in which the Fund may invest, the potential for dividend income, and the trading volume of a company’s shares in the secondary market. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Adviser may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The Fund considers a “U.S. issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States. The Fund may invest significantly in companies involved in the financial services sector.

The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in equity securities.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk

2	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC US DIVIDEND ADVANTAGE ETF

factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Market conditions may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political and social events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Small- and Mid- Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Dividend-Paying Stock Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend. An issuer of a security may also be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Risk of Investment in Other Investment Companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Real Estate Investment Risk. The Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Funds and other ETFs, to obtain targeted amounts of exposure to different asset classes. As the manager of the Funds and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

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Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Liquidity Risk. The Fund may invest in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments.

Momentum Investing Risk. The Fund may employ in part a momentum style methodology that emphasizes selecting securities that have had higher recent price performance compared to other securities. The Fund may be subject to more risk because securities in which the Fund invests based on momentum may be more volatile than a broad cross-section of securities or the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	14.51%	March 31, 2019
Lowest Quarterly Return	-14.81%	December 31, 2018

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	Since Inception (June 6, 2016)
Return Before Taxes	26.88%	12.01%
Return After Taxes on Distributions	26.27%	11.35%
Return After Taxes on Distributions and Sale of Fund Shares	16.28%	9.25%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	31.49%	14.97%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

4	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC US DIVIDEND ADVANTAGE ETF

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Adam Grossman, CFA, Global Equity CIO; Chris Konstantinos, CFA, Chief Investment Strategist and Director of International Equity; and Rob Glownia, CFA, CFP, Senior Portfolio Manager, are the co-portfolio managers of the Fund. Mr. Grossman and Mr. Konstantinos have served as portfolio managers of the Fund since its inception in June 2016. Mr. Glownia has served as a portfolio manager of the Fund since March 2019.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol RFDA, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

Riverfront Dynamic US Flex-Cap ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.52%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$53	$167	$291	$652

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

In selecting the Fund’s portfolio securities, RiverFront Investment Group, LLC, the Fund’s sub-adviser (“RiverFront” or the “Sub-Adviser”), assembles a portfolio of eligible securities based on several core attributes, including, but not limited to, value, quality and momentum. The Sub-Adviser will consider multiple proprietary factors within each core attribute, such as the price-to-book value of a security when determining value, a company’s cash as a percentage of the company’s market capitalization when determining quality and a security’s three month relative price change when determining momentum. The Sub-Adviser then assigns each qualifying security a score based on its core attributes and selects the individual securities with the highest scores for investment. In doing so, the Sub-Adviser utilizes its proprietary optimization process to maximize the percentage of high-scoring securities included in the portfolio in accordance with sector and risk factor (e.g., beta, quality, volatility) limitations, subject to the Sub-Adviser’s fundamental active overlay. The Sub-Adviser will also consider the market capitalization of the companies in which the Fund may invest, the potential for dividend income, and the trading volume of a company’s shares in the secondary market. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Adviser may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The Fund considers a “U.S. issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States. The Fund may invest substantially in companies in the financial services sector.

The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in equity securities.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

6	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC US FLEX-CAP ETF

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Market conditions may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political and social events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in a Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Funds, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Risk of Investment in Other Investment Companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Real Estate Investment Risk. The Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, cash flow dependency risk, default risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Funds and other ETFs, to obtain targeted amounts of exposure to different asset classes. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

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Liquidity Risk. The Fund may invest in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments.

Momentum Investing Risk. The Fund may employ in part a “momentum” style methodology that emphasizes selecting securities that have had higher recent price performance compared to other securities. The Fund may be subject to more risk because securities in which the Fund invests based on momentum may be more volatile than a broad cross-section of securities or the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for a certain time period compares with the average annual returns of the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	13.30%	March 31, 2019
Lowest Quarterly Return	-18.56%	December 31, 2018

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	Since Inception (June 6, 2016)
Return Before Taxes	24.53%	11.76%
Return After Taxes on Distributions	24.11%	11.37%
Return After Taxes on Distributions and Sale of Fund Shares	14.78%	9.14%
S&P Composite 1500® Index*(reflects no deduction for fees, expenses or taxes)	30.90%	14.62%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGER

Adam Grossman, CFA, Global Equity CIO; Chris Konstantinos, CFA, Chief Investment Strategist and Director of International Equity; and Rob Glownia, CFA, CFP, Senior Portfolio Manager, are the co-portfolio managers of the Fund. Mr. Grossman and Mr. Konstantinos have served as portfolio managers of the Fund since its inception in June 2016. Mr. Glownia has served as a portfolio manager of the Fund since March 2019.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading

8	Prospectus | March 31, 2020

RIVERFRONT DYNAMIC US FLEX-CAP ETF

symbol RFFC, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds. This Prospectus relates to the RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF (each a “Fund” and together, the “Funds”). ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Funds. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) is the Sub-Adviser to the Funds.

Each Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for portfolio securities, and each Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

RIVERFRONT DYNAMIC US DIVIDEND ADVANTAGE ETF

Investment Objective

The Fund seeks to provide capital appreciation and dividend income. The Board of Trustees of the Trust may change the Fund’s investment objective and strategies and other policies without shareholder approval, except as otherwise indicated.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The Fund’s investment objective and 80% investment policy are not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

RIVERFRONT DYNAMIC US FLEX-CAP ETF

Investment Objective

The Fund seeks to provide capital appreciation. The Board of Trustees of the Trust may change the Fund’s investment objective and strategies and other policies without shareholder approval, except as otherwise indicated.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The Fund’s investment objective and 80% investment policy are not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About the Funds’ Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in the aftermath of the 2007-2008 financial crisis generally caused the financial sector to experience an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses.

Market Risk. A principal risk of investing in a Fund is market risk, which is the risk that the value of the securities held by a Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while

10	Prospectus | March 31, 2020

broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Market conditions may affect the value of individual instruments in which a Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities and derivatives markets. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. The financial crisis in the U.S. and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in a Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Funds, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Small- and Mid-Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-sized companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-sized companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, each Fund may acquire shares in other ETFs, closed-end funds and/or business development companies. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, each Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which each Fund may invest may be leveraged. As a result, each Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose each Fund to higher volatility in the market value of such securities and the possibility that each Funds’ long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Real Estate Investment Risk. The Funds invests in companies in the real estate industry, including REITs. Therefore, a Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure

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of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company.

REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Funds from a REIT generally will not constitute qualified dividend income.

Dividend-Paying Stock Risk. RiverFront Dynamic US Dividend Advantage ETF’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend. An issuer of a security may also be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Momentum Investing Risk. The Funds may employ in part a momentum style methodology that emphasizes selecting securities that have had higher recent price performance compared to other securities. The Funds may be subject to more risk because securities in which a Fund invests based on momentum may be more volatile than a broad cross-section of securities or the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Disciplined adherence to a “value” investment style during a period in which that style is “out of favor” can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Funds and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Funds were developed to serve as, and will serve as, investment vehicles for such asset allocation portfolios. As the manager of the Funds and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in a Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. In addition, unlike conventional ETFs, the Funds are not index funds. The Funds are actively managed and do not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a more limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Secondary Investment Strategies

As a non-principal investment strategy, each Fund may invest part of its remaining assets in preferred stocks, convertible stocks, depositary receipts, business development companies (“BDCs”), master limited partnerships (“MLPs”), money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, and in swaps, options and futures and forward contracts. Each Fund may also invest in money market instruments, cash, or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

In addition to investing in equity securities of U.S. companies, each Fund also may invest in equity securities of non-U.S. companies, including issuers in emerging market countries, and depositary receipts in respect of such non-U.S. companies. The Funds consider an emerging market country to be any country whose issuers are included in the MSCI Emerging Markets

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Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Funds consider an “emerging market issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of each Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Borrowing and Leverage Risks. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. As prescribed by the 1940 Act, each Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cash Transactions Risk. The Funds may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Funds may effect a portion of redemptions for cash, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Funds will generally cause the Funds to recognize gain they might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if they were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Funds sold and redeemed their shares in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Funds’ shares than for ETFs that distribute portfolio securities in-kind.

Convertible Securities Risk. A Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Currency Exchange Rate Risk. A Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of a Fund’s investments and the value of your Fund shares. Changes in currency exchange rates also may affect the value of interest earned and gains and losses realized on the sale of securities. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning and you may lose money.

Currency Risk. Because each Fund’s NAV is determined on the basis of U.S. dollars and each Fund may invest in non-U.S. dollar-denominated securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up.

Depositary Receipts. The Funds may make foreign investments through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Investments in depositary receipts involve risks similar to those accompanying direct investments in non-U.S. securities, including liquidity, currency, political, information and other risks.

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Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Forward Currency Contracts Risk. A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at the price at which a Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets. The Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of a Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which a Fund’s operations require cash and could result in the Fund incurring losses on the sale of illiquid or restricted securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions. Certain securities in which the Funds invest may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Fund to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Funds would not be eligible for the 20% deduction for their share of such taxable income.

BDC Risk. Investments in BDCs may be subject to a high degree of risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to management and other expenses, which will be indirectly paid by the Fund.

Foreign Investment Risk. The Funds may invest in securities of non-U.S. issuers. An investment in securities of non-U.S. issuers may involve unique risks of loss that are not typically associated with investing in securities of U.S. issuers. Loss may result because of more or less foreign government regulation; less public or complete financial information; different financial reporting or accounting standards; less liquid, developed

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or efficient trading markets; less liquidity generally; greater market volatility; and less political, economic, social, regulatory, business or environmental stability in the foreign markets and/or countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic or business conditions in related countries (including the United States); regional and global conflicts; the imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments; higher transaction costs; difficulty enforcing contractual obligations; or from problems in registration, settlement or custody. Additionally, financial reporting standards for companies based in foreign markets may differ from those in the United States.

Emerging Markets Risk. The risks associated with investing in foreign countries, including the risk that news and events unique to a country or region will affect those markets and their issuers, may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging markets. Countries with emerging markets may have relatively unstable governments and present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of each Fund’s investments consist of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of each Fund

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to each Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk

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may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In the event of a bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

Located in Denver, Colorado, ALPS Holdings was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of December 31, 2019, ALPS Advisors, Inc. managed over $17.5 billion in assets. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic US Dividend Advantage ETF	0.52%
RiverFront Dynamic US Flex-Cap ETF	0.52%

With respect to each Fund, the unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Sub-Adviser

RiverFront Investment Group, LLC acts as each Fund’s Sub Adviser pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Sub Advisory Agreement”). RiverFront is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2019, Riverfront had approximately $7.3 billion in assets under advisement (discretionary and non-discretionary assets).

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of each Fund, and ALPS Advisors, RiverFront furnishes an investment program for each Fund and manages the investment operations and composition of each Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of

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Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Funds’ annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for each Fund, manages the investment portfolio of each Fund and directs the purchase and sale of each Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day management of each Fund. The individuals listed below are members of the investment management team at RiverFront that manages each Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Adam Grossman, CFA

Mr. Grossman is the firm’s Global Equity CIO. Mr. Grossman co-manages each fund and in that capacity is the primary decision maker regarding security selection within the funds. Mr. Grossman has served as a portfolio manager on both funds, since their inception in June 2016. He brings over a decade’s worth of industry experience in quantitative investing, risk management and portfolio analytics. Prior to joining RiverFront, Mr. Grossman worked at the Virginia Retirement System (VRS), where he managed International Equity and REIT Portfolios and developed research on equity selection and portfolio construction. He began his investment career as a fixed income analyst at VRS. Mr. Grossman earned a BS from Baldwin-Wallace College with a double major in Mathematical Economics and Finance, and an MA in Financial Economics from Virginia Commonwealth University. He received his CFA designation in 2009.

Chris Konstantinos, CFA

Mr. Konstantinos is a co-manager of each Fund. In this role, he is responsible for both asset allocation and selection decisions. He is a Co-Chair of RiverFront’s Investment Committee and also serves on the firm’s Executive Committee. Mr. Konstantinos has been with RiverFront since the company’s founding in 2008. He began his career in 2000 as a corporate finance analyst in the Technology sector at a predecessor to Wachovia Securities. He joined Wachovia’s Advisory Services Group in 2002 as an equity strategist, and worked in various capacities within equity strategy and portfolio management until his departure in 2008. Mr. Konstantinos earned his BS in Business Administration from the Kenan-Flagler School of Business at the University of North Carolina at Chapel Hill. Mr. Konstantinos received his CFA designation in 2013 and holds FINRA Series 7 and 66 licenses.

Rob Glownia, CFA, CFP

Mr. Glownia is a co-manager of each Fund. In this role, he is responsible for both asset allocation and selection decisions. He is a Co-Chair of RiverFront’s Investment Committee and also serves on the firm’s Executive Committee. Mr. Glownia has over a decade’s worth of industry experience through various roles at RiverFront. Earlier in his career, Mr. Glownia served as the Head Equity Trader and oversaw the Portfolio Administration and Trading Team. Mr. Glownia joined RiverFront Investment Group in 2008. He earned his degree in Managerial Economics from Allegheny College. Mr. Glownia holds FINRA Series 7 and 66 licenses. He received his CFA Designation in 2012 and his CFP Certification in 2017.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

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Purchase and Redemption of Shares

General

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Each Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
RiverFront Dynamic US Dividend Advantage ETF	RFDA
RiverFront Dynamic US Flex-Cap ETF	RFFC

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of a Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Each Fund’s equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be

18	Prospectus | March 31, 2020

valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. Debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. Each Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent a Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and be accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities (the “Deposit Securities”) (and/or an amount in cash in lieu of some or all of the Deposit Securities) and generally make a cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, and in such other circumstances as the Sub-Adviser believes are in the best interests of a Fund, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by the Funds’ custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that either the AP may not be eligible to trade or the Sub-Adviser believes are in the best interests of a Fund not to accept in kind.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

www.alpsfunds.com	19

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for a Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to a Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent a Fund may effect the purchase or redemption of Creation

20	Prospectus | March 31, 2020

Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent for the Funds.

State Street Bank and Trust Company is the custodian, and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Funds make distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of each Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder. Dividends received by the Funds from a REIT generally will not constitute qualified dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and, under certain circumstances, at the rate of 21% on certain capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss

www.alpsfunds.com	21

equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, a Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in the exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.759.5679. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

22	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

RiverFront Dynamic US Dividend Advantage ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$31.19	$31.39	$26.59	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.65	0.73	0.63	0.26
Net realized and unrealized gain/(loss)	2.81	(0.26)	4.76	1.40
Total from investment operations	3.46	0.47	5.39	1.66

DISTRIBUTIONS:
From net investment income	(0.67)	(0.67)	(0.59)	(0.21)
Total distributions	(0.67)	(0.67)	(0.59)	(0.21)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.79	(0.20)	4.80	1.45
NET ASSET VALUE, END OF PERIOD	$33.98	$31.19	$31.39	$26.59
TOTAL RETURN(b)	11.29%	1.45%	20.49%	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$130,828	$151,293	$59,644	$13,297

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52	%(c)
Ratio of net investment income to average net assets	2.05%	2.27%	2.19%	2.13	%(c)
Portfolio turnover rate(d)	64%	96%	54%	45%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

www.alpsfunds.com	23

Financial highlights

For a share outstanding throughout the periods presented

RiverFront Dynamic US Flex-Cap ETF

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$32.79	$32.46	$26.84	$25.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.44	0.31	0.17
Net realized and unrealized gain	1.93	0.27 (b)	5.59	1.70
Total from investment operations	2.41	0.71	5.90	1.87

DISTRIBUTIONS:
From net investment income	(0.50)	(0.38)	(0.28)	(0.16)
Total distributions	(0.50)	(0.38)	(0.28)	(0.16)

NET INCREASE IN NET ASSET VALUE	1.91	0.33	5.62	1.71
NET ASSET VALUE, END OF PERIOD	$34.70	$32.79	$32.46	$26.84
TOTAL RETURN(c)	7.49%	2.16%	22.08%	7.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$126,662	$152,464	$40,576	$8,053

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52	%(d)
Ratio of net investment income to average net assets	1.46%	1.30%	1.05%	1.34	%(d)
Portfolio turnover rate(e)	98%	152%	86%	41%

(a)	Based on average shares outstanding during the period.
(b)

Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund’s portfolio.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

24	Prospectus | March 31, 2020

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Sub-Adviser

RiverFront Investment Group, LLC
1214 East Cary Street
Richmond, Virginia 23219

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www. alpsfunds.com.

The Funds sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

ALPS Disruptive Technologies ETF (Cboe BZX: DTEC)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

alpsfunds.com

1-866-759-5679

SUMMARY SECTION

ALPS DISRUPTIVE TECHNOLOGIES ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Indxx Disruptive Technologies Index (ticker symbol IDTEC) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.50%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted.

The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly. The Index Provider will review the Themes every three years for inclusion in the Index Methodology based on a proprietary, rules-based research process. The particular Themes, as well as the number of Themes, included in the Index Methodology are subject to change in the Index Provider’s discretion based on such review.

The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

2	Prospectus | March 31, 2019

Common Stock Risk. Common stock held by the Fund may fall in value due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk. In addition, common stock generally has greater price volatility than fixed income securities.

Disruptive Technology Risk. Companies that the Index Provider believes are developing disruptive technologies may not in fact do so or may not be able to capitalize on those technologies. Companies that develop disruptive technologies may face political, legal or regulatory challenges. Such companies may also be exposed to risks applicable to industries or sectors other than the disruptive technology Theme for which they are chosen and may underperform relative to other companies that are also focused on a particular Theme.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments; may present heightened risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

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Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Highest Quarterly Return	20.41%	(March 31, 2019)
Lowest Quarterly Return	-18.42%	(December 31, 2018)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	Since Inception (December 28, 2017)
Return Before Taxes	34.11%	13.56%
Return After Taxes on Distributions	33.97%	13.45%
Return After Taxes on Distributions and Sale of Fund Shares	20.29%	10.47%
Indxx Disruptive Technologies Index* (reflects no deduction for fees, expenses or taxes)	34.46%	13.78%
Morningstar Global Markets Index*(1) (reflects no deduction for fees, expenses or taxes)	26.24%	6.63%
MSCI ACWI Index* (reflects no deduction for fees, expenses or taxes)	26.60%	7.01%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

(1)

Effective December 13, 2019, the Fund replaced the MSCI ACWI Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Global Markets Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research of ALPS Advisors, Inc. and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Messrs. Mischker and Hicks have each served in such capacity since the Fund’s inception in December 2017.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on Cboe BZX under the ticker

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symbol DTEC and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds. This prospectus relates to the ALPS Disruptive Technologies ETF (the “Fund”). The Fund is classified as “non-diversified.”

The Fund’s shares (the “Shares”) are listed on the Cboe BZX. The Fund’s Shares will trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Disruptive Technologies ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Underlying Index was created by Indxx, LLC (“Index Provider” or “Indxx”).

The Underlying Index is designed to identify companies using disruptive technologies. Indxx defines such companies as those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share.

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have an average daily trading volume of $2 million for the last six months, and the company must derive a minimum of 50% of its revenue from a single Theme (as defined below). In order to be included in the Underlying Index, a stock must also have traded on 90% of the eligible trading days in the last six months. If a stock does not have a trading history of six months, such security must have commenced trading at least three months before the start of the reconstitution process, and should have traded on 90% of the eligible trading days for the past three months. All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

Subject to the foregoing criteria, the Underlying Index methodology identifies the companies using disruptive technologies in each of ten thematic areas (each a “Theme” and together, the “Themes”):

3D Printing: Companies that are primarily engaged in 3D printing hardware, CAD and 3D printing software, 3D printing materials and centers, 3D scanning and measurements.

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Clean Energy and Smart Grid: Companies that are either clean (carbon free – solar, wind, hydro, geo-thermal and waste to energy) energy producers, clean energy equipment providers (e.g. solar panels components, wind turbines and related components) or primarily engaged in electric grid, electric meters and devices (electric infrastructure), networks, energy or other grid-related activities.

Cloud Computing: Companies that are either cloud service providers (SaaS, PaaS, IaaS, XaaS) or provide products and services that use cloud computing technology.

Cybersecurity: Companies primarily involved in the development and administration of security protocols applied to private - public networks, computers, and mobile devices for protection of the data integration and network operations.

Data and Analytics: Companies that generate their revenues by providing data analytics tools and services, decision making software and market intelligence services to third parties.

FinTech: Companies that utilize transformational and innovative software solutions within the financial services industry that focus on at least one of the following business areas: enterprise solutions, P2P and marketplace lending, crowd-funding, personal finance software, automated wealth management and trading, blockchain and alternative currencies.

Healthcare Innovation: Companies that are primarily engaged in robotic assistance, 3D solutions, digital healthcare, and artificial intelligence related to healthcare.

Internet of Things: Companies that have business segments as semiconductors and sensors, networking infrastructure/software, equipment, vehicle and infrastructure/building technology or consumer IoT technology.

Mobile Payments: Companies that provide payment solutions, payment processing services, credit card network or payment industry infrastructure and software services.

Robotics & Artificial Intelligence: Companies that are primarily engaged in industrial robotics and automation, unmanned vehicles and drones, non-industrial robotics and artificial intelligence.

From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. Each Theme and the eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly. The Index Provider will review the Themes every three years for inclusion in the Index Methodology based on a proprietary, rules-based research process. The particular Themes, as well as the number of Themes, included in the Index Methodology are subject to change in the Index Provider’s discretion based on such review.

In order to reduce portfolio turnover, the Underlying Index methodology incorporates the following rules:

a.

An existing Underlying Index constituent may continue to remain in the Underlying Index at the next reconstitution date even if its market capitalization does not meet the previously defined minimum market capitalization criteria, but remains within 20% of this limit.

b.

An existing Underlying Index constituent may continue to remain in the index even if it does not meet the Underlying Index requirements regarding daily trading volume, but remains within 30% of these requirements.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Common Stock Risk. Common stock held by the Fund may fall in value due to general market and economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of the common stock of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common

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stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Disruptive Technology Risk. Companies that the Index Provider believes are developing disruptive technologies may not in fact do so or may not be able to capitalize on those technologies. Companies that develop disruptive technologies may face political or legal challenges from competitors, industry groups or local and national governments. Such companies may also be exposed to risks applicable to industries or sectors other than the disruptive technology Theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are also focused on a particular Theme.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Information Technology Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Financial Technology Sector Risk. FinTech companies may face competition from larger and more established firms, and a FinTech company may not currently or in the future derive any revenue from disruptive technologies. In addition, FinTech companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments.

Health Care Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the health care sector in order to track the Underlying Index’s allocation to that sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, change in technologies or

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other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Emerging Markets Risk. The Fund is subject to emerging markets risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended or in order to comply with Cboe BZX listing standards. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be

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kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Cboe BZX. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its net assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include American Depositary Receipts, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately two business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund seeks to track the Underlying Index, which itself may be concentrated in certain industries or sectors. As a result, the Fund may also be concentrated to the extent the Underlying Index is so concentrated. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

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The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the Cboe BZX may be halted due to market conditions or for reasons that, in the view of the Cboe BZX, make trading in Shares inadvisable. In addition, trading in Shares on the Cboe BZX is subject to trading halts caused by extraordinary market volatility pursuant to the Cboe BZX “Circuit breaker” rules. If a trading halt or unanticipated early closing of Cboe BZX occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Cboe BZX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than Cboe BZX. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Cboe BZX is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on Cboe BZX, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market

10	Prospectus | March 31, 2019

for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Portfolio Management

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President of Advisory Operations for ALPS Advisors, Inc. are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Ryan Mischker has been a Portfolio Manager for the Fund since its inception in December 2017. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, Inc., where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since December 2017. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

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The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the Cboe BZX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on the Cboe BZX at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the Cboe BZX ticker symbol DTEC.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Cboe BZX may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Cboe BZX disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board believes accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the Cboe BZX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Cboe BZX is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Cboe BZX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

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Index Provider

Indxx, LLC (“Indxx” or the “Index Provider”) is the index provider for the Fund. Indxx creates and maintains proprietary portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Pursuant to the License Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s management fees or other resources.

Disclaimers

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund shares to be issued or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in exchange-traded funds] generally or in the Fund in particular or the ability of the Morningstar Index Data to track general exchange-traded fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Fund. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Fund into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUND, OR ANY OTHER

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PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABLITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the Cboe BZX, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue

16	Prospectus | March 31, 2019

Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Funds at 866.759.5679. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

www.alpsfunds.com	17

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods presented

ALPS Disruptive Technologies ETF

	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.13
Net realized and unrealized gain	5.61	1.00	(b)
Total from investment operations	5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.08)	—
Total distributions	(0.08)	—

Net increase in net asset value	5.67	1.13
NET ASSET VALUE, END OF PERIOD	$31.88	$26.21
TOTAL RETURN(c)	22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$74,910	$48,483

Ratio of expenses to average net assets	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	0.48%	0.53	%(d)
Portfolio turnover rate(e)	42%	33%

(a)	Based on average shares outstanding during the period.
(b)

Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund’s portfolio.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

18	Prospectus | December XX, 2017

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INTENTIONALLY LEFT BLANK

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For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1601 Wewatta Street

Suite 400

Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2020

ALPS ETF Trust

ALPS Clean Energy ETF (Cboe BZX: ACES)

An ALPS Advisors Solution

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	6
Tax-Advantaged Product Structure	6
ALPS Clean Energy ETF	6
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	10
Additional Risk Considerations	10
Investment Advisory Services	12
Purchase and Redemption of Shares	13
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	15
Fund Service Providers	15
Index Provider	15
Disclaimers	16
Federal Income Taxation	17
Other Information	18
Financial Highlights	18
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS Clean Energy ETF
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Index (ticker symbol NACEX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. During the most recent fiscal year ended November 31, 2019, the Fund’s portfolio turnover was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company (the “Index Provider”), which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services that enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to, the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, LED, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. or Canadian companies. In order to be eligible for inclusion in the Underlying Index’s, a company’s stock must be traded on one or more major U.S. or Canadian securities exchanges, be based in the U.S. or in Canada, have a minimum float-adjusted market capitalization of at least $100 million, and have a minimum median average daily trading liquidity of greater than $1 million over the last 60 trading days prior to the selection date, and the company must derive a majority of its value from clean energy business segments (as defined above). Such eligible companies shall be defined as the “Index Universe.” All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

From the Index Universe, it is the intent of the Index Provider to include at least 25 stocks that meet the Index criteria. The eligible stocks that are selected for inclusion in the Index’s portfolio are weighted according to each stock’s float-adjusted market-capitalization. The index weight of the largest stock is capped at 5% as of the rebalance date, and the excess weight is redistributed proportionally over the remainder of the Underlying Index. As of December 31, 2019, the Underlying Index consisted of 31 securities.

The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December. The Index Provider’s Index Committee reviews and approves all changes to the Underlying Index as well as regularly reviews the constituent criteria and index construction guidelines based on a proprietary, rules-based research process.

The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

2	Prospectus | March 31, 2020

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Common Stock Risk. Common stock held by the Fund may fall in value due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk. In addition, common stock generally has greater price volatility than fixed income securities.

Clean Energy Sector Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy sector. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can significantly affect this sector. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect companies in the clean energy sector. Also, supply and demand for specific products or services, the supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect this sector. Currently, certain valuation methods used to value companies involved in the clean energy sector, particularly those companies that have not yet traded publicly, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain clean energy company share prices.

Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. These companies may be adversely affected by fluctuations in supply and demand and changes in consumer spending.

Industrials Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Utilities Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the utilities sector in order to track the Underlying Index’s allocation to that sector. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Information Technology Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

www.alpsfunds.com	3

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Return of Capital Risk. Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Highest Quarterly Return	19.45%	(March 31, 2019)
Lowest Quarterly Return	4.83%	(September 30 2019)

4	Prospectus | March 31, 2020

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	Since Inception (June 28, 2018)
Return Before Taxes	51.55%	23.92%
Return After Taxes on Distributions	51.04%	23.58%
Return After Taxes on Distributions and Sale of Fund Shares	30.56%	18.31%
S&P 1000 Total Return Index* (reflects no deduction for fees, expenses or taxes)	25.14%	4.33%
CIBC Atlas Clean Energy Total Return Index* (reflects no deduction for fees, expenses or taxes)	52.06%	24.99%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research of ALPS Advisors, Inc. and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Messrs. Mischker and Hicks have each served in such capacity since the Fund’s inception in 2018.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on Cboe BZX under the ticker symbol ACES and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	5

Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds. This prospectus relates to the ALPS Clean Energy ETF (the “Fund”). The Fund is classified as “non-diversified.”

The Fund’s shares (the “Shares”) are listed on the Cboe BZX Exchange, Inc (“Cboe BZX”). The Fund’s Shares will trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Clean Energy ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the CIBC Atlas Clean Energy Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Underlying Index was created by CIBC National Trust Company (“Index Provider” or “CIBC NTC”)

The Underlying Index is designed to identify companies engaged in the clean energy sector. The Index Provider defines such companies as those that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, LED, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies.

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must: be traded on one or more major U.S. or Canadian securities exchanges; be U.S. or Canadian based as determined by headquarters, asset base, customer base or any other criteria the Index Provider’s investment committee deems relevant; have a minimum float-adjusted market capitalization of at least $100 million and have a minimum median average daily trading liquidity of $1 million for the last 60 trading days prior to the selection date; and the company must derive a majority of its value from one or more clean energy business segments (as defined above). The determination that a company derives a majority of its value from clean energy businesses may be based on reported or estimated earnings before interest, tax, depreciation and amortization (EBITDA), free cash flow, asset base, customer base or any other criteria the Index Provider deems relevant. To be considered for inclusion in the Underlying Index, a company’s clean energy business segment(s) must generate revenue.

From the Index Universe, the Underlying Index methodology selects at least 25 stocks that meet the criteria for inclusion. The eligible stocks that are selected for inclusion in the Underlying Index are weighted according to each stock’s float-adjusted market-capitalization. The index weight of the largest stock is capped at 5% as of the rebalance date, and the excess weight is redistributed proportionally over the remainder of the Underlying Index. As of December 31, 2019, the Underlying Index consisted of 31 securities.

The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December. The selection date of the securities is ten trading days prior to the rebalance date. The Index Provider’s Index Committee reviews and approves all changes to the Underlying Index as well as regularly reviews the constituent criteria and index construction guidelines based on a proprietary, rules-based research process.

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Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Common Stock Risk. Common stock held by the Fund may fall in value due to general market and economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of the common stock of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Clean Energy Sector Risk. Companies in the clean energy sector may be significantly affected by competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, fluctuations in energy prices and supply and demand of alternative energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.

Further, the companies in the clean energy sector may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. On the other hand, if the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment are less likely to prosper. Shares of companies involved in the clean energy sector have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the clean energy sector have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain clean energy company share prices. If government subsidies and incentives for clean energy sources are reduced or eliminated, the demand for clean energy may decline and cause corresponding declines in the revenues and profits of companies engaged in this sector. In addition, changes in U.S., Canadian and other governments’ policies towards clean energy technology also may have an adverse effect on the Fund’s performance.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Utilities Sector Risk. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing

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costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada’s dependency on the U.S. economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market. Furthermore, the Canadian economy is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great

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impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended, or in order to comply with Cboe BZX listing standards. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Return of Capital Risk. Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of each Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally

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fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Cboe BZX. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe BZX and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its net assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include American Depositary Receipts, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately two business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund seeks to track the Underlying Index, which itself may be concentrated in certain industries or sectors. As a result, the Fund may also be concentrated to the extent the Underlying Index is so concentrated. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the Cboe BZX may be halted due to market conditions or for reasons that, in the view of the Cboe BZX, make trading in Shares inadvisable. In addition, trading in Shares on the Cboe BZX is subject to

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trading halts caused by extraordinary market volatility pursuant to the Cboe BZX “Circuit breaker” rules. If a trading halt or unanticipated early closing of Cboe BZX occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Cboe BZX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than Cboe BZX. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Cboe BZX is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on Cboe BZX, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

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Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2019, the Adviser provided supervisory and management services on approximately $17.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2019 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2020.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, if any, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser, if any, out of its management fee.

Portfolio Management

Ryan Mischker has been a Portfolio Manager for the Fund since its inception in 2018. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, Inc., where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since June 2018. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

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The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the Cboe BZX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on the Cboe BZX at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the CBOE BZX ticker symbol ACES.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Cboe BZX may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Cboe BZX disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board believes accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the Cboe BZX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Cboe BZX is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Cboe BZX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

14	Prospectus | March 31, 2020

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.” Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Income dividends, if any, are distributed to shareholders quarterly.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

CIBC National Trust Company (“CIBC NTC” or the “Index Provider”) is the index provider for the Fund. CIBC NTC creates and maintains proprietary portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds.

www.alpsfunds.com	15

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Pursuant to the License Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s management fees or other resources.

Disclaimers

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR

16	Prospectus | March 31, 2020

GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan (in which case your income and gains are taxable to you upon withdrawal), you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the Cboe BZX, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

www.alpsfunds.com	17

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Funds at 866.759.5679. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

18	Prospectus | March 31, 2020

Financial highlights

For a share outstanding throughout the periods presented

ALPS Clean Energy ETF

	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.32	0.09
Net realized and unrealized gain/(loss)	7.42	(0.01)
Total from investment operations	7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.23)	—
Tax return of capital	(0.31)	—
Total distributions	(0.54)	—

Net increase in net asset value	7.20	0.08
NET ASSET VALUE, END OF PERIOD	$32.23	$25.03
TOTAL RETURN(b)	31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$106,359	$16,271

Ratio of expenses to average net assets	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	1.10%	0.89	%(c)
Portfolio turnover rate(d)	15%	9%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2020, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2020

Investment Company Act File No. 811-22175.

Investment Company Act File No. 811-22175

ALPS ETF Trust

Fund	Ticker	Principal Listing Exchange
ALPS REIT Dividend Dogs ETF*	RDOG	NYSE Arca, Inc.
ALPS Equal Sector Weight ETF	EQL	NYSE Arca, Inc.
Alerian MLP ETF	AMLP	NYSE Arca, Inc.
ALPS Sector Dividend Dogs ETF	SDOG	NYSE Arca, Inc.
Barron’s 400SM ETF	BFOR	NYSE Arca, Inc.
ALPS International Sector Dividend Dogs ETF	IDOG	NYSE Arca, Inc.
RiverFront Strategic Income Fund	RIGS	NYSE Arca, Inc.
Alerian Energy Infrastructure ETF	ENFR	NYSE Arca, Inc.
ALPS Emerging Sector Dividend Dogs ETF	EDOG	NYSE Arca, Inc.
ALPS Medical Breakthroughs ETF	SBIO	NYSE Arca, Inc.
RiverFront Dynamic Unconstrained Income ETF	RFUN	NYSE Arca, Inc.
RiverFront Dynamic Core Income ETF	RFCI	NYSE Arca, Inc.
RiverFront Dynamic US Dividend Advantage ETF	RFDA	NYSE Arca, Inc.
RiverFront Dynamic US Flex-Cap ETF	RFFC	NYSE Arca, Inc.
ALPS Disruptive Technologies ETF	DTEC	Cboe BZX Exchange, Inc.
ALPS Clean Energy ETF	ACES	Cboe BZX Exchange, Inc.
*	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF (Ticker: GRI) changed its name to the ALPS REIT Dividend Dogs ETF (Ticker: RDOG).

Statement of Additional Information

Dated March 31, 2020

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated March 31, 2020, for each of the Funds listed above (the “Funds”), each a separate series of the ALPS ETF Trust (the “Trust”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), or by calling toll free 866.759.5679.

The Funds’ most recent Annual Report, if available, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios (each a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the Funds identified on the front cover and as described below. Each Fund is an exchange-traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities. The shares of each Fund are referred to herein as “Shares” or “Fund Shares.”

The 1940 Act classifies investment companies as either diversified or non-diversified. The Alerian MLP ETF (the “AMLP Fund”), the Alerian Energy Infrastructure ETF (the “ENFR Fund”), the RiverFront Dynamic Unconstrained Income ETF (the “RFUN Fund”), the ALPS Disruptive Technologies ETF (the “DTEC Fund”) and the ALPS Clean Energy ETF (the “ACES Fund”) are classified as “non-diversified.” The ALPS Equal Sector Weight ETF (the “EQL Fund”), the ALPS REIT Dividend Dogs ETF (the “RDOG Fund”), the RiverFront Strategic Income Fund (the “RIGS Fund”), the ALPS Medical Breakthroughs ETF (the “SBIO Fund”), the ALPS Sector Dividend Dogs ETF (the “SDOG Fund”), the Barron’s 400 ETF (the “BFOR Fund”), the ALPS International Sector Dividend Dogs ETF (the “IDOG Fund”), the ALPS Emerging Sector Dividend Dogs ETF (the “EDOG Fund”), the RiverFront Dynamic US Dividend Advantage ETF (the “RFDA Fund”), RiverFront Dynamic US Flex-Cap ETF (the “RFFC Fund”), and the RiverFront Dynamic Core Income ETF (the “RFCI Fund”) are classified as “diversified.”

Each Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”). RiverFront Investment Group, LLC (“RiverFront” or a “Sub-Adviser”) is the sub-adviser for the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund.

Each Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).

Except for the DTEC Fund and the ACES Fund, each Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”) under the trading symbols set out on the front cover. The DTEC Fund’s and ACES Fund’s shares are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX” and together with NYSE Arca, the “Exchanges”) under the trading symbol set out on the front cover.

Fund Shares will trade on the applicable Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the applicable Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. An Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchanges, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT RESTRICTIONS AND POLICIES

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Funds and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund. For each Fund classified as a diversified fund, the Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of the issuer. A diversified fund may not change to a non-diversified fund without shareholder approval.

Except for restriction (2) and (4)(iii) below, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds. With respect to the Funds’ fundamental investment restriction (7) below, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, a Fund (except as otherwise noted below) may not:

(1)(a) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that a Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For each Fund except the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund).

(1)(b) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund).

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.

(5)(a) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities). (For each Fund except the BFOR Fund and the SDOG Fund).

(5)(b) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by commodities). (For the BFOR Fund and the SDOG Fund).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. A Fund may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in securities of issuers that engage in these activities.

INVESTMENT POLICIES

The investment objective and principal investment strategies for each of the Funds are provided in their respective Prospectus. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other exchange traded funds.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in such Fund’s Prospectus under the headings “Principal Investment Risks,” “Principal Risks of Investing in the Funds” and “Additional Risk Considerations.” The discussion below supplements, and should be read in conjunction with, such sections of the applicable Fund’s Prospectus.

General Considerations and Risks

Investment in a Fund should be made with an understanding that the value of the portfolio of securities held by each Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

With the exception of the RIGS Fund, the RFFC Fund, the RFDA Fund, the RFUN Fund and the RFCI Fund, the Funds are not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Funds unless the securities of such issuer are removed from the respective Underlying Index.

An investment in a Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of its respective Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of each Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Loans of Portfolio Securities. The Funds may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the applicable Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by the securities lending agent, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the applicable Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis, and maintained in an amount equal to at least 100% of the value of the portfolio securities being lent); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party securities lending agent that is unaffiliated with the Fund and that is acting as a finder.

Risks of Securities Lending. A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities may be invested in short-term liquid fixed income securities or in money market or short-term mutual funds, or similar investment vehicles. A Fund bears the risk of such investments. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral. A Fund may pay lending fees to a party arranging the loan.

Regulations adopted by the global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements and agreements relating to swaps, currency forwards and other derivatives). The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund.

Senior Securities. In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Funds to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Repurchase Agreements. The Funds may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Funds from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Funds are authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Funds may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are advantageous if the Funds have an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Funds’ assets. The custodian bank will maintain a separate account for the Funds with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Funds may invest in the securities of other investment companies (including money market funds and business development companies). Under the 1940 Act, the Funds’ investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Funds’ total assets with respect to any one investment company and (iii) 10% of the Funds’ total assets of investment companies in the aggregate.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid assets (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. A Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Futures and Options. The Funds may utilize exchange-traded futures and options contracts.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified amount of a commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the price of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits, which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Funds would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Funds (except for the RIGS Fund) may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in their Underlying Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price during a period of time prior to the expiration date or on a specified date or dates, depending on the option style. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Funds. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither the Funds nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. The CFTC has adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser were required to register as a CPO with respect to the Funds, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Currency Transactions. Each Fund that invests in non-U.S. securities (except for the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund, as noted below) does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. For the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund, the Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk, but the Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. Each other Fund that invests in non-U.S. securities may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. Since foreign exchange transactions for the Funds are directed to the Funds’ custodian, foreign exchange executions may be better or worse than these effected by other foreign currency dealers.

Risks of Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The various derivative instruments that a Fund may use are described in more detail under “Futures and Options,” “Swap Agreements,” and “Currency Transactions” in this Statement of Additional Information. Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk, correlation risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (ii) the fact that skills needed to use these strategies are different from those needed to select non-derivative portfolio securities; (iii) the potential absence of a liquid secondary market for any particular instrument at any time; (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences; (v) for swaps, additional credit risk and the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the swap is based; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with the use of certain derivatives.

A Fund could lose the entire amount it invests in purchasing options, and the loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Funds to be more volatile and can result in significant losses.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Adviser or a Sub-Adviser may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized over-the-counter (“OTC”) derivative instruments that the CFTC and SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy or insolvency of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy or insolvency of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

With respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

Risks of Futures and Options Transactions. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of loss in a futures position may still be large, as traditionally measured, due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities. Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contracts differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy or insolvency of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Swap Agreements. Bi-lateral swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Some interest rate and credit default swaps are currently subject to central clearing and exchange trading. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Although exchange-trading and clearing decreases the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing do not make the contracts risk-free.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

It is possible that developments in the swaps market, including government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Bi-lateral swap agreements may be subject to contractual restrictions on transferability and termination and may have terms of greater than seven days, and thus, may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and are often valued subjectively.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on a Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant transactions and shareholder transactions on the Exchanges. Furthermore, cyber security failures or breaches by a Fund’s service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, financial intermediaries, and sub-adviser (if applicable)) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. A Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities and investments other than those listed in this SAI and in each Fund’s Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any fundamental investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Funds’ Prospectuses, as those may be amended or supplemented from time to time.

Strategies Specific to the RIGS Fund, the RFUN Fund and the RFCI Fund

Debt Obligations. Each Fund may invest in debt obligations traded in U.S. or foreign markets. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Sub-Adviser may consider (i) general economic and financial conditions; and (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.

The RFUN Fund and the RIGS Fund may each invest up to 100% of its total assets, and the RFCI Fund may invest up to 15% of its total assets, in debt securities that are rated below investment grade (i.e., “junk bonds”) by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating from an NRSRO of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

Each Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

U.S. Government Obligations. Each Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Mortgage-Backed and Asset-Backed Securities. Each Fund may invest in mortgage-backed and asset- backed securities. Mortgage-backed securities (“MBS”) are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as Government National Mortgage Association (“GNMA”) and government-related organizations such as Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. This amendment improved the ability of FNMA and FHLMC to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, each Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and its Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, a Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

Each Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser or Sub-Adviser.

Other asset-backed securities are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include items such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Risks of Mortgage-Related Securities. Investment in MBS poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer. In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of MBS, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government except to the extent previously described. The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Securities. Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Bank Instruments. Each Fund may invest in certificates of deposit (“CDs”), time deposits and bankers’ acceptances from U.S. banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Participation Interests. Each Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant, and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, the Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Commercial Instruments. Each Fund may invest in commercial interests, including commercial paper and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance.

Variable or Floating Rate Instruments. Each Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. The Adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by each Fund.

The Funds' investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”) which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund's investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund's performance and/or NAV.

Zero-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Delayed Delivery Transactions. Each Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique, however delayed delivery agreements may have a leveraging effect.

Investment in securities on a delayed delivery basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. Each Fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or, although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. Each Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.

Rule 144A Securities. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. As set forth under “Illiquid Securities”, a Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities which may include Rule 144A securities. A Fund’s Sub-Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on illiquid securities. In making this determination, the Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). A Fund’s Sub-Adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Sub-Adviser determines that a Rule 144A security is no longer liquid, the Sub-Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of a Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Strategies Specific to the RIGS Fund, the RFUN Fund, the RFCI Fund, the RFDA Fund and the RFFC Fund

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted. The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. Convertible securities may be illiquid and may be required to convert at a time and at a price that is unfavorable to a Fund. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

INFORMATION ABOUT THE INDEX PROVIDERS AND DISCLAIMERS

Index Providers. Set forth below is a list of the Funds (except for the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund, which are actively managed and do not track an index) and the Underlying Index upon which such Fund is based.

Fund	Underlying Index
ALPS REIT Dividend Dogs ETF*	S-Network® REIT Dividend Dogs Index
ALPS Equal Sector Weight ETF	NYSE® Equal Sector Weight Index
Alerian MLP ETF	Alerian MLP Infrastructure Index
ALPS Sector Dividend Dogs ETF	S-Network® Sector Dividend Dogs Index
Barron’s 400SM ETF	Barron’s 400SM Index
ALPS International Sector Dividend Dogs ETF	S-Network® International Sector Dividend Dogs Index
Alerian Energy Infrastructure ETF	Alerian Midstream Energy Select Index
ALPS Emerging Sector Dividend Dogs ETF	S-Network® Emerging Sector Dividend Dogs Index
ALPS Medical Breakthroughs ETF	S-Network® Medical Breakthroughs Index
ALPS Disruptive Technologies ETF	Indxx Disruptive Technologies Index
ALPS Clean Energy ETF	CIBC Atlas Clean Energy Index
*	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF (Ticker: GRI) changed its name to the ALPS REIT Dividend Dogs ETF (Ticker: RDOG).

THE RDOG FUND

S-Network® Global Indexes, Inc. (the “Index Provider”) was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY S-NETWORK® GLOBAL INDEXES, INC. (“INDEX PROVIDER”). THE INDEX PROVIDER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. THE INDEX PROVIDER’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF THE INDEX PROVIDER AND OF ONE OR MORE THE INDEX PROVIDER’S INDEXES, INCLUDING THE S-NETWORK® REIT DIVIDEND DOGS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY THE INDEX PROVIDER WITHOUT REGARD TO ALPS OR THE FUND. THE INDEX PROVIDER HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING S-NETWORK® REIT DIVIDEND DOGS INDEX. THE INDEX PROVIDER IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS. THE INDEX PROVIDER HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S-NETWORK REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE EQL FUND

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE

DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE AMLP FUND

Alerian is the index provider for each Fund. Alerian is an independent company that provides objective market information and is a leader of MLP and energy infrastructure market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders. Its benchmarks are widely used by industry executives, investment professionals, research analysts and national media. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources. The Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Index. The Fund pays no fees to Alerian or the Adviser under the Sub-Licensing Agreement.

Alerian uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.alerian.com.

Shares of the Fund are not issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

The Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

THE SDOG FUND

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. SM is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.SM The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network Global Indexes LLC in connection with the S-Network Sector Dividend Dogs (Ticker: SDOGX).

THE BFOR FUND

MarketGrader Capital, LLC (the “Index Provider”) is not affiliated with the Barron’s 400SM ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The Index Provider has entered into a license agreement with Dow Jones & Company (the “DJ Master License Agreement”) to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index (the “MG Master License Agreement”). The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the DJ Master License Agreement and the MG Master License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s”, “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400SM ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product(s). DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron’s 400 IndexSM is determined, composed and calculated by MarketGrader without regard DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 IndexSM to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron’s 400 Index SM or in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 IndexSM or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES OR ITS RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MARKETGRADER AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

THE IDOG FUND

S-Network Global Indexes, Inc. SM (the “Index Provider”) is not affiliated with the ALPS International Sector Dividend Dogs ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

Standard & Poor's Custom Indexes serves as calculation agent for the Underlying Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

THE ENFR FUND

Shares of the Fund are not sponsored, endorsed, sold, or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Fund into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be listed or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. Alerian has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund. Alerian Midstream Energy Select Index, Alerian Midstream Energy Select Total Return Index, AMEI and AMEIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

Alerian does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Fund, or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall Alerian have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

The Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

THE EDOG FUND

S-Network Global Indexes, Inc. SM (the “Index Provider”) is not affiliated with the ALPS Emerging Sector Dividend Dogs ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

Standard & Poor’s Custom Indexes serves as calculation agent for the Underlying Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

THE SBIO FUND

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. SM is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc. SM

THE DTEC FUND

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund shares to be issued or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE ACES FUND

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

ALL FUNDS

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Underlying Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

COMMON STOCK RISK

Common stock held by a Fund may fall in value due to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in a Fund holding common stock may decrease. The market as a whole can decline for many reasons, including adverse political, social or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics, terrorist attacks, war, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

NON-U.S. AND EMERGING MARKETS SECURITIES

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

RISKS OF CURRENCY TRANSACTIONS

The RIGS Fund, the RFUN Fund, the RFFC Fund and the RFCI Fund may, in certain circumstances, attempt to hedge against each Fund’s currency risk by entering into forward contracts. Hedging a Fund’s currency risks involves the risk of mismatching a Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Certain other Funds invest in non-U.S. securities and thus may engage in foreign exchange transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the RIGS Fund. the RFCI Fund, the RFUN Fund, the RFDA Fund and/or the RFFC Fund utilize foreign exchange transactions at an inappropriate time or judge market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower a Fund’s return. For Funds other than the RIGS Fund. the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund, if a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an Exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s prospectus is available at the applicable listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an Exchange.

MANAGEMENT

Trustees and Officers

The general supervision of the duties performed by the Adviser for each Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is an “interested person” of the Trust (as defined by the 1940 Act) due to his prior affiliation with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

Independent Trustees

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).

Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Interested Trustee

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.

Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen, (1981)	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until her/her successor is elected.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Compliance Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, investment advisor to the Forward Funds, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Rick A. Pederson

Rick A. Pederson – Mr. Pederson has served as an Independent Trustee of the Trust since March 2008. He currently serves on the Trust’s Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Pederson has been a long-time manager of private equity and real estate investment funds, and has served on the boards of several private companies and not-for-profit entities. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since December 11, 2017. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and retired in 2019. He previously served as Director of ALPS Holdings, Inc., ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the Trustees. The Trust has engaged the Adviser to manage each Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of each Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Mr. Pederson, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the fact that the Chairman of the Board is an Independent Trustee, the Trust’s multiple series of Fund shares, the Trust’s net assets, the services provided by the Trust’s service providers, and the formal and informal functions of the various Independent Trustees both during and between Board meetings.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through either Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by each Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. In addition, as part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

The Board met six times during the fiscal year ended November 30, 2019.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met three times during the fiscal year ended November 30, 2019.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems and Pederson. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended November 30, 2019.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS ETF Trust, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of December 31, 2019, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edmund J. Burke	None	None

As of December 31, 2019, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	$10,001 - $50,000
Jeremy W. Deems	None	None
Rick Pederson	None	None

Remuneration of Trustees and Officers

Each Independent Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, Mr. Burke received no compensation or expense reimbursements from the Trust. Effective January 1, 2020, Mr. Burke receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, each of Messrs. Pederson and Deems receives a quarterly retainer of $2,000, respectively, in connection with their respective roles as Chairman of the Board and Chairman of the Audit Committee. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended November 30, 2019:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$36,500	$0	$0	$172,500
Edmund J. Burke, Trustee	N/A	N/A	N/A	N/A
Jeremy W. Deems, Trustee	$44,500	$0	$0	$193,500
Rick A. Pederson, Trustee	$44,500	$0	$0	$81,500

(1)	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers who are employed by the Adviser receive no compensation or expense reimbursements from the Trust.

Adviser. The Funds are managed by the Adviser. The Adviser, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1000, Denver, CO 80203. The Adviser is an affiliate of ALPS Fund Services, Inc., who serves as the Funds’ administrator, and ALPS Portfolio Solutions Distributor, Inc., who serves as Distributor to the Funds.

Located in Denver, Colorado, ALPS Holdings was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of December 31, 2019, ALPS Advisors, Inc. managed over $17.5 billion in assets. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018.

Investment Advisory Agreement.

Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business.

The Funds’ unitary advisory fees as a percentage of net assets are:

Fund	Advisory Fee
ALPS REIT Dividend Dogs ETF*	0.35%
ALPS Equal Sector Weight ETF**	0.37%
Alerian MLP ETF***	0.85%

ALPS Sector Dividend Dogs ETF	0.40%
Barron’s 400SM ETF	0.65%
ALPS International Sector Dividend Dogs ETF	0.50%
RiverFront Strategic Income Fund****	0.46%
Alerian Energy Infrastructure ETF	0.65%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS Medical Breakthroughs ETF	0.50%
RiverFront Dynamic Unconstrained Income ETF	0.51%
RiverFront Dynamic Core Income ETF	0.51%
RiverFront Dynamic US Dividend Advantage ETF	0.52%
RiverFront Dynamic US Flex-Cap ETF	0.52%
ALPS Disruptive Technologies ETF	0.50%
ALPS Clean Energy ETF	0.65%
*	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF changed its name to the ALPS REIT Dividend Dogs ETF. In addition, effective January 2, 2020, the Fund’s advisory fee changed from 0.55% to 0.35%.
**	With respect to the ALPS Equal Sector Weight ETF, the Adviser has agreed, through March 31, 2020, to reduce its annual advisory fee by 0.19%. As described in the Fund’s prospectus, the Adviser will reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs (as defined in the Fund’s prospectus) attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.
***	With respect to the Alerian MLP ETF, the unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $10 billion, (ii) 80 basis points (0.80%) for average net assets greater than $10 billion up to and including $15 billion, (iii) 70 basis points (0.70%) for average net assets greater than $15 billion up to and including $20 billion, (iv) 55 basis points (0.55%) for average net assets greater than $20 billion up to and including $25 billion, and (v) 40 basis points (0.40%) for average net assets greater than $25 billion. Prior to June 29, 2018, the unitary advisory fee as a percentage of net assets was subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $10 billion, (ii) 80 basis points (0.80%) for average net assets greater than $10 billion up to and including $15 billion, (iii) 75.5 basis points (0.755%) for average net assets greater than $15 billion up to and including $20 billion, and (iv) 71.5 basis points (0.715%) for average net assets greater than $20 billion.
****	With respect to the RiverFront Strategic Income Fund, the unitary management fee is comprised of 0.11% payable to the Adviser and 0.35% payable to the Sub-Adviser.

The table below shows the management fees earned by ALPS Advisors, Inc. for the periods indicated.

Fund	For the Fiscal Year Ended November 30, 2019	For the Fiscal Year Ended November 30, 2018	For the Fiscal Year Ended November 30, 2017
ALPS REIT Dividend Dogs ETF(1)	$294,592	$330,310	$406,955
ALPS Equal Sector Weight ETF	Gross Fee: $578,380 Waiver: $344,801 Net Fee: $233,579	Gross Fee: $597,982 Waiver: $354,657 Net Fee: $243,325	Gross Fee: $585,726 Waiver: $348,269 Net Fee: $237,457

Alerian MLP ETF	$72,786,010	$83,031,267	$85,739,653
ALPS Sector Dividend Dogs ETF	$7,372,762	$9,116,138	$8,733,082
Barron’s 400SM ETF	$986,887	$1,237,516	$1,268,083
ALPS International Sector Dividend Dogs ETF	$1,266,457	$1,656,503	$1,259,846
RiverFront Strategic Income Fund	$716,012	$433,035	$510,241
Alerian Energy Infrastructure ETF	$391,551	$272,374	$216,038
ALPS Emerging Sector Dividend Dogs ETF	$192,088	$264,947	$219,867
ALPS Medical Breakthroughs ETF	$917,940	$1,021,628	$565,171
RiverFront Dynamic Unconstrained Income ETF	$95,592	$191,758	$44,857
RiverFront Dynamic Core Income ETF	$750,744	$524,833	$149,192
RiverFront Dynamic US Dividend Advantage ETF	$696,560	$586,915	$184,210
RiverFront Dynamic US Flex-Cap ETF	$704,289	$571,626	$134,175
ALPS Disruptive Technologies ETF(2)	$304,961	$124,548	N/A
ALPS Clean Energy ETF(3)	$368,844	$35,339	N/A
(1)	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF changed its name to the ALPS REIT Dividend Dogs ETF.

(2)	The DTEC Fund commenced operations on December 29, 2017.

(3)	The ACES Fund commenced operations on June 29, 2018.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Funds’ outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Sub-Adviser.

RiverFront Investment Group, LLC (“RiverFront”) acts as Sub-Adviser to the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund pursuant to a sub-advisory agreement with the Trust (the “Sub-Advisory Agreement”). RiverFront, established in April 2008, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-adviser to a series of mutual funds and ETFs. As of December 31, 2019, RiverFront had approximately $7.3 billion in assets under advisement (discretionary and non-discretionary assets).

Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers.

Information regarding the other accounts managed by the portfolio managers as of November 30, 2019, is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
All Funds except for the RIGS FUND, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund
Ryan Mischker	Registered Investment Companies	12	$10.9 billion	N/A	N/A
	Other Pooled investment vehicles	0	0	N/A	N/A
	Other Accounts	0	0	N/A	N/A
Andrew Hicks	Registered Investment Companies	12	$10.9 billion	N/A	N/A
	Other Pooled investment vehicles	0	0	N/A	N/A
	Other Accounts	0	0	N/A	N/A

RiverFront Strategic Income Fund, RiverFront Dynamic Core Income ETF and RiverFront Dynamic Unconstrained Income Fund
Tim Anderson, CFA	Registered Investment Companies	N/A	N/A	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	17,101	$6.24 billion	N/A	N/A
Rob Glownia, CFA	Registered Investment Companies	4	$387 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	17,101	$6.24 billion	N/A	N/A

Kevin Nicholson, CFA	Registered Investment Companies	3	$185 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	18,722	$6.44 billion	N/A	N/A

RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF
Adam Grossman, CFA	Registered Investment Companies	4	$387 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	17,101	$6.24 billion	N/A	N/A
Chris Konstantinos, CFA	Registered Investment Companies	4	$387 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	17,101	$6.24 billion	N/A	N/A
Rob Glownia, CFA	Registered Investment Companies	4	$387 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	17,101	$6.24 billion	N/A	N/A

Portfolio Manager Compensation Structure Disclosure

ALPS Advisors, Inc.

The Adviser is responsible for the day-to-day management of each Fund, except the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund, as described below. Mr. Mischker and Mr. Hicks, who are also responsible for the day-to-day management of each Fund with the exception of the RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund, are paid a base salary, plus a discretionary bonus. The bonus for Mr. Mischker and Mr. Hicks is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Mr. Mischker and Mr. Hicks is discretionary and is not based specifically on portfolio performance.

RiverFront Investment Group, LLC

RiverFront compensates portfolio managers with a base salary and an annual bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is a function of RiverFront’s overall financial performance, the relative and absolute performance of the accounts that the portfolio manager is managing, including the Fund, and the portfolio manager’s individual investment and other job-related performance.

Specifically, the Sub-Adviser accrues a corporate bonus pool that is indexed to the overall profitability of the firm. Each portfolio manager is given a “target bonus” based on achieving the profitability targets. This target bonus is then indexed again (higher or lower) based on each portfolio manager’s individual performance.

Portfolio managers may also own, be awarded and/or may be offered an opportunity to purchase or sell interests in RiverFront’s holding company.

RiverFront and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for RiverFront and the individuals that it employs. For example, RiverFront seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. RiverFront has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by RiverFront and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Investment Program. The Funds will be included as a part of a broader investment program developed by the Sub-Adviser and managed by other portfolio managers. RiverFront is required to satisfy its duties to both the Funds and the accounts that invest in these broader programs. Conflicts may arise when the portfolio managers attempt to satisfy the needs of each type of customer. To address this conflict, the Sub-Adviser requires that portfolio managers of the Funds cannot also be portfolio managers of the broader investment programs that invest in the Funds.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. RiverFront or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to RiverFront and its affiliates.

Securities Ownership of the Portfolio Managers. The dollar range of Fund shares beneficially owned by each portfolio manager as of November 30, 2019 is as follows:

Portfolio Manager Ryan Mischker	Fund	Dollar Range of Fund Shares Beneficially Owned
	ALPS REIT Dividend Dogs ETF*	$0
	ALPS Equal Sector Weight ETF	$0
	Alerian MLP ETF	$0
	ALPS Sector Dividend Dogs ETF	$0
	Barron’s 400SM ETF	$0
	ALPS International Sector Dividend Dogs ETF	$0
	Alerian Energy Infrastructure ETF	$0
	ALPS Emerging Sector Dividend Dogs ETF	$0
	ALPS Medical Breakthroughs ETF	$0
	ALPS Disruptive Technologies ETF	$0
	ALPS Clean Energy ETF	$0

Andrew Hicks
	ALPS REIT Dividend DOGS ETF*	$0
	ALPS Equal Sector Weight ETF	$0
	Alerian MLP ETF	$0
	ALPS Sector Dividend Dogs ETF	$0
	Barron’s 400SM ETF	$0
	ALPS International Sector Dividend Dogs ETF	$0
	Alerian Energy Infrastructure ETF	$0
	ALPS Emerging Sector Dividend Dogs ETF	$0
	ALPS Medical Breakthroughs ETF	$0 - $10,000
	ALPS Disruptive Technologies ETF	$10,001 - $50,000
	ALPS Clean Energy ETF	$0
*	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF changed its name to the ALPS REIT Dividend Dogs ETF.

Tim Anderson, CFA
	RiverFront Strategic Income Fund	$0
	RiverFront Dynamic Core Income ETF	$0
	RiverFront Dynamic Unconstrained Income ETF	$0
Rob Glownia, CFA, CFP
	RiverFront Strategic Income Fund	$0
	RiverFront Dynamic Core Income ETF	$0
	RiverFront Dynamic Unconstrained Income ETF	$0
	RiverFront Dynamic US Dividend Advantage ETF	$0
	RiverFront Dynamic US Flex-Cap ETF	$0
Adam Grossman, CFA
	RiverFront Dynamic US Dividend Advantage ETF	$0
	RiverFront Dynamic US Flex-Cap ETF	$0
Chris Konstantinos, CFA
	RiverFront Dynamic US Dividend Advantage ETF	$0
	RiverFront Dynamic US Flex-Cap ETF	$0

Kevin Nicholson, CFA
	RiverFront Strategic Income Fund	$0
	RiverFront Dynamic Core Income ETF	$0
	RiverFront Dynamic Unconstrained Income ETF	$0

Administrator. ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Custodian and Transfer Agent. State Street Bank and Trust Company (“SSB”) serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, SSB holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. SSB also serves as transfer agent for the Funds pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Distributor. ALPS Portfolio Solutions Distributor, Inc. is the distributor of the Funds’ Shares. Its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Financial Intermediary Compensation. The Adviser and/or its subsidiaries or affiliates (“ALPS Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to certain Funds (“Payments”). Any Payments made by ALPS Entities will be made from their own assets and not from the assets of the Funds. Although a portion of ALPS Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. ALPS Entities may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. ALPS Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. In addition, ALPS Entities may make Payments to Intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

ALPS Entities may determine to make Payments based on any number of metrics. For example, ALPS Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. The Adviser anticipates that the Payments paid by ALPS Entities in connection with the Funds will be immaterial to ALPS Entities in the aggregate for the current fiscal year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the ALPS Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

Securities Lending

Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street Bank and Trust Company (in such capacity, the “Securities Lending Agent”), the Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers.  The Securities Lending Agent administers the Funds’ securities lending program.  These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower.  The Securities Lending Agent also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities.  If a borrower defaults on a loan, the Securities Lending Agent is authorized to exercise contractual remedies and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the Funds for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment.  The Securities Lending Agent may also invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement.  The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.

For the fiscal year ended November 30, 2019, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Revenue[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Alerian Energy Infrastructure ETF	$46,128	$8,911	$145	-	-	$1,426	-	$10,482	$35,646
ALPS Clean Energy ETF	$416,280	$77,958	$936	-	-	$14,092	-	$92,986	$323,294
ALPS Disruptive Technologies ETF	$192,395	$35,909	$657	-	-	$12,189	-	$48,755	$143,640
ALPS Emerging Sector Dividend Dogs ETF	$2,733	$381	$21	-	-	$808	-	$1,210	$1,524
ALPS Equal Sector Weight ETF	$159,664	$9,103	$2,679	-	-	$111,472	-	$123,254	$36,411
ALPS International Sector Dividend Dogs ETF	$11,599	$2,164	$40	-	-	$738	-	$2,942	$8,656
ALPS Medical Breakthroughs ETF	$532,378	$95,460	$3,560	-	-	$51,518	-	$150,537	$381,841
Barrons 400 ETF	$48,129	$7,786	$325	-	-	$8,872	-	$16,984	$31,146
RiverFront Dynamic US Dividend Advantage ETF	$5,117	$706	$88	-	-	$1,500	-	$2,294	$2,822
RiverFront Dynamic US Flex-Cap ETF	$6,817	$1,054	$62	-	-	$1,486	-	$2,602	$4,214

[1]	Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.
[6]	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF changed its name to the ALPS REIT Dividend Dogs ETF.

The RIGS Fund, the AMLP Fund, the RFUN Fund, the RDOG Fund and the SDOG Fund and the RFCI Fund did not participate in securities lending activities for the fiscal year ended November 30, 2019.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. None of the Adviser, or its affiliates currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

RIGS Fund, RFUN Fund and RFCI Fund

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including a Fund). Some securities considered for investment by a Fund may also be appropriate for other clients served by the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. Particularly when investing in less liquid or illiquid securities, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Sub-Adviser may aggregate orders for a Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures fora Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Sub-Adviser will seek the best price and execution of a Fund’s orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although a Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives brokerage and research products and services from many broker-dealers with which the Sub-Adviser places a Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by a Fund are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place a Fund’s portfolio transactions may be useful to the Sub-Adviser in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing a Fund. Conversely, brokerage and research products and services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing a Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The table below shows the brokerage commissions paid by each Fund for the periods indicated:

Fund	For the Fiscal Year Ended November 30, 2019	For the Fiscal Year Ended November 30, 2018	For the Fiscal Year Ended November 30, 2017
ALPS REIT Dividend Dogs ETF(1)	$2,233	$4,255	$3,944
ALPS Equal Sector Weight ETF	$2,731	$6,482	$3,311
Alerian MLP ETF	$2,116,623	$2,071,226	$1,275,090
ALPS Sector Dividend Dogs ETF	$420,742	$60,546	$568,102
Barron’s 400SM ETF	$77,169	$67,513	$71,402
ALPS International Sector Dividend Dogs ETF	$116,390	$237,072	$73,770
RiverFront Strategic Income Fund	$0	$0	$0
Alerian Energy Infrastructure ETF	$7,873	$13,734	$6,944
ALPS Emerging Sector Dividend Dogs ETF	$41,603	$60,546	$28,277
ALPS Medical Breakthroughs ETF	$140,500	$86,454	$39,577
RiverFront Dynamic Unconstrained Income ETF	$0	$0	$0
RiverFront Dynamic Core Income ETF	$0	$0	$0
RiverFront Dynamic US Dividend Advantage ETF	$24,327	$36,565	$8,021
RiverFront Dynamic US Flex-Cap ETF	$51,684	$63,577	$11,380
ALPS Disruptive Technologies ETF(2)	$17,905	$5,260	N/A
ALPS Clean Energy ETF(3)	$4,653	$1,041	N/A

(1)	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF changed its name to the ALPS REIT Dividend Dogs ETF.
(2)	The DTEC Fund commenced operations on December 29, 2017.
(3)	The ACES Fund commenced operations on June 29, 2018.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007 and consists of multiple separate portfolios or series.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Control Persons. Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, as of March 2, 2020, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of each Fund were as follows:

ALPS REIT Dividend Dogs ETF*
Company Name	% of Ownership	Address
CHARLES SCHWAB & CO., INC.	24.58%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
MORGAN STANLEY SMITH BARNEY, LLC	8.95%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
NATIONAL FINANCIAL SERVICES LLC	7.69%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
PERSHING, LLC	7.33%	ONE PERSHING PLAZA JERSEY CITY NJ 07399
TD AMERITRADE CLEARING, INC.	6.76%	200 S 108TH AVE. OMAHA NE 68154-2631
WELLS CLEARING	6.57%	2801 MARKET STREET H0006-09B ST. LOUIS MO 63103
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	5.76%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246

*	Effective January 2, 2020, Cohen & Steers Global Realty Majors ETF changed its name to the ALPS REIT Dividend Dogs ETF.

ALPS Equal Sector Weight ETF
Company Name	% of Ownership	Address
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	27.22%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
MORGAN STANLEY SMITH BARNEY, LLC	13.68%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
UBS FINANCIAL SERVICES INC.	11.04%	1000 Harbor Boulevard, Weehawken, NJ 07086-6790
WELLS CLEARING	8.61%	2801 MARKET STREET H0006-09B ST. LOUIS MO 63103
CHARLES SCHWAB & CO., INC.	7.72%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215

ALPS International Sector Dividend Dogs ETF
Company Name	% of Ownership	Address
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	12.35%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
MORGAN STANLEY SMITH BARNEY, LLC	24.41%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
CHARLES SCHWAB & CO., INC.	11.19%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
WELLS CLEARING	11.81%	2801 MARKET STREET H0006-09B ST. LOUIS MO 63103
UBS FINANCIAL SERVICES, INC.	7.57%	1000 HARBOR BLVD WEEHAWKEN NJ 07086
NATIONAL FINANCIAL SERVICES LLC	5.70%	499 WASHINGTON BLVD 4TH FLOOR, JERSEY CITY, NJ 07310

ALPS Sector Dividend Dogs ETF
Company Name	% of Ownership	Address
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	18.04%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
MORGAN STANLEY SMITH BARNEY, LLC	16.33%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
CHARLES SCHWAB & CO., INC.	12.36%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
WELLS CLEARING	8.61%	2801 MARKET STREET H0006-09B ST. LOUIS MO 63103
UBS FINANCIAL SERVICES INC.	6.86%	1000 HARBOR BOULEVARD, WEEHAWKEN, NJ 07086-6790
NATIONAL FINANCIAL SERVICES LLC	6.05%	499 WASHINGTON BLVD 4TH FLOOR, JERSEY CITY, NJ 07310
RAYMOND JAMES & ASSOCIATES, INC.	5.03%	880 CARILLON PARKWAY, ST. PETERSBURG, FL 33716

Barron’s 400SM ETF
Company Name	% of Ownership	Address
CHARLES SCHWAB & CO., INC.	14.24%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
NATIONAL FINANCIAL SERVICES LLC	18.67%	499 WASHINGTON BLVD 4TH FLOOR, JERSEY CITY, NJ 07310
MORGAN STANLEY SMITH BARNEY, LLC	23.53%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
TD AMERITRADE	7.37%	200 S 108TH AVE. OMAHA NE 68154-2631
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	5.57%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
RBC CAPITAL MARKETS, LLC	6.55%	60 S 6TH ST - P09 MINNEAPOLIS MN 55402-4400

Alerian MLP ETF
Company Name	% of Ownership	Address
MORGAN STANLEY SMITH BARNEY, LLC	12.73%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
CHARLES SCHWAB & CO., INC.	11.02%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	6.73%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
WELLS CLEARING	7.23%	2801 MARKET STREET H0006-09B ST. LOUIS MO 63103
NATIONAL FINANCIAL SERVICES LLC	9.39%	499 WASHINGTON BLVD JERSEY CITY NJ 07310
TD AMERITRADE	6.49%	200 S 108TH AVE. OMAHA NE 68154-2631
GOLDMAN	5.32%	30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY NJ 07302

RiverFront Strategic Income Fund
Company Name	% of Ownership	Address
MORGAN STANLEY SMITH BARNEY, LLC	8.61%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
RAYMOND JAMES & ASSOCIATES, INC.	5.41%	880 CARILLON PARKWAY, ST. PETERSBURG, FL 33716
NATIONAL FINANCIAL SERVICES LLC	16.21%	499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310
TD AMERITRADE CLEARING, INC.	13.23%	200 S 108TH AVE. OMAHA NE 68154-2631
LPL FINANCIAL CO.	10.01%	9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

Alerian Energy Infrastructure ETF
Company Name	% of Ownership	Address
CHARLES SCHWAB & CO., INC.	21.96%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
TD AMERITRADE CLEARING, INC.	15.31%	200 S 108TH AVE. OMAHA NE 68154-2631
NATIONAL FINANCIAL SERVICES LLC	26.50%	499 WASHINGTON BLVD JERSEY CITY NJ 07310
PERSHING, LLC	8.48%	ONE PERSHING PLAZA JERSEY CITY NJ 07399
MORGAN STANLEY SMITH BARNEY, LLC	5.32%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231

ALPS Emerging Sector Dividend Dogs ETF
Company Name	% of Ownership	Address
MORGAN STANLEY SMITH BARNEY, LLC	20.65%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
MERRILL LYNCH PIERCE FENNER	9.89%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
TD AMERITRADE CLEARING, INC.	35.46%	200 S 108TH AVE. OMAHA NE 68154-2631
NATIONAL FINANCIAL SERVICES LLC	8.11%	499 WASHINGTON BLVD 4TH FLOOR, JERSEY CITY, NJ 07310

ALPS Medical Breakthroughs ETF
Company Name	% of Ownership	Address
NATIONAL FINANCIAL SERVICES LLC	19.64%	499 WASHINGTON BLVD 4TH FLOOR, JERSEY CITY, NJ 07310
CHARLES SCHWAB & CO., INC.	13.61%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	8.84%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
TD AMERITRADE CLEARING, INC.	8.16%	200 S 108TH AVE. OMAHA NE 68154-2631
UBS FINANCIAL	6.08%	1000 HARBOR BLVD WEEHAWKEN NJ 07086
MORGAN STANLEY SMITH BARNEY, LLC	7.19%	1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231
WELLS CLEARING	6.66%	2801 MARKET STREET H0006-09B ST. LOUIS MO 63103

RiverFront Dynamic Unconstrained Income ETF
Company Name	% of Ownership	Address
BB&T SECURITIES, LLC	8.60%	8006 DISCOVERY DRIVE SUITE 200 RICHMOND VA 23229
JPMORGAN	24.50%	500 STANTON CHRISTIANA ROAD FLOOR: 03 NEWARK DE 19713-2107
SSB&T CO.	15.46%	1776 HERITAGE DR. NORTH QUINCY MA 02171
ROBERT W. BAIRD & CO. INC.	8.02%	777 E. WISCONSIN AVENUE 19TH FLOOR MILWAUKEE WI 53202
BANK OF AMERICA	8.21%
RAYMOND JAMES	7.20%	880 CARILION PARKWAY SAINT PETERSBURG FL 33716

RiverFront Dynamic Core Income ETF
Company Name	% of Ownership	Address
BB&T SECURITIES, LLC	14.82%	8006 DISCOVERY DRIVE SUITE 200 RICHMOND VA 23229
SSB&T CO.	29.79%	1776 HERITAGE DR. NORTH QUINCY MA 02171
ROBERT W. BAIRD & CO. INC.	15.39%	777 E. WISCONSIN AVENUE 19TH FLOOR MILWAUKEE WI 53202
NATIONAL FINANCIAL SERVICES, LLC	9.33%	499 WASHINGTON BLVD JERSEY CITY NJ 07310
RAYMOND JAMES	11.24%	880 CARILION PARKWAY SAINT PETERSBURG FL 33716

RiverFront Dynamic US Dividend Advantage ETF
Company Name	% of Ownership	Address
BB&T SECURITIES, LLC	15.65%	8006 DISCOVERY DRIVE SUITE 200 RICHMOND VA 23229
SSB&T CO.	32.82%	1776 HERITAGE DR. NORTH QUINCY MA 02171
ROBERT W. BAIRD & CO. INC.	14.42%	777 E. WISCONSIN AVENUE 19TH FLOOR MILWAUKEE WI 53202
NATIONAL FINANCIAL SERVICES, LLC	8.01%	499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310
HILLTOP SECURITIES	5.01%	1201 ELM STREET SUITE 3500 DALLAS TX 75270

RiverFront Dynamic US Flex-Cap ETF
Company Name	% of Ownership	Address
BB&T SECURITIES, LLC	16.84%	8006 DISCOVERY DRIVE SUITE 200 RICHMOND VA 23229
SSB&T CO.	35.15%	1776 HERITAGE DR. NORTH QUINCY MA 02171
ROBERT W. BAIRD & CO. INC.	12.94%	777 E. WISCONSIN AVENUE 19TH FLOOR MILWAUKEE WI 53202
National Financial Services, LLC	6.56%	499 WASHINGTON BLVD JERSEY CITY NJ 07310
HILLTOP SECURITIES	7.34%	1201 ELM STREET SUITE 3500 DALLAS TX 75270
RAYMOND JAMES	5.14%	880 CARILION PARKWAY SAINT PETERSBURG FL 33716

ALPS Disruptive Technologies ETF
Company Name	% of Ownership	Address
MERRILL LYNCH PIERCE FENNER SAFEKEEPING	30.17%	4804 DEERLAKE DR. E. JACKSONVILLE FL 32246
NFS LLC	11.72%	499 WASHINGTON BLVD JERSEY CITY NJ 07310
CHARLES SCHWAB	20.96%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
UBS FINANCIAL SERVICES INC.	5.28%	1000 HARBOR BLVD WEEHAWKEN NJ 07086

ALPS Clean Energy ETF
Company Name	% Of Ownership	Address
CHARLES SCHWAB	21.70%	2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215
REL/TRUST	38.72%	1100 ABERNATHY RD NE, SUITE 400 ATLANTA GA 30328
NATIONAL FINANCIAL SERVICES LLC	15.08%	499 WASHINGTON BLVD JERSEY CITY NJ 07310

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser or Sub-Adviser. The Adviser or Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A and B of this SAI. The Board will periodically review each Fund’s proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Disclosure of the Fund’s complete holdings is required to be made monthly on Form N-PORT no later than 60 days after the end of each fiscal quarter, with information reported on Form N-PORT for the third month of the fiscal quarter made publicly available by the SEC 60 days after the end of the Fund’s fiscal quarter. Form N-CSR and Form N-PORTs for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in each Fund or in other investment companies or accounts managed by the Adviser, Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Trust. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. Each Fund’s complete portfolio holdings are publicly disseminated each day each Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Fund’s listing Exchange and the Nasdaq via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser, Sub-Adviser and the Distributor will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by each Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of each Fund (except as noted below) generally consists of the in-kind deposit of a designated portfolio of securities — the “Deposit Securities” — per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. The AMLP Fund effects creations in cash (with the required amount of cash for the purchase of a Creation Unit Aggregation being the “Deposit Cash”). The RIGS Fund, RFUN Fund, RFCI Fund, RFDA Fund and the RFFC Fund may effect creations largely or wholly for cash. Together, the Deposit Securities, the Cash Component and/or the Deposit Cash constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of each Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund that effects creations wholly or partly in-kind.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of a Fund’s Underlying Index. With respect to the RIGS Fund, RFUN Fund, RFCI Fund, RFDA Fund and the RFFC Fund the Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equal to the price of the TBA transaction listed as a Deposit Security. In addition, with respect to Funds that effect creations wholly or partly in-kind, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or, if applicable, the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the applicable Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the applicable Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant. Only U.S. equity securities are eligible to be cleared through the Clearing Process. Therefore, only Funds which invest solely in such securities are eligible to utilize the Clearing Process.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to a Fund that invests in non-U.S. securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the Fund’s listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits (for Funds eligible to utilize the Clearing Process) made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process (including all Fund Deposits made for Funds that are not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (for Funds that could utilize the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and a Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fee. Authorized Participants may be required to pay a creation or redemption fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to an creation or redemption fee, payable to SSB, in the amount listed in the table below, irrespective of the size of the order.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to Funds that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation or redemption transaction fee for each Fund is set forth below.

FUND	STANDARD CREATION OR REDEMPTION TRANSACTION FEE
RDOG	$500
EQL	$500
AMLP	$500
SDOG	$500
BFOR	$500
IDOG	$1,500
RIGS	$500
ENFR	$500
EDOG	$1,500
SBIO	$500
RFUN	$500
RFCI	$500
RFDA	$500
RFFC	$500
DTEC	$500
ACES	$500

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at a Fund’s NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Funds will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption, and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement effecting legal or beneficial ownership of such Shares being tendered there are no restrictions precluding the tender and delivery of such Shares (including borrowed Shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to each Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The AMLP Fund effects redemptions in cash. The RIGS Fund, the RFCI Fund, the RFUN Fund, the RFDA Fund and the RFFC Fund may effect redemptions largely or wholly in cash.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed to compensate a Fund for the costs associated with selling the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust’s sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for a Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process (for Funds eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process (including all redemption orders for Funds not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. With respect to Funds that invest in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Funds. In addition, for Funds that invest in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

For Funds that effect redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the relevant Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the relevant Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. Each Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The holidays applicable to each such Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA
January 1	April 18	June 20	October 20
March 4	April 19	July 8	November 18
March 5	May 1	July 9	December 8
March 24	May 25	August 19	December 25
April 2	June 17	October 14

AUSTRALIA
January 1	April 22	August 5	December 25
January 28	April 25	October 7	November 5
April 19	May 6

AUSTRIA
January 1	May 30	August 15	December 8
January 6	June 10	October 26	December 25
April 22	June 20	November 1	December 26
May 1

BRAZIL
January 1	March 6	June 20	November 2
January 25	April 19	July 9	November 15
March 4	April 21	September 7	December 25
March 5	May 1	October 12

CANADA
January 1	April 19	July 1	November 11
February 11	April 22	August 5	December 25
February 18	May 20	September 2	December 26
February 19	June 21	October 14

CHILE
January 1	May 21	September 18	November 1
April 19	July 1	September 19	December 8
April 20	July 16	October 14	December 25
May 1	August 15

CHINA
January 1	February 7	June 7	October 3
February 4	February 8	September 13	October 4
February 5	April 5	October 1	October 7
February 6	May 1	October 2

CZECH REPUBLIC
January 1	May 8	September 28	December 24
April 19	July 5	October 28	December 25
April 22	July 6	November 17	December 26
May 1

DENMARK
January 1	April 22	June 5	December 25
April 18	May 17	June 10	December 26
April 19	May 30	December 24	December 31

EGYPT
January 7	May 1	July 23	September 1
January 25	June 5	August 12	October 6
April 25	June 6	August 13	November 10
April 28	June 7	August 14

FINLAND
January 1	April 22	December 6	December 25
January 6	May 1	December 24	December 26
April 19	May 30

FRANCE
January 1	May 8	July 14	November 11
April 22	May 30	August 15	December 25
May 1	June 10	November 1	December 26

GERMANY
January 1	May 1	June 10	December 25
April 9	May 30	October 3	December 26
April 22

HONG KONG
January 1	April 5	May 13	October 1
February 4	April 19	June 7	October 7
February 5	April 20	July 1	December 25
February 6	April 22	September 14	December 26
February 7	May 1

HUNGARY
January 1	May 1	August 19	November 1
March 15	June 9	August 20	December 25
April 19	June 10	October 23	December 26
April 22

INDIA
January 26	March 21	May 1	October 2
February 19	April 19	August 15	December 25
March 4

INDONESIA
January 1	April 19	June 1	August 17
February 5	May 1	June 5	September 1
March 7	May 19	June 6	November 10
April 3	May 30	August 12	December 25

IRELAND
January 1	April 22	August 5	December 26
March 18	May 6	October 28	December 27
April 19	June 3	December 25

ISRAEL
March 21	May 9	September 30	October 14
April 21	June 10	October 1	October 22
April 27	August 11	October 9

ITALY
January 1	April 22	June 2	December 8
January 6	April 25	August 15	December 25
April 19	May 1	November 1	December 26

JAPAN
January 1	March 21	July 15	October 14
January 2	April 19	August 12	November 4
January 3	May 3	September 16	November 25
January 14	May 4	September 23	December 23
February 11	May 6

KENYA
January 1	May 1	October 10	December 25
March 30	June 1	October 20	December 26
April 2	June 15	December 12

LUXEMBOURG
January 1	May 1	June 23	December 25
April 19	May 30	August 15	December 26
April 22	June 10	November 1

MALAYSIA
January 1	March 1	June 5	September 9

January 21	March 19	June 6	September 16
February 1	March 22	August 12	November 10
February 5	May 1	August 31	December 25
February 6	May 19	September 1

MAURITIUS
January 1	February 5	May 1	October 27
January 2	March 4	June 5	November 2
January 21	March 12	August 15	December 25
February 1	April 6	September 2

MEXICO
January 1	April 18	May 5	December 12
February 4	April 19	September 16	December 25
March 18	May 1	November 18

MONACO
January 1	May 1	June 20	November 19
January 27	May 30	August 15	December 8
April 22	June 10	November 1	December 25

MOROCCO
January 1	July 29	August 20	November 6
January 11	August 12	August 21	November 10
May 1	August 14	September 1	November 18

NETHERLANDS
January 1	April 27	May 30	December 25
April 19	May 4	June 10	December 26
April 22	May 5

NIGERIA
January 1	April 22	June 5	December 25
March 8	May 1	August 12	December 26
April 19	May 29	October 1

NORWAY
January 1	April 22	May 30	December 25
April 18	May 1	June 10	December 26
April 19	May 17	December 24

PERU
January 1	May 1	July 29	November 1
April 18	June 29	August 30	December 8
April 19	July 28	October 8	December 25

PHILIPPINES
January 1	April 19	August 12	December 24
February 5	May 1	August 21	December 25
April 9	June 5	August 26	December 30
April 18	June 12	November 1	December 31

POLAND
January 1	May 1	August 15	December 25
January 6	May 3	November 1	December 26
April 22	June 20	November 11

PORTUGAL
January 1	May 1	August 15	December 1
April 19	June 10	October 5	December 8
April 25	June 20	November 1	December 25

RUSSIA
January 1	January 4	March 8	June 12
January 2	January 7	May 1	November 4
January 3	February 23	May 9

SINGAPORE
January 1	April 19	June 5	October 27
February 5	May 1	August 9	December 25
February 6	May 19	August 12

SOUTH AFRICA
January 1	April 22	June 17	December 16
March 21	April 27	August 9	December 25
April 19	May 1	September 24	December 26

SOUTH KOREA
January 1	May 1	June 13	September 26
February 4	May 5	August 15	October 3
February 5	May 7	September 23	October 9
February 6	May 22	September 24	December 25
March 1	June 6	September 25

SPAIN
January 1	April 22	September 11	December 6
January 6	May 1	October 12	December 8
April 18	July 25	November 1	December 25
April 19	August 15

SWEDEN
January 1	May 1	June 22	December 25
January 6	May 30	November 2	December 26
April 19	June 6	December 24	December 31
April 22	June 21

SWITZERLAND
January 1	April 22	June 10	December 25
January 2	May 30	August 1	December 26
April 19

TAIWAN
January 1	February 7	February 23	April 5
February 4	February 8	February 28	June 7
February 5	February 9	March 1	September 13
February 6	February 19	April 4	October 10

THAILAND
January 1	April 15	July 17	October 23
February 19	April 16	July 29	December 5
April 8	April 17	August 12	December 10
April 13	May 1	October 14	December 31
April 14	May 19

TURKEY
January 1	May 19	August 13	August 30
April 23	June 5	August 14	October 29
May 1	August 12	August 15

UKRAINE
January 1	April 29	June 17	August 26
January 7	May 1	June 28	October 14
March 8	May 9	August 24	December 25
April 28

UNITED KINGDOM
January 1	May 6	August 5	December 25
April 19	May 27	August 6	December 26
April 22

UNITED STATES
January 1	April 19	July 4	November 28
January 21	May 27	September 2	December 25
February 18

VIETNAM
January 1	February 6	April 15	May 1
February 4	February 7	April 30	September 2
February 5	February 8

The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar year 2020, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for the Fund as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2020	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Australia	4/6/2020	4/14/2020	8
	4/7/2020	4/15/2020	8
	4/8/2020	4/16/2020	8
	4/9/2020	4/17/2020	8
	12/21/2020	12/29/2020	8
	12/22/2020	12/30/2020	8
	12/23/2020	12/31/2020	8
	12/24/2020	1/2/2021	11
Brazil	2/18/2020	2/27/2020	9
	2/19/2020	2/28/2020	9
	2/20/2020	3/2/2020	11
China	1/23/2020	2/3/2020	10
	9/30/2020	10/12/2020	12
Egypt	12/31/19	1/08/2020	8
	5/19/2020	5/27/2020	8
	5/20/2020	5/28/2020	8
	5/21/2020	6/1/2020	11
	6/24/2020	7/2/2020	8
	6/25/2020	7/6/2020	11
	6/29/2020	7/7/2020	8
	7/27/2020	8/4/2020	8
	7/28/2020	8/5/2020	8
	7/29/2020	8/6/2020	8
Finland	12/23/19	1/2/2020	10
	12/30/19	1/07/2020	8
Hong Kong	12/23/2019	1/2/2020	10
Israel	3/3/2020	3/12/2020	9
	3/4/2020	3/16/2020	12
	3/5/2020	3/17/2020	12
	3/9/2020	3/18/2020	9
Japan	12/27/2019	1/6/2020	10
	12/30/2019	1/6/2020	8
	4/29/2020	5/7/2020	8
Malaysia	4/29/2020	5/7/2020	8
New Zealand	12/21/2020	12/29/2020	8
	12/22/2020	12/30/2020	8
Russia	12/30/2019	1/9/2020	10
	12/31/2019	1/9/2020	9
	1/2/2020	1/14/2020	12
	1/3/2020	1/14/2020	11
	1/6/2020	1/14/2020	8
Taiwan	1/22/2020	1/30/2020	8
	1/22/2020	1/31/2020	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

The following discussion is applicable to all Funds, except for the AMLP Fund. Each Fund intends to qualify for and has elected or intends to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”). As a RIC, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the relevant Fund’s current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities and structured notes. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the relevant Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Certain of a Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce non-qualifying income for purposes of the income test required to be satisfied by a RIC. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. Each Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.”

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

A Fund may gain commodity exposure through investment in exchange traded funds that are treated as RICs or “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. An exchange traded fund that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Although the IRS has issued numerous favorable private letter rulings to certain RICs that gain commodity exposure in this manner, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain commodity exposure, and the IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gains generated by investments in commodity index-linked notes. The IRS also issued regulations that generally treat a Fund’s income inclusion with respect to a subsidiary as qualifying income if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion, or if the Fund’s income inclusion is derived in connection with the Fund’s business of investing in stocks, securities, or currencies. Future IRS guidance could limit the ability of an exchange traded fund that qualifies as a RIC to gain commodity exposure regardless of whether that exchange traded fund previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by a Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Distributions from each Fund’s net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of each Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by each Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by each Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by each Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Reporting to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis is required. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts.

If, for any calendar year, the total distributions made exceed a Fund’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing the shareholder’s potential gain or reducing the shareholder’s potential loss on the subsequent sale of the shares.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities (“Foreign Shareholders”) that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, Foreign Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

The Funds are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly reported by a Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However a Fund may withhold tax on these amounts regardless of the fact that it is not required to do so. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a Foreign Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a Foreign Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs. The rate of withholding by a Fund, if the Fund is categorized as a real property holding corporation under the FIRPTA rules, on a distribution to a nonresident alien or foreign corporation from the sale or exchange of a U.S. real property interest by the Fund is 21%.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a Foreign Shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a Foreign Shareholder that is a corporation. Even if a Foreign Shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Withholding is required (at a 30% rate) with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the applicable withholding agent to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their shares of the Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%. The ability to deduct capital losses may be limited.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the relevant Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the relevant Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the relevant Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of each Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

TAXATION OF THE AMLP FUND

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxation.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 21% and an assumed rate attributable to state taxes.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. The tax basis of Shares of the Fund must be reduced by any distribution which is treated as a return of capital for tax purposes. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if Fund Shares or other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss.

Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service (see above) will nevertheless generally be taxable dividends to shareholders acquiring such additional Shares.

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a shareholder who is a nonresident alien or foreign entity (“Non-U.S. Shareholder”) generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described below.

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s shares, except in the following cases:

- the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

- the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

- the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their shares of the Fund.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, Form W-8BEN-E or other applicable form. Furthermore, the Service may notify the applicable Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%. The ability to deduct capital losses may be limited.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of each Fund is computed by dividing the value of the net assets of the relevant Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the relevant Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund’s NAV, the relevant Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid either quarterly or annually depending on the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the relevant Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INDICATIVE INTRA-DAY VALUE

The approximate value of a Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), is disseminated by the Fund’s listing Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The applicable Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owing to a Fund and the estimated value of the securities held in a Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on a Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies. Although the Funds provide the independent third party calculator with information to calculate the IIV, the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds makes no warranty as to the accuracy of the IIV.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as each Fund’s independent registered public accounting firm. They audit each Fund’s financial statements and perform other related audit services.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the November 30, 2019 Annual Reports for each of the Funds are incorporated in this Statement of Additional Information by reference. The financial statements and financial highlights in the Annual Reports have been audited by Deloitte & Touche LLP, whose report thereon appears in the Annual Reports. You can obtain additional copies of such Annual Reports at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

APPENDIX A

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With respect to investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to ALPS Advisors, Inc. (“AAI”) as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise. In addition, proxy voting authority may be delegated to AAI where it serves as the Funds’ sub-adviser.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F) of the 1940 Act, and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

●	the matter to be voted on has critical significance to the potential value of the security in question;
●	the security represents a significant holding and whether the security is considered a long-term holding; and
●	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.	direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;
ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;
iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer.

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or a an individual client’s guidelines.

●	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

●	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

●	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

●	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

●	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

●	Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

●	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.	AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.	Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section 2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Proxy Advisory Firm Oversight

i.	Initial Assessment

In selecting a third-party proxy advisory firm, AAI will perform an initial due diligence review to ensure that voting determinations are made in the best interests of AAI clients and in accordance with these policies and procedures. AAI’s review will include, but is not limited to, assessing:

●	The necessary resources to fulfill the proxy voting responsibilities;
●	Policies and procedures with respect to obtaining issuer and client input on proxy voting policies; and
●	Transparency regarding voting recommendations and research methodologies.

ii.	Ongoing Reviews

In addition to the initial evaluation of a proxy advisory firm, AAI will conduct ongoing assessments of the proxy advisory firm’s business. Such reviews will occur at periodic intervals and will include, but are not limited to:

●	Summary of material changes, if any, to the proxy advisory firm’s business and how such changes impact the services provided to AAI and its clients;
●	Methodology updates to guidelines and voting recommendations; and
●	Disclosure of conflicts of interest.

f.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

g.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

h.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

i.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines and such voting recommendations are based on accurate and complete information; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

j.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;
●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);
●	The shareholder meeting date;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a security holder;
●	Whether the company cast its vote on the matter;
●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and
●	Whether the company cast its vote for or against management.

k.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);
●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;
●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and
●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of AAI for the first three years.

APPENDIX A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark proxy voting guidelines and ISS’ sustainability proxy voting guidelines. AAI will apply the most appropriate guidelines to ensure proxy votes are voted consistent with proxy voting policies and procedures and in the best interests of clients.

ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

APPENDIX B

RiverFront Investment Group:

Proxy Voting Policy

Proxy Voting

Issue

Investment advisers who exercise voting authority with respect to client securities must adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Finally, the Rule requires that the adviser disclose to clients how they may obtain information regarding voted proxies.

RiverFront votes proxies for certain of its clients; therefore, it has adopted and implemented these Proxy Voting Policy and Procedures.

Policy

Proxies are an asset of a client, and as such should be treated with the same care, diligence, and loyalty as any asset belonging to a client. To that end, RiverFront (through Broadridge, as described below) will vote or withhold a decision to vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.

If a client wishes to use any general or specific proxy voting guidelines, these should be discussed with the client’s Sponsor Firm. The Sponsor Firm may determine whether to allow these exceptions and how they will be implemented. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost; this type of request should also be discussed with the client’s Sponsor Firm. RiverFront will rely on information from the Sponsor Firm to process any exceptions to the guidelines and/or policy.

Procedures for Voting Proxies

RiverFront has voting responsibility for all client accounts (including registered investment company client accounts) over which it has discretion, unless explicitly noted otherwise in the client’s Advisory Agreement or, for clients that are registered investment companies, the Sub-Advisory Agreement.  RiverFront will generally cast votes for all shares for which it has voting authority.

In light of RiverFront’s fiduciary duties,and given the complexity of the issues that may be raised in connection with proxy votes, RiverFront has retained Broadridge Financial Solutions (“Broadridge”) to assist in the coordination and voting of client proxies. Broadridge specializes in providing a variety of fiduciary-level proxy-related services to investment managers. The services provided to RiverFront include timely delivery of meeting and record date information, proxy analysis and voting through an electronic web-based vote execution platform, and detailed recordkeeping for RiverFront’s proxy voting function.

Broadridge will vote client proxies according to Glass Lewis & Co.’s (“Glass Lewis”) recommendations (described below). Glass Lewis is a leading provider of governance and engagement support services to institutional investors and corporations, offering research, proxy vote management, and technology platforms. The following guidelines will be followed:

●	Broadridge to monitor and keep track of all proxy votes; and,
●	Broadridge to vote pursuant to the guidelines suggested by Glass Lewis.
●	In certain limited circumstances, a proxy may be received from sources other than Broadridge. In such circumstances, RiverFront will forward the proxy to Broadridge.

Resolving Potential Conflicts of Interest

We recognize that conflicts of interest may arise for a variety of reasons. Under certain circumstances, RiverFront may face a conflict of interest voting proxies for client accounts. For example, RiverFront has voting discretion with respect to client accounts (including registered investment company clients) that own securities of mutual funds or ETFs for which RiverFront serves as a sub-adviser. Determinations by RiverFront as to whether and how to vote proxies with respect to such securities may pose a conflict of interest for RiverFront, particularly to the extent that the proxy relates to the (continued) appointment of RiverFront as the mutual fund or ETF sub-adviser. When faced with a conflict of interest in voting a client’s proxy, Broadridge and RiverFront use the pre-determined guidelines and research from Glass Lewis to determine the appropriate vote by RiverFront. In similar and other circumstances, the Investment Team will reasonably try to assess any material conflicts between RiverFront’s interests and those of its clients with respect to proxy voting. If the Investment Team detects a conflict of interest, Broadridge will use pre-determined guidelines and their research to make an objective voting decision.

Notwithstanding such proxy voting processes, proxy voting decisions made by RiverFront may benefit the interests of RiverFront and/or another client account, provided that RiverFront believes such voting decisions to be in accordance with its fiduciary duties.

Recordkeeping

RiverFront will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

●	Clients are informed that they should direct proxy voting information requests to RiverFront.
●	Any request, whether written (including email) or oral, received by any Employee of RiverFront, must be promptly forwarded to the CCO or her designee, for processing. All written requests must be retained in a permanent file.
●	In order to facilitate the management of the proxy voting recordkeeping process, and to facilitate the dissemination of such proxy voting records to clients, RiverFront may distribute to any client requesting proxy voting information the complete proxy voting record for that client for the period requested.
●	RiverFront will furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). RiverFront will maintain a copy of the written record provided in response to client’s written (including email) or oral request.

●	Clients are permitted to request the proxy voting record for the five-year period prior to their request.

Glass Lewis Proxy Paper™ Guidelines (provided by Glass Lewis)

The purpose of Glass Lewis proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis evaluates its Proxy Paper™ Guidelines on an ongoing basis and formally updates the policy on an annual basis. These guidelines are maintained by RiverFront and incorporated into this policy by reference.

RiverFront reviews the Glass Lewis guidelines annually to ensure they are consistent with clients’ best interest. Additionally, RiverFront will review Glass Lewis’ policies and procedures regarding potential conflicts of interest to confirm that Glass Lewis remains independent and objective in the formation of its voting decisions. Lastly, RiverFront will periodically review a sample of proxy votes to test whether the votes were in compliance with Glass Lewis’ stated voting guidelines.

Proxy statements received regarding client securities:

Upon physical receipt of a proxy, it is forwarded to Broadridge for processing.

Note: RiverFront is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

Proxy voting records for proxies voted by Broadridge are available via ProxyEdge, which is a web-based database.

Disclosure

RiverFront will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; ((ii) conflicts of interest of RiverFront with those of its clients with respect to proxy voting; and (iii) information about how clients may obtain information on how RiverFront voted proxies.

Responsibility

The CCO and/or her designees are responsible for managing the relationship with Broadridge, ensuring that proxies are being properly voted, and confirming that Broadridge is retaining the appropriate proxy voting records.

Last Updated August 2018

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of Registrant dated September 13, 2007.(1)

	(2)	Declaration of Trust of Registrant dated September 13, 2007.(2)

	(3)	Amended and Restated Declaration of Trust of Registrant dated September 14, 2015.(6)

(b)		By-Laws of Registrant dated September 13, 2007.(2)

(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a) of this filing).

(d)	(1)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. dated May 31, 2018 with respect to the ALPS International Sector Dividend Dogs ETF RiverFront Strategic Income Fund, Alerian MLP ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF.(8)

	(2)	Amendment dated June 29, 2018 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS Clean Energy ETF.(8)

	(3)	Amendment dated August 21, 2018 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS Equal Sector Weight ETF, Alerian Energy Infrastructure ETF, ALPS Medical Breakthroughs ETF, and ALPS Disruptive Technologies ETF.(8)

	(4)	Amendment dated November 1, 2018 to the Investment Advisory Agreement dated May 31, 2018.(8)

	(5)	Amendment dated January 2, 2020 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS REIT Dividend Dogs ETF.(9)

	(6)	Sub-Advisory Agreement dated June 10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

	(7)	Amendment dated March 31, 2016 to the Sub-Advisory Agreement dated June10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

	(8)	Amendment dated July 1, 2016 to the Sub-Advisory Agreement dated June10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

	(9)	Sub-Advisory Agreement dated May 31, 2018 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(8)

	(10)	Amendment dated November 1, 2018 to the Sub-Advisory Agreement dated June10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(8)

	(11)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF.(filed herewith)

(e)	(1)	Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and ALPS Disruptive Technologies ETF.(8)

	(2)	Form of Authorized Participant Agreement.(3)

	(3)	Amendment dated June 29, 2018 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Clean Energy ETF.(8)

(f)		None.

(g)	(1)	Master Custodian Agreement between the Trust and State Street Bank and Trust dated June 30, 2015 with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF) and RiverFront Strategic Income Fund.(4)

	(2)	Amendment dated June 2, 2016 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

	(3)	Amendment dated December 29, 2017 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Disruptive Technologies ETF.(6)

	(4)	Amendment dated June 29, 2018 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Clean Energy ETF.(8)

(h)	(1)	Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF, RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

	(2)	Amendment dated December 29, 2017 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Disruptive Technologies ETF.(6)

	(3)	Amendment dated June 29, 2018 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Clean Energy ETF.(8)

	(4)	Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. with respect to with respect to Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF, RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF. (filed herewith)

(5)	Amendment dated June 28, 2018 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc..(filed herewith)

(6)	Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF), RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF.(filed herewith)

(7)	Amendment dated January 2, 2020 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc..(filed herewith)

(8)	Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust dated June 30, 2015 with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF) and RiverFront Strategic Income Fund.(4)

(9)	Amendment dated June 2, 2016 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

(10)	Amendment dated December 29, 2017 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Disruptive Technologies ETF.(6)

	(11)	Amendment dated June 29, 2018 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Clean Energy ETF.(8)

	(12)	Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF), RiverFront Strategic Income Fund.(4)

	(13)	Amendment dated June 2, 2016 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

	(14)	Amendment dated December 29, 2017 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Disruptive Technologies ETF.(6)

	(15)	Amendment dated June 29, 2018 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Clean Energy ETF.(8)

(i)	(1)	Opinion and Consent of Dechert LLP with respect to the ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF. (filed herewith)

(j)	(1)	Consent of independent registered public accounting firm with respect to the ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF.(filed herewith)

(k)		Not applicable.

(l)		Not applicable.

(m)		Not applicable.

(n)		Not applicable.

(p)	(1)	Code of Ethics for the Trust.(2)

	(2)	Code of Ethics for ALPS Holdings, Inc. revised as of July 1, 2017. (5)

	(3)	Amended Code of Ethics for RiverFront Investment Group, LLC.(7)

(q)		Powers of Attorney for Mary K. Anstine, Jeremy W. Deems, Edmund J. Burke and Rick A. Pederson.(filed herewith)

(1)	Previously filed as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 23, 2008.
(2)	Previously filed as an exhibit to the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on May 1, 2008.
(3)	Previously filed as an exhibit to the Post-Effective Amendment No. 154 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2013.
(4)	Previously filed as an exhibit to the Post-Effective Amendment No. 286 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2017.
(5)	Previously filed as an exhibit to the Post-Effective Amendment No. 288 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on October 13, 2017.
(6)	Previously filed as an exhibit to the Post-Effective Amendment No. 289 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 27, 2017.
(7)	Previously filed as an exhibit to the Post-Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2018.
(8)	Previously filed as an exhibit to the Post-Effective Amendment No. 296 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2019.
(9)	Previously filed as an exhibit to the Post-Effective Amendment No. 298 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 28, 2020.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to a Declaration of Trust, dated September 13, 2007 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Advisers

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Laton Spahr	President, Director	None	Fund Servicing
Mike Sleightholme	Authorized Representative	None	Fund Servicing
Bradley J. Swenson	Executive Vice President, Director	See Trustee and Officer Table in the SAI	Fund Servicing
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Senior Vice President, Chief Technology Officer, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Eric T. Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing

Joseph J. Frank**	Secretary	Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Matthew Sutula	Interim Chief Compliance Officer	See Trustee and Officer Table in the SAI	Fund Servicing
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	See Trustee and Officer Table in the SAI	Fund Servicing
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Ryan Mischker	Vice President, Portfolio Management and Research	Not Applicable	Not Applicable
Andy Hicks	Vice President, Index Management	Not Applicable	Not Applicable
Hilary Quinn	Vice President	Vice President, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Jennifer Craig	Assistant Vice President	Assistant Vice President	Fund Servicing

*	The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1000, Denver, Colorado 80203.

RIVERFRONT INVESTMENTS, LLC

Name*	Position with RiverFront Investments LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Board Member	Redeemer Lutheran Child Development (Volunteer) Riverside School (Volunteer)	Non-Profit Non-Profit
Rod Smyth	Chairman, Director of Investments	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee (Compensated)	Financial Services
Doug Sandler, CFA	Global Strategist	Trolley Fund, LLC, Consultant to Private Fund, advising small local businesses (Volunteer)	For-Profit
Pete Quinn	President & CEO	Mr. Mac Foundation (Volunteer)	Charitable Foundation
Karrie Southall, CIPM	Chief Operating Officer	Women in ETFs, Co-Head of Global Finance and Operations Committee (Volunteer) We. Inc., Co-Treasurer for Global Governance Committee (Volunteer) St. Catherine’s Alumni Board Member (Volunteer)	Non-Profit Non-Profit Non-Profit
Timothy Anderson, CFA	Global Fixed Income Chief Investment Officer	None	N/A
Adam Grossman, CFA	Global Equity CIO	Board Member, Redeemer Lutheran Church (Volunteer)	Non-profit
Chris Konstantinos, CFA	Chief Investment Strategist, Director of International Strategy	Treasurer and Foundation Member, Children’s Home Society, (Volunteer)	Non-Profit
Rob Glownia, CFA, CPM	Senior Portfolio Manager	Richmond Tool Bank, Board member (Volunteer)	Non-Profit
Scott Hays, CFA	Quantitative Portfolio Manager	N/A	N/A
Julie Gibbs	Chief Compliance Officer	N/A	N/A

*	The principal business address for each of the RiverFront representatives is: 1214 East Cary Street, Richmond, VA 23219.

Item 32.	Principal Underwriters.

ALPS Portfolio Solutions Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Variable Investment Trust, Clough Funds Trust, Financial Investors Trust, and Select Sector SPDRs Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	Director, President & Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	None
Steven Price	Vice President, Chief Compliance Officer	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
James Stegall	Vice President, Institutional Sales Manager	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti, and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; (2) ALPS Advisors, Inc. at 1290 Broadway, Suite 1000, Denver, Colorado 80203; (3) State Street Bank and Trust Company, 1 Iron Street – CCB0700, Boston, MA 02210; and (4) RiverFront Investments, LLC, 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 299 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 27th day of March, 2020.

ALPS ETF TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Mary K. Anstine	Trustee	March 27, 2020
Mary K. Anstine*

/s/ Jeremy W. Deems	Trustee	March 27, 2020
Jeremy W. Deems*

/s/ Rick A. Pederson	Trustee	March 27, 2020
Rick A. Pederson*

/s/ Edmund J. Burke	Trustee	March 27, 2020
Edmund J. Burke*

/s/ Bradley J. Swenson	President	March 27, 2020
Bradley J. Swenson

/s/ Kathryn Burns	Treasurer	March 27, 2020
Kathryn Burns

*	Signature affixed by Cara Owen pursuant to a power of attorney dated March 2, 2020 filed herewith.

EXHIBIT INDEX

Exhibits
(d)(11)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF
(h)(4)	Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. with respect to with respect to Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF, RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF and ALPS Disruptive Technologies ETF
(h)(5)	Amendment dated June 28, 2018 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc.
(h)(6)	Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF), RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF
(h)(7)	Amendment dated January 2, 2020 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc.
(i)(1)	Opinion and Consent of Dechert LLP with respect to the ALPS REIT Dividend Dogs ETF, ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF
(j)(1)	Consent of independent registered public accounting firm with respect to the ALPS REIT Dividend Dogs ETF, ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF
(q)	Powers of Attorney for Mary K. Anstine, Jeremy W. Deems, Edmund J. Burke and Rick A. Pederson